UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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AON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AON CORPORATION

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Aon Corporation:

        The 2011 Annual Meeting of Stockholders of Aon Corporation will be held on Friday, May 20, 2011, at 8:30 A.M (local time), at the Indiana Room, Aon Center, 200 East Randolph Street, Chicago, Illinois 60601, for the following purposes:

  1.
  To elect the sixteen nominees named in the attached proxy statement to serve as Directors until our 2012 Annual Meeting of Stockholders. Our Board of Directors unanimously recommends that you vote "FOR" the election of all sixteen nominees.

  2.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2011. Our Board of Directors unanimously recommends that you vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2011.

  3.
  To hold an advisory vote on executive compensation. Our Board of Directors unanimously recommends that you vote "FOR" advisory approval of the compensation of Aon's named executive officers.

  4.
  To hold an advisory vote on the frequency of holding an advisory vote on executive compensation. Our Board of Directors unanimously recommends that you vote "FOR" conducting an advisory vote on the compensation of our named executive officers every year.

  5.
  To approve the Aon Corporation 2011 Incentive Plan. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Aon Corporation 2011 Incentive Plan.

  6.
  To approve the Aon Corporation 2011 Employee Stock Purchase Plan. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Aon Corporation 2011 Employee Stock Purchase Plan.

  7.
  To transact such other business as may properly come before the 2011 Annual Meeting of Stockholders or any adjournment or postponement thereof.

        Only holders of common stock at the close of business on March 30, 2011 are entitled to notice of and to vote at the 2011 Annual Meeting of Stockholders and any adjournment or postponement thereof. A list of the stockholders entitled to vote at the 2011 Annual Meeting will be available for inspection, for any purpose germane to the 2011 Annual Meeting, both at the 2011 Annual Meeting and during normal business hours at our corporate offices for ten days prior to the 2011 Annual Meeting.

        This year, we will continue to use the notice and access rules adopted by the Securities and Exchange Commission to provide our stockholders access to our proxy materials through the Internet. As a result, we will mail a Notice of Internet Availability of Proxy Materials to most of our stockholders on or before April 8, 2011, that provides instructions for accessing and reviewing the proxy materials and voting electronically using the Internet. We will also deliver printed versions of the proxy materials to certain of our stockholders, including those who have previously requested paper copies of the proxy materials. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders will be able to access the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials and in the proxy statement. These proxy materials will be available free of charge.

By Order of the Board of Directors,

Jennifer L. Kraft Vice President and Corporate Secretary

  Chicago, Illinois
  April 8, 2011

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 20, 2011. Our Proxy Statement for the 2011 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2010 are available at http://www.envisionreports.com/AON if you are a stockholder of record, and http://www.edocumentview.com/AON if you are a beneficial owner.

        Your vote is important. Whether or not you plan to attend the 2011 Annual Meeting of Stockholders, please vote as promptly as possible by telephone, through the Internet or by requesting a paper proxy card to complete, sign and return by mail.

Notice of 2011 Annual Meeting of Stockholders
1	Proxy Statement—Annual Meeting of Stockholders—May 20, 2011
1	Information About this Proxy Statement and the 2011 Annual Meeting
6	Principal Holders of Voting Securities
7	Proposal 1—Election of Directors
16	Security Ownership of Certain Beneficial Owners and Management
18	Corporate Governance
24	Board of Directors and Committees
29	Report of the Audit Committee
30	Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
32	Compensation Committee Report
33	Executive Compensation
107	Proposal 3—Advisory Vote on Executive Compensation
108	Proposal 4—Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation
109	Proposal 5—Approval of the Aon Corporation 2011 Incentive Plan
119	Proposal 6—Approval of the Aon Corporation 2011 Employee Stock Purchase Plan
122	Equity Compensation Plan Information
125	Certain Relationships and Related Transactions
125	Section 16(a) Beneficial Ownership Reporting Compliance
126	Stockholder Proposals for 2012 Annual Meeting
126	Incorporation by Reference
127	Other Matters

Aon Corporation
200 East Randolph Street
Chicago, Illinois 60601

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS – MAY 20, 2011

INFORMATION ABOUT THIS PROXY STATEMENT AND THE 2011 ANNUAL MEETING

        The Board of Directors (the "Board") of Aon Corporation ("Aon") is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Indiana Room, Aon Center, 200 East Randolph Street, Chicago Illinois 60601, at 8:30 a.m. (local time), on Friday, May 20, 2011, and at any adjournment or postponement thereof.

        As permitted by the rules of the Securities and Exchange Commission (the "SEC"), we are making our proxy materials, including the Notice of 2011 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card, and our Annual Report to Stockholders (collectively, the "proxy materials"), available to stockholders electronically via the Internet on April 8, 2011. On the same date, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability") containing instructions on how to access our proxy materials and vote online. We are also delivering printed versions of the proxy materials to certain of our stockholders, including those who have previously requested paper copies of the proxy materials. If you received a Notice of Internet Availability, you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice of Internet Availability instructs you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

        Aon's Annual Report to Stockholders, which contains Aon's Annual Report on Form 10-K, including consolidated financial statements for the year ended December 31, 2010 but excluding exhibits, accompanies this proxy statement. Requests for copies of exhibits to Aon's Annual Report on Form 10-K should be submitted to the Office of the Corporate Secretary, Aon Corporation, 200 East Randolph Street, Chicago, Illinois 60601. Exhibits will be furnished upon payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). Aon's Annual Report on Form 10-K, including exhibits, are also available free of charge through our website (http://www.aon.com).

         Why did I receive these proxy materials?

        We have made these proxy materials available to you on the Internet or have delivered printed versions of the proxy materials to you by mail, in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof.

        The Notice of Internet Availability was first mailed on or before April 8, 2011 to stockholders of record as of March 30, 2011, which we refer to as the "record date."

Aon Corporation

         What matters will be presented for consideration at the Annual Meeting?

        Action will be taken at the Annual Meeting with respect to the following proposals:

  1.
  The election of the sixteen nominees named in this proxy statement to serve as Directors until our 2012 Annual Meeting of Stockholders.

  2.
  The ratification of the appointment of Ernst & Young LLP ("E&Y") as our independent registered public accounting firm for the year 2011.

  3.
  An advisory vote on executive compensation.

  4.
  An advisory vote on the frequency of holding an advisory vote on executive compensation.

  5.
  The approval of the Aon Corporation 2011 Incentive Plan.

  6.
  The approval of the Aon Corporation 2011 Employee Stock Purchase Plan.

         Will any other matters be decided at the Annual Meeting?

        At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement. If any other matters are properly presented at the Annual Meeting for consideration, the individuals named in the proxy card will vote on such matters in their discretion.

         Who is entitled to vote at the Annual Meeting?

        Holders of our common stock, par value $1.00 per share (the "Common Stock") as of the close of business on March 30, 2011, are entitled to vote at the Annual Meeting. As of that date, there were 330,505,341 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

         What is the difference between holding shares of Common Stock as a stockholder of record and as a beneficial owner?

        If your shares of Common Stock are registered directly in your name with Aon's transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares of Common Stock, the stockholder of record, and these proxy materials are being made available or sent directly to you by Aon.

        If your shares of Common Stock are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares of Common Stock by following the instructions for voting on the proxy card or Notice of Internet Availability.

         How do I vote?

        If you are a stockholder of record, you may vote using any of the following methods:

  •
  By telephone using the toll-free telephone number shown on the proxy card;

  •
  Through the Internet as instructed on the proxy card or the Notice of Internet Availability;

  •
  If you received proxy materials by mail or if you request a paper proxy card by telephone or through the Internet, you may elect to vote by mail by completing and signing the proxy card and returning it in the prepaid envelope provided; or

Aon Corporation

  •
  By written ballot at the Annual Meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day. If you vote by telephone or through the Internet, your vote must be received by 11:59 p.m., Eastern Time, on Thursday, May 19, 2011, the day before the Annual Meeting. If you properly cast your vote by telephone, through the Internet or by executing and returning a paper proxy card, and your vote is not subsequently revoked, your Common Stock will be voted in accordance with your instructions. If you execute and return a proxy card but do not give instructions, your proxy will be voted as follows: FOR the election of all nominees for Director named in this proxy statement; FOR the ratification of the appointment of E&Y as our independent registered public accounting firm for the year 2011; FOR advisory approval of the compensation of our named executive officers; FOR conducting an advisory vote on the compensation of our named executive officers every year; FOR the approval of the Aon Corporation 2011 Incentive Plan; and FOR the approval of the Aon Corporation 2011 Employee Stock Purchase Plan, and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.

        If you are a beneficial owner, you should follow the voting directions provided by your broker, bank or other nominee. You may submit voting instructions by telephone or through the Internet to your broker, bank or other nominee, or request and return a paper proxy card. If you hold shares through the Aon Savings Plan, the plan trustees will vote according to the instructions received from you provided your voting instruction is received by 11:59 p.m., Eastern Time, on Wednesday, May 18, 2011.

        We will distribute written ballots to anyone who wants to vote in person at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

         What should I do if I receive more than one notice of internet availability of proxy materials or proxy card?

        If you own shares of Common Stock directly in your name as a registered holder and other shares of Common Stock as a beneficial owner through a broker, bank or other nominee, or if you own shares of Common Stock through more than one broker, bank or other nominee, you may receive multiple Notices of Internet Availability or, if you request proxy materials to be delivered to you by mail, multiple proxy cards. It is necessary for you to vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability you receive in order to vote all of the shares you own. If you request proxy materials to be delivered to you by mail, each proxy card you receive will come with its own prepaid return envelope. If you vote by mail make sure you return each proxy card in the return envelope which accompanied that proxy card.

         How is a quorum determined?

        The presence of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

         What is a broker non-vote?

        If you own your shares of Common Stock through a broker, bank or other nominee, and do not provide the organization that holds your shares of Common Stock with specific voting instructions, the bank, broker or other nominee may generally vote your shares of Common Stock in its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee

Aon Corporation

is not permitted to vote your shares of Common Stock for you. A broker non-vote occurs when a broker, bank or other nominee holding shares of Common Stock on your behalf, does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal. If the broker, bank or other nominee that holds your shares of Common Stock does not receive voting instructions from you on how to vote your shares of Common Stock on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares of Common Stock.

         What proposals are considered "routine" or "non-routine"?

        The ratification of the appointment of E&Y as Aon's independent registered public accounting firm for 2011 (Proposal 2) is considered a routine matter under the rules of the New York Stock Exchange (the "NYSE"). A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposal 2.

        The election of Directors (Proposal 1), the advisory vote on executive compensation (Proposal 3), the advisory vote on the frequency of holding an advisory vote on executive compensation (Proposal 4), the approval of the Aon Corporation 2011 Incentive Plan (Proposal 5) and the approval of the Aon Corporation 2011 Employee Stock Purchase Plan (Proposal 6) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 3, 4, 5 and 6.

         What are the voting requirements to elect Directors and approve each of the proposals?

        The election of each of the sixteen nominees for Director named in this proxy statement will be decided by a majority of the votes cast with respect to such Director, which means that the number of votes cast for a nominee for Director must exceed the number of votes cast against that nominee for Director. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for Director. If the number of votes cast against a nominee exceed the number of votes cast for a nominee, the nominee must immediately offer to tender his or resignation, and the Board, through a process managed by the Governance/Nominating Committee, will determine whether to accept or reject the resignation, or take other action.

        The ratification of the appointment of E&Y as Aon's independent registered public accounting firm, the advisory vote on executive compensation, the approval of the Aon Corporation 2011 Incentive Plan, and the approval of the Aon Corporation 2011 Employee Stock Purchase Plan each requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The advisory vote on the frequency of holding an advisory vote on executive compensation will be determined by a plurality of the votes cast. For the ratification of the appointment of E&Y as Aon's independent registered public accounting firm, the advisory vote on executive compensation, the approval of the Aon Corporation 2011 Incentive Plan, and the approval of the Aon Corporation 2011 Employee Stock Purchase Plan, a stockholder who submits a properly executed ballot or proxy is considered present and entitled to vote, so an abstention will have the effect of a vote against the applicable proposal.

         Can I change my vote?

        If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

  •
  Entering a later-dated vote by telephone or through the Internet;

Aon Corporation

  •
  Delivering a valid, later-dated proxy card;

  •
  Sending written notice to the Office of the Corporate Secretary of Aon; or

  •
  Voting by ballot in person at the Annual Meeting.

        If you are a beneficial owner of shares of Common Stock, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above under "How do I vote?"

        All shares of Common Stock that have been properly voted and not revoked will be voted at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior telephone or Internet vote or your proxy.

         Will the Annual Meeting be webcast?

        You may listen to the Annual Meeting on the World Wide Web by logging on to our website at www.aon.com and following the on-screen instructions. We have included our website address in this proxy statement for reference purposes only. The information contained on our website is not incorporated by reference into this proxy statement.

         Who can attend the Annual Meeting?

        Stockholders as of the close of business on March 30, 2011, which is the record date for voting, may attend the Annual Meeting.

         What do I need to do to attend the Annual Meeting?

        If you are a stockholder of record, you do not need to take any additional action in order to attend the Annual Meeting. If you are a beneficial owner of shares of Common Stock and would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of your Common Stock as of the close of business on March 30, 2011, which is the record date for voting. Alternatively, you may contact the broker, bank or other nominee in whose name your Common Stock is registered and obtain a proxy to bring to the Annual Meeting.

         Who will pay the costs of this proxy solicitation?

        We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain Directors, officers or employees of Aon and our subsidiaries telephonically, electronically or by other means of communication, and by Georgeson Shareholder Communications Inc., whom we have hired to assist in the solicitation and distribution of proxies. Directors, officers and employees of Aon and our subsidiaries will receive no additional compensation for such solicitation. Georgeson will receive a fee of $10,000 for its services. We will also reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.

         Who will count the vote?

        Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote and serve as inspectors of election.

         Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which Aon is required to file with the SEC within four business days following the Annual Meeting.

Aon Corporation

PRINCIPAL HOLDERS OF VOTING SECURITIES

        As of February 28, 2011, the beneficial owners of 5% or more of our Common Stock entitled to vote at the Annual Meeting and known to us were:

Name and Address of Beneficial Owner	Number of Shares of Common Stock		Percent of Class

Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900, Memphis, TN 38119	23,228,886	(1)	7.0
T. Rowe Price Associates, Inc. 100 E. Pratt Street, Baltimore, MD 21202	20,125,849	(2)	6.1
Capital World Investors 333 South Hope Street, Los Angeles, CA 90071	17,049,500	(3)	5.2

(1)
Based upon information contained in a Schedule 13G filed February 7, 2011 pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Southeastern Asset Management, Inc. ("Southeastern") is a registered investment adviser and has: (a) sole voting power as to 10,011,074 shares of Common Stock; (b) shared voting power as to 10,442,812 shares of Common Stock; (c) no voting power as to 2,775,000 shares of Common Stock; (d) sole dispositive power as to 12,786,074 shares of Common Stock; (e) shared dispositive power as to 10,442,812 shares of Common Stock; and (f) no dispositive power as to 0 shares of Common Stock. All of the shares of Common Stock covered by the Schedule 13G are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern. As permitted by Rule 13d-4 of the Exchange Act, Southeastern disclaims beneficial ownership of the shares of Common Stock covered by the Schedule 13G.

(2)
Based upon information contained in a Schedule 13G filed with the SEC on February 10, 2011 pursuant to Rule 13d-1(b) of the Exchange Act. T. Rowe Price Associates, Inc. ("Price Associates") is a registered investment adviser and has: (a) sole voting power as to 4,372,279 shares of Common Stock; (b) shared voting power as to 0 shares of Common Stock; (c) sole dispositive power as to 20,125,849 shares of Common Stock; and (d) shared dispositive power as to 0 shares of Common Stock. These shares of Common Stock are owned by various individual and institutional investors, with respect to which Price Associates serves as investment adviser with power to direct investments and sole power to vote certain of the shares of Common Stock. Although Price Associates is deemed to be the beneficial owner of such shares of Common Stock for the reporting requirements of the Exchange Act, Price Associates expressly disclaims beneficial ownership of the shares of Common Stock covered by the Schedule 13G.

(3)
Based upon information contained in a Schedule 13G filed with the SEC on February 14, 2011 pursuant to Rule 13d-1(b) of the Exchange Act. Capital World Investors ("Capital World"), a division of Capital Research and Management Company ("CRMC"), is a registered investment adviser and has: (a) sole voting power as to 17,049,500 shares of Common Stock; (b) shared voting power as to 0 shares of Common Stock; (c) sole dispositive power as to 17,049,500 shares of Common Stock; and (d) shared dispositive power as to 0 shares of Common Stock. All of the shares of Common Stock covered by the Schedule 13G are deemed to be beneficially owned by Capital World as a result of CRMC acting as investment adviser to various investment companies. As permitted by Rule 13d-4 of the Exchange Act, Capital World disclaims beneficial ownership of the shares of Common Stock covered by the Schedule 13G.

Aon Corporation

PROPOSAL 1—ELECTION OF DIRECTORS

        Sixteen Directors are to be elected at the Annual Meeting. All of the current members of our Board of Directors are standing for election. With respect to Mr. Case, his employment agreement provides that he will be nominated for election as a Director at each annual meeting of stockholders during the period of his employment. With respect to Ms. Francis and Mr. Green, the Agreement and Plan of Merger dated as of July 11, 2010 among Aon, Hewitt Associates, Inc. ("Hewitt"), and two subsidiaries of Aon related to the merger of Hewitt with a subsidiary of Aon, provides that each of Ms. Francis and Mr. Green will be nominated for re-election to our Board of Directors at the Annual Meeting. The term of each Director expires at the next Annual Meeting of Stockholders, and each Director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board consists of a number of Directors as is fixed from time to time by resolution adopted by the Board as provided in our bylaws. Consistent with the terms of Aon's certificate of incorporation, the Board currently is authorized to have up to twenty-one members.

        All nominees are currently Directors of Aon. All nominees for Director have consented to be named and have agreed to serve as Directors if elected. The Governance/Nominating Committee recommended to the full Board that each Director be nominated to serve for an additional term.

        Each of the sixteen Directors will be elected by the vote of a majority of the votes cast with respect to such Director, which means that the number of votes cast for a nominee for Director must exceed the number of votes cast against that nominee for Director. A stockholder may: (i) vote for the election of a nominee for Director; (ii) vote against the election of a nominee for Director; or (iii) abstain from voting for a nominee for Director.

        Unless a proxy directs to the contrary, it is intended that the proxies will be voted FOR the election of the sixteen nominees for Director named on the following pages, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. We have no reason to believe that any of the nominees will not be available to serve as a Director. However, if any of them should become unavailable to serve for any reason, the proxies will be voted for such substitute nominees as may be designated by the Board.

        Aon values a number of attributes and criteria when identifying candidates to serve as a Director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals with a reputation for integrity, demonstrate strong leadership capabilities and are able to work collaboratively to make contributions to the Board and management.

        Set forth on the following pages is biographical and other background information concerning each nominee for election as a Director. This information includes each nominee's principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that led to the Board's conclusion that each nominee should serve as a Director. In addition, set forth below is the period during which each nominee has served as a Director of Aon, including service as a Director of Ryan Insurance Group, Inc. ("Ryan Group"), which merged with Aon in 1982. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Ages shown for all Directors are as of December 31, 2010.

Aon Corporation

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

Lester B. Knight	Director since 1999

Mr. Knight became Chairman of the Board of Directors of Aon in August 2008. Mr. Knight is a Founding Partner of RoundTable Healthcare Partners and the former Vice Chairman and Director of Cardinal Health, Inc., a diversified healthcare service company. Mr. Knight was Chairman of the Board and Chief Executive Officer of Allegiance Corporation from 1996 until February 1999, and had been with Baxter International, Inc. from 1981 until 1996 where he served as Corporate Vice President from 1990, Executive Vice President from 1992, and as a Director from 1995. He is a Director of NorthShore University HealthSystem and Junior Achievement of Chicago, a Trustee of Northwestern University and a member of the Civic Committee of The Commercial Club of Chicago. Mr. Knight serves as Chairman of the Executive Committee and Chairman of the Governance/Nominating Committee of our Board of Directors.

The Board concluded that Mr. Knight should continue to serve as a Director of Aon in part due to his role as the founder of a private equity firm focused on investing in the healthcare industry, his executive background at several leading healthcare companies and his financial, investment and management experience.
Age: 52

Gregory C. Case	Director since 2005

Mr. Case was elected President, Chief Executive Officer and Director of Aon on April 4, 2005. Prior to joining Aon, Mr. Case was with McKinsey & Company, the international management consulting firm, for 17 years, most recently serving as head of the Financial Services Practice. He previously was responsible for McKinsey's Global Insurance Practice, and was a member of McKinsey's governing Shareholders' Committee. Prior to joining McKinsey, Mr. Case was with the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank of Kansas City. Mr. Case is a Director of Discover Financial Services. He serves as a member of the Executive Committee of our Board of Directors.

The Board concluded that Mr. Case should continue to serve as a Director of Aon in part due to his role as President and Chief Executive Officer of Aon, including his day to day leadership and intimate knowledge of Aon's business and operations, and his background as a management consultant, including in the Global Insurance and Financial Services areas.
Age: 48

Aon Corporation

Fulvio Conti	Director since 2008

Mr. Conti currently services as Chief Executive Officer and General Manager of Enel SpA, Italy's largest power company, a position he has held since May 2005. From 1999 until his appointment as CEO and General Manager, he served as Chief Financial Officer of Enel. Mr. Conti has a financial career spanning over 35 years, and has held the role of Chief Financial Officer for various private and government-owned entities in Italy. In April 2006, Mr. Conti was appointed to the Board of Barclays PLC/Barclays Bank PLC as a non-executive director. He serves as a member of the Audit Committee and Finance Committee of our Board of Directors.

The Board concluded that Mr. Conti should continue to serve as a Director of Aon in part due to his background as the Chief Executive Officer of a large international energy company, his familiarity with international business activities, particularly in the European Union, and his global financial and management experience. This experience has also led the Board to determine that Mr. Conti is an "audit committee financial expert" as defined by the SEC.
Age: 63

Cheryl A. Francis	Director since 2010

Ms. Francis joined Aon's Board of Directors at the effective time of the merger of Hewitt with a subsidiary of Aon, which occurred on October 1, 2010. Ms. Francis served as Executive Vice President and Chief Financial Officer of R.R. Donnelley & Sons Co., a print media company, from 1995 until 2000. Since 2000, Ms. Francis has served as a business consultant and, since August 2008, as Co-Chairman of the Corporate Leadership Center. From 2002 until August 2008, she served as Vice Chairman of the Corporate Leadership Center. Prior to her role at R.R. Donnelley, Ms. Francis served on the management team of FMC Corporation and its subsidiary, FMC Gold, including serving as Chief Financial Officer of FMC Gold from 1987 through 1991, and Treasurer of FMC Corporation from 1993 through 1995, and as an adjunct professor for the University of Chicago Graduate School of Business from 1991 through 1993. Ms. Francis currently serves as a Director of HNI Corporation and Morningstar, Inc. She serves as a member of the Finance Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that Ms. Francis should continue to serve as a Director of Aon in part due to her background as the former Chief Financial Officer of a large print media company, her role as a Board member of other public companies, her financial experience, and her knowledge of the business conducted by Hewitt.
Age: 56

Aon Corporation

Judson C. Green	Director since 2010

Mr. Green joined Aon's Board of Directors at the effective time of the merger of Hewitt with a subsidiary of Aon, which occurred on October 1, 2010. Mr. Green is the current Vice Chairman of NAVTEQ, a subsidiary of Nokia Corporation and a leading provider of comprehensive digital map information for automotive navigation systems, mobile navigation devices and Internet-based mapping applications, a position he has held since 2009. Previously, he served as President and Chief Executive Officer of NAVTEQ from 2008 to 2009 and of NAVTEQ Corporation from 2000 until its acquisition by Nokia Corporation in 2008. Prior to joining NAVTEQ, Mr. Green was the Chairman of Walt Disney Attractions, the theme park and resort segment of The Walt Disney Company, from December 1998 until April 2000, and President of Walt Disney Attractions from August 1991 through December 1998. Mr. Green is also a Director of DreamWorks Animation SKG, Inc. and Harley-Davidson, Inc. He serves as a member of the Audit Committee, Compliance Committee and Finance Committee of our Board of Directors.

The Board concluded that Mr. Green should continue to serve as a Director of Aon in part due to his background as the former President and Chief Executive Officer of a large information technology company, the former Chief Financial Officer of a large entertainment company, his role as a Board member of other public companies, his financial experience, and his knowledge of the business conducted by Hewitt. This experience has also led the Board to determine that Mr. Green is an "audit committee financial expert" as defined by the SEC.
Age: 58

Edgar D. Jannotta	Director since 1995

In March 2001, Mr. Jannotta was named Chairman of William Blair & Company, L.L.C., an international investment banking firm. Mr. Jannotta joined William Blair & Company in May 1959 as an Associate, became a Partner in January 1965, Assistant Managing Partner in June 1973, Managing Partner in September 1977, Senior Partner in January 1995, and Senior Director in January 1996. He is a Life Trustee of the University of Chicago and Chairman Emeritus of the Board of the Lyric Opera of Chicago. Mr. Jannotta is a Director of Molex Incorporated and Commonwealth Edison Company, and was a Director of Bandag, Incorporated during the last five years. He serves as a member of the Finance Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that Mr. Jannotta should continue to serve as a Director of Aon in part due to his global financial, marketing and management experience, including his continuing role as Chairman of an international investment banking firm, his ability to provide Aon with perspective on current global economic and financial trends, and his role as a Board member of a variety of companies.
Age: 79

Aon Corporation

Jan Kalff	Director since 2003

Mr. Kalff is the former Chairman of the Managing Board of ABN AMRO Holding N.V./ABN AMRO Bank N.V., an international banking concern. Mr. Kalff also serves as Chairman of the Board of Oyens & van Eeghan N.V. and on the Supervisory Boards of HAL Holding N.V. and HAL Investments N.V., Curacao, and was a member of the Supervisory Boards of Concertgebouw N.V., Hagemeyer N.V., Koninklijke Volker Wessels Stevin N.V., N.V. Luchthaven Schiphol and Stork N.V. during the last five years. He serves as a member of the Finance Committee and Governance/Nominating Committee of our Board of Directors.

The Board concluded that Mr. Kalff should continue to serve as a Director of Aon in part due to his background as the former Chairman of an international banking concern, his ability to provide an international perspective on a range of matters, which is particularly relevant in light of Aon's worldwide business operations, and his global financial and management experience.
Age: 73

J. Michael Losh	Director since 2003

From July 2004 to May 2005, Mr. Losh served as Interim Chief Financial Officer of Cardinal Health, Inc., a diversified healthcare service company. From 2000 until 2002, Mr. Losh served as non-executive Chairman of Metaldyne Corporation, a leading global designer and supplier of metal-based components, assemblies and modules for transportation-related powertrain and chassis applications. From 1994 until 2000, Mr. Losh served as Chief Financial Officer and Executive Vice President of General Motors Corporation. Mr. Losh spent 36 years in various capacities with General Motors, where he served as Chairman of GMAC, its financial services group, Group Vice President of North American Sales, Service and Marketing, and Vice President and General Manager of both its Oldsmobile Division and Pontiac Division. Mr. Losh currently serves on the Board of Directors of AMB Property Corporation, CareFusion Corporation, H.B. Fuller Corporation, Masco Corp. and TRW Automotive Corp. He previously served as a Director of Cardinal Health, Inc., Metaldyne Corporation, The Quaker Oats Company (prior to its acquisition by PepsiCo, Inc.), Delphi Corporation, Electronic Data Systems Corporation and Hughes Electronics Corporation. Mr. Losh serves as Chairman of the Audit Committee, and as a member of the Finance Committee, Governance/Nominating Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that Mr. Losh should continue to serve as a Director of Aon in part due to his background as the former Chief Financial Officer of a large international automobile manufacturing company, his role as a Board member of a variety of companies and his financial experience. This experience has also led the Board to determine that Mr. Losh is an "audit committee financial expert" as defined by the SEC.
Age: 64

Aon Corporation

R. Eden Martin	Director since 2002

Mr. Martin is Of Counsel to, and a retired Partner of, the law firm Sidley Austin LLP, having served as a Partner from 1975 to 2004, and as Chairman of the Management Committee from 1989 until 1999. Mr. Martin served as President of The Commercial Club of Chicago and President of its Civic Committee from 1999 through December 2010. Among other civic and professional involvements, Mr. Martin is a member of the Board of Directors of the Chicago Board Options Exchange, a member of the Board of Directors of Nicor Inc., a Life Trustee of the Chicago Symphony Orchestra and a Life Trustee of Northwestern University. Mr. Martin serves as a member of the Audit Committee, Compliance Committee and Finance Committee of our Board of Directors.

The Board concluded that Mr. Martin should continue to serve as a Director of Aon in part due to his background as a former managing partner at a large international law firm and his related legal and management experience.
Age: 70

Andrew J. McKenna	Director since 1970

Mr. McKenna served as a Director of Ryan Group from 1970 until 1982 when he was elected to our Board of Directors. He is Chairman of Schwarz Supply Source, a printer, converter, producer and distributor of packaging and promotional materials. Mr. McKenna has served as Non-Executive Chairman of McDonald's Corporation since April 2004, and has served as a Director of McDonald's since 1991. In addition, he is a Director of Skyline Corporation, and was a Director of Click Commerce, Inc. during the last five years. He is a Trustee and Chairman Emeritus of the Board of Trustees of the University of Notre Dame and the former Chairman of the Civic Committee of the Commercial Club of Chicago. Mr. McKenna is also a Director of Children's Memorial Hospital and the Lyric Opera of Chicago, and a Trustee and Chairman Emeritus of the Museum of Science and Industry. He serves as a member of the Executive Committee, Governance/Nominating Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that Mr. McKenna should continue to serve as a Director of Aon in part due to his background as Chairman of a large supply company, his role as Non-Executive Chairman at a large international restaurant corporation and related corporate governance experience, and his deep understanding of Aon's businesses as demonstrated by his 40 years of service on the Board.
Age: 81

Aon Corporation

Robert S. Morrison	Director since 2000

Most recently, Mr. Morrison served as Interim Chairman and Chief Executive Officer of 3M from June to December 2005. Earlier, he retired as Vice Chairman of PepsiCo, Inc. in February 2003. From 1997 until the 2001 merger with PepsiCo, he led The Quaker Oats Company as Chairman, President and Chief Executive Officer. PepsiCo and Quaker Oats are companies engaged in the processing of packaged foods and beverages. Previously, he served as Chairman and Chief Executive Officer of Kraft Foods, Inc., a division of Philip Morris Companies Inc., from 1994 until 1997. He serves as a Director of 3M and Illinois Tool Works Inc., and also was a Director of Tribune Company during the last five years. He serves as a member of the Audit Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that Mr. Morrison should continue to serve as a Director of Aon in part due to his role as the former Chairman, President and Chief Executive Officer of a large international food and beverage company, his additional executive background at large consumer product companies and his related global management and financial experience. This experience has also led the Board to determine that Mr. Morrison is an "audit committee financial expert" as defined by the SEC.
Age: 68

Richard B. Myers	Director since 2006

General Myers served as the fifteenth Chairman of the Joint Chiefs of Staff from October 1, 2001 until his retirement on September 30, 2005. In this capacity, he was the highest-ranking officer in the United States military, and served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, General Myers served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. From August 1998 to February 2000, General Myers was Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; and Department of Defense manager, space transportation system contingency support at Peterson Air Force Base, Colorado. Prior to assuming that position, he was Commander, Pacific Air Forces, Hickam Air Force Base, Hawaii, from July 1997 to July 1998. General Myers is a Director of Deere & Company, Northrop Grumman Corporation and United Technologies Corporation. General Myers also serves as the Colin L. Powell Chair of National Security, Leadership, Character and Ethics at the National Defense University and is the Foundation Professor of Military History and Leadership at Kansas State University. He serves as a member of the Finance Committee and Organization and Compensation Committee of our Board of Directors.

The Board concluded that General Myers should continue to serve as a Director of Aon in part due to his background as the former Chairman of the Joint Chiefs of Staff, his strong leadership qualities and consensus-building skills and his related management experience.
Age: 68

Aon Corporation

Richard C. Notebaert	Director since 1998

From June 2002 until August 2007, Mr. Notebaert served as Chairman and Chief Executive Officer of Qwest Communications International Inc., a leading provider of broadband Internet-based data, voice and image communications. He previously served as President and Chief Executive Officer of Tellabs, Inc., which designs and markets equipment to providers of telecommunications services worldwide, from August 2000 to June 2002 and as a Director of Tellabs from April 2000 to June 2002. He served as Chairman of the Board and Chief Executive Officer of Ameritech Corporation, a full-service communications company, from April 1994 until December 1999. Mr. Notebaert first joined Ameritech Communications in 1983 and served in significant positions within the Ameritech organization before his election as Vice Chairman of Ameritech in January 1993, President and Chief Operating Officer in June 1993 and President and Chief Executive Officer in January 1994. Mr. Notebaert is a Director of Cardinal Health, Inc. and serves as Chairman of the Board of Trustees of the University of Notre Dame. He serves as Chairman of the Organization and Compensation Committee and as a member of the Audit Committee, Compliance Committee and Governance/Nominating Committee of our Board of Directors.

The Board concluded that Mr. Notebaert should continue to serve as a Director of Aon in part due to his background as the former Chairman and Chief Executive Officer of several large international communications companies and his related global management and financial experience. This experience has also led the Board to determine that Mr. Notebaert is an "audit committee financial expert" as defined by the SEC.
Age: 63

John W. Rogers, Jr.	Director since 1993

Mr. Rogers is Chairman and Chief Executive Officer of Ariel Investments, LLC ("Ariel"), an institutional money management firm specializing in equities and founded in January 1983. In addition, Ariel serves as the investment adviser to the Ariel Investment Trust, an open-end management investment company. Mr. Rogers is a Trustee of Ariel Investment Trust. Mr. Rogers is also a Director of Exelon Corporation and McDonald's Corporation, and was a Director of Bally Total Fitness Holding Corporation during the last five years. He is a member of the Board of Directors of the Chicago Urban League; Trustee of the John S. and James L. Knight Foundation; Trustee of Rush University Medical Center; Life Trustee of the Chicago Symphony Orchestra; and Trustee of the University of Chicago. He serves as Chairman of the Finance Committee and as a member of the Audit Committee of our Board of Directors.

The Board concluded that Mr. Rogers should continue to serve as a Director of Aon in part due to his background as the Chairman and Chief Executive Officer of an institutional money management firm and his related management and financial experience, including the ability to provide Aon with perspective on current economic and financial trends. This experience has also led the Board to determine that Mr. Rogers is an "audit committee financial expert" as defined by the SEC.
Age: 52

Aon Corporation

Gloria Santona	Director since 2004

Ms. Santona is Executive Vice President, General Counsel and Secretary of McDonald's Corporation. She is also a member of the senior management team of McDonald's. Since joining McDonald's in 1977, Ms. Santona has held positions of increasing responsibility in the legal department, serving as U.S. General Counsel from December 1999 to June 2001 and corporate General Counsel since June 2001. She is a member of the American and Chicago Bar Associations. She is a former member of the Board of Directors of the American Society of Corporate Secretaries, the American Corporate Counsel Association and the Minority Corporate Counsel Association. She is also a member of the Board of Trustees of Rush University Medical Center, a Trustee of Lewis University, and a former member of the Board of Trustees of the Chicago Zoological Society and the Chicago Symphony Orchestra. She serves as Chair of the Compliance Committee and as a member of the Audit Committee and Governance/Nominating Committee of our Board of Directors.

The Board concluded that Ms. Santona should continue to serve as a Director of Aon in part due to her background as the Executive Vice President, General Counsel and Secretary of a large international restaurant corporation and her related legal experience, which is particularly relevant to Aon in light of Aon's worldwide operations.
Age: 60

Dr. Carolyn Y. Woo	Director since 1998

Dr. Woo assumed the deanship of the Mendoza College of Business at the University of Notre Dame in July 1997. Dr. Woo currently serves on the Board of Directors of NiSource Industries, Inc. and was a Director of Arvin Industries, Inc., Bindley-Western Industries, Inc., Circuit City Stores, Inc., and St. Joseph Capital Bank during the last five years. Dr. Woo also previously served as a member of the Board of Directors, and Chair of the Audit and U.S. Operations Committees, of Catholic Relief Services, an international humanitarian organization that operates in over 100 countries. She serves as a member of the Audit Committee and Governance/Nominating Committee of our Board of Directors.

The Board concluded that Dr. Woo should continue to serve as a Director of Aon in part due to her background as the dean of the business school of a large university, her leadership qualities and consensus-building skills and her related management and business experience.
Age: 56

Aon Corporation

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of Common Stock beneficially owned as of February 28, 2011 by each Director and nominee, by each of the named executive officers of Aon as set forth in the Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 in this proxy statement, and by all Directors, nominees and executive officers of Aon as a group. As used in this proxy statement, "beneficially owned" means a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose or direct the disposition of a security). Therefore, the table does not include the "phantom stock" shares held by or attributable to any individual under our benefit plans. Information with respect to shares attributable to Aon's Directors under various deferral accounts is set forth in the section captioned "2010 Director Compensation."

Name	Aggregate Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)

Lester B. Knight(3)(4)(6)	136,081	*
Gregory C. Case**(5)	1,825,027	*
Andrew M. Appel**(5)	59,287	*
Fulvio Conti(4)	18,666	*
Baljit Dail**(5)	13,937	*
Christa Davies**(5)	170,538	*
Russell P. Fradin**(5)	436,910	*
Cheryl A. Francis(4)	8,159	*
Judson C. Green(4)	5,563	*
Edgar D. Jannotta(4)	114,220	*
Jan Kalff(4)	12,391	*
J. Michael Losh(4)	32,754	*
R. Eden Martin(4)	43,822	*
Stephen P. McGill**(5)	285,808	*
Andrew J. McKenna(4)	141,023	*
Robert S. Morrison(4)	38,710	*
Richard B. Myers(4)	11,248	*
Richard C. Notebaert(4)	59,605	*
Michael J. O'Connor**(5)	107,715	*
John W. Rogers, Jr.(4)(6)	99,948	*
Gloria Santona(4)	26,257	*
Carolyn Y. Woo(4)	29,666	*
All Directors, nominees and executive officers as a group (27 persons)(7)	4,018,881	1.2

(1)
The Directors, nominees and named executive officers, and all Directors, nominees and executive officers of Aon combined, have sole voting power and sole investment power over the shares of Common Stock listed, except as indicated in note (3).

(2)
An asterisk indicates that the percentage of shares of Common Stock beneficially owned by the named individual does not exceed one percent (1%) of our outstanding shares of Common Stock. Named executive officers are indicated in the table by a double asterisk.

Aon Corporation

(3)
Includes 55,000 shares of Common Stock that are beneficially owned by a trust for the benefit of Mr. Knight's wife and 25,000 shares that are beneficially owned by a family partnership.

(4)
Includes the following number of shares of Common Stock underlying vested deferred stock units and shares credited to deferred accounts, respectively, that are deemed beneficially owned by each Director: Lester B. Knight, 23,487 and 30,565; Fulvio Conti; 10,666 and 0; Cheryl A. Francis; 3,257 and 0; Judson C. Green, 3,257 and 0; Edgar D. Jannotta, 9,059 and 47,107; Jan Kalff, 6,556 and 1,566; J. Michael Losh, 11,104 and 18,650; R. Eden Martin, 11,104 and 22,718; Andrew J. McKenna, 11,104 and 98,144; Robert S. Morrison, 9,059 and 26,622; Richard B. Myers; 6,771 and 1,863; Richard C. Notebaert, 9,087 and 37,017; John W. Rogers, Jr., 11,104 and 50,701; Gloria Santona, 11,104 and 11,017; and Carolyn Y. Woo, 6,556 and 17,035.

(5)
Includes the following number of shares of Common Stock which the respective named executive officers and the other executive officers who are not named executive officers have or will have the right to acquire pursuant to presently exercisable employee stock options, or stock options which will become exercisable or stock awards which will become vested within 60 days following February 28, 2011: Gregory C. Case, 1,377,706; Christa Davies, 119,119; Russell P. Fradin, 296,619; Stephen P. McGill, 155,519; Michael J. O'Connor, 69,806; Baljit Dail, 13,937; Andrew M. Appel, 0; and the other executive officers as a group, 179,963.

(6)
Of this amount: (a) with respect to Mr. Knight, 40,000 shares of Common Stock are pledged as security to a financial institution; and (b) with respect to Mr. Rogers, 38,143 shares of Common Stock are pledged as security to a financial institution.

(7)
Includes a beneficial interest in shares of Common Stock of the Aon Common Stock Fund of the Aon Savings Plan and the Aon Supplemental Savings Plan attributable to the following Directors, named executive officers and the other executive officers who are not named executive officers, as follows: for the Directors and named executive officers, 0; and for the other executive officers as a group, 6,597. The shares of Common Stock of the Aon Common Stock Fund of the Aon Savings Plan and the Supplemental Savings Plan are voted by the trustees as directed by their respective participants; all shares of Common Stock for which voting instructions are not received are voted by the trustees in the same proportion as shares of Common Stock for which voting instructions are received.

Aon Corporation

CORPORATE GOVERNANCE

        The Board has adopted Governance Guidelines (the "Governance Guidelines") that provide the framework for the governance of Aon together with the Committee charters, the Code of Business Conduct, which sets forth standards of conduct for employees, officers and Directors, and the Code of Ethics for Senior Financial Officers. The Board provides oversight of Aon's overall performance, strategic direction, and executive management team performance. The Board also approves major initiatives and transactions and advises on key financial and business matters. The Board is kept apprised of Aon's progress on a regular basis through Board and Committee meetings, discussions with management, operating and financial reports provided by the Chief Executive Officer and Chief Financial Officer, and other material distributed to the Directors throughout the year.

        The Governance Guidelines require that Aon have a majority of Directors who meet the categorical independence standards adopted by the Board, which must meet or exceed the independence requirements of the NYSE corporate governance standards. The Governance Guidelines further provide that each of the Audit, Governance/Nominating and Organization and Compensation Committees will be composed entirely of independent Directors. The principal responsibilities of each Committee are described in this proxy statement in the section captioned "Board of Directors and Committees."

Director Independence

        In accordance with the rules of the NYSE, the Board has adopted categorical independence standards, which either meet or exceed the independence requirements of the NYSE corporate governance standards, to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a Director of Aon will not qualify as an independent Director if:

  (i)
  The Director is, or has been within the last three years, an employee of Aon, or an immediate family member of the Director is, or has been within the last three years, an executive officer, of Aon;

  (ii)
  The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Aon, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  (iii)
  (A) The Director is a current partner or employee of a firm that is Aon's internal or external auditor; (B) the Director has an immediate family member who is a current partner of such a firm; (C) the Director has an immediate family member who is a current employee of such a firm and personally works on Aon's audit; or (D) the Director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Aon's audit within that time;

  (iv)
  The Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Aon's present executive officers at the same time serves or served on that company's compensation committee;

  (v)
  The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Aon for

Aon Corporation

    property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues; or

  (vi)
  The Director, or the spouse of a Director, serves as an executive officer of a charitable organization to which Aon's charitable contributions in the last fiscal year, excluding those made under Aon's matching gift program, exceeded the greater of $1 million or two percent (2%) of such organization's consolidated gross revenues.

        For purposes of the categorical standards, "immediate family member" is defined to include a Director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the Director's home.

        In connection with the determination of director independence, the Governance/Nominating Committee reviewed the categorical standards adopted by the Board together with other applicable legal requirements and the rules of the NYSE. The Governance/Nominating Committee also reviewed information compiled from the responses to questionnaires completed by each of Aon's Directors, information derived from Aon's corporate and financial records, information available from public records, and information received from other relevant parties. Following this review, the Governance/Nominating Committee delivered a report to the full Board of Directors, and the Board made its determination of director independence.

        As a result of this review, the Board affirmatively determined that each of the following Directors does not have a material relationship with Aon and is independent under the categorical standards adopted by the Board, applicable legal requirements and the rules of the NYSE: Mr. Conti, Ms. Francis, Mr. Green, Mr. Jannotta, Mr. Kalff, Mr. Knight, Mr. Losh, Mr. Martin, Mr. McKenna, Mr. Morrison, General Myers, Mr. Notebaert, Mr. Rogers, Ms. Santona and Dr. Woo. Mr. Case is considered a management Director because of his position as President and Chief Executive Officer of Aon.

        In determining that each of the non-employee Directors is independent, the Board also considered the following relationships that it deemed were immaterial to such Director's independence.

        With respect to Mr. Conti, Mr. Jannotta, Mr. Knight, Mr. Martin, Mr. McKenna, Mr. Rogers, Ms. Santona and Dr. Woo, the Board considered that, in the ordinary course of business, Aon has sold services to a company (or other entity) at which these Directors is an executive officer (or, in the case of Mr. Martin, is Of Counsel and a retired Partner, and in the case of Dr. Woo, is Dean of the College of Business), and in each case, the amount received from the entity in any of the previous three fiscal years was substantially below one percent (1%) of Aon's annual revenue.

        With respect to Mr. Martin, the Board considered that, in the ordinary course of business, Aon has purchased services from an entity at which Mr. Martin is Of Counsel and a retired Partner, and the amount paid to this entity in any of the previous three fiscal years was substantially below one percent (1%) of the entity's annual revenue.

        With respect to Mr. Knight, the Board considered personal investments made by Mr. Jannotta and Mr. McKenna, as well as by the Aon Pension Fund, in a privately held fund managed by Mr. Knight. The Board determined that the investments were immaterial and did not impair the independence of any non-management Director.

        The Board considered that Mr. Knight, Mr. Martin, Mr. McKenna, Mr. Morrison and Mr. Rogers serve on the boards of various not-for-profit entities with certain executive officers of Aon.

Aon Corporation

        With respect to Mr. Jannotta, Mr. Knight, Mr. Martin, Mr. McKenna, Mr. Morrison, General Myers, Mr. Notebaert, Mr. Rogers and Ms. Santona, the Board considered that Aon made charitable contributions in 2010 to certain organizations in which the Director or a Director's spouse serves as an officer, director or trustee. The Board determined that such contributions were immaterial and did not impair the independence of any non-management Director.

        With respect to Ms. Francis, the Board considered the relationship between Aon Hewitt and a non-profit entity of which Ms. Francis serves as co-Chair, in connection with a program designed to promote the development and advance the careers of high-potential female executives. This relationship existed prior to the Hewitt acquisition, and was terminated effective January 1, 2011.

Majority Voting

        Aon's by-laws require that Directors be elected by majority vote in uncontested elections. In January 2009, the Board approved an amendment to Aon's by-laws to provide that, in a contested election, Directors will be elected by plurality vote. In addition, in March 2009, the Board adopted revisions to the Governance Guidelines requiring any incumbent Director who fails to receive a majority of the votes cast in an uncontested election to immediately offer to tender his or her resignation to the Board. The Board will then determine, through a process overseen by the Governance/Nominating Committee, whether to accept the resignation, reject the resignation, or take other action. The Board will act on the recommendation of the Governance/Nominating Committee, and promptly disclose its decision and the rationale behind such decision in a Form 8-K filed with the SEC.

Board Meetings

        The Board met fourteen times in 2010. All incumbent Directors attended at least seventy-five (75%) of the meetings of the Board and all Committees of the Board on which they served. As a result of the ownership interest in Hewitt held by Ariel Investments, LLC, Mr. Rogers was recused from certain Board and Committee meetings at which Aon's acquisition of Hewitt was discussed.

Meetings of Non-Management Directors

        In accordance with NYSE rules and the Governance Guidelines, non-management Directors meet regularly in executive session without management. Lester B. Knight, Aon's non-Executive Chairman, chairs these executive sessions.

Stock Ownership Guidelines

        In July 2006, the Board of Directors adopted Stock Ownership Guidelines for Aon's senior executives and Stock Ownership Guidelines for Non-Management Directors that were each updated and revised in July 2008 and further revised in September 2010. Additional information on the Stock Ownership Guidelines for Aon's senior executives can be found under the heading "Stock Ownership Guidelines" in the section captioned "Compensation Discussion and Analysis."

        Effective January 1, 2011, the Stock Ownership Guidelines for Non-Management Directors require each non-management Director to hold an investment position in Common Stock equal to five times the annual Director retainer. The Guidelines provide a transition period of five years for non-management Directors to achieve the ownership guidelines level; provided, however that each new non-management Director is expected to hold 1,000 shares of Common Stock within the first year of

Aon Corporation

joining the Board or transitioning from a management Director to a non-management Director. In addition to shares held directly, vested deferred stock units and shares credited to deferred accounts will be included when determining if the target ownership level has been achieved.

Attendance at Annual Meeting

        The Governance Guidelines provide that Directors are expected to attend the Annual Meeting of Stockholders. All of our Board members serving at the time attended the 2010 Annual Meeting of Stockholders held on May 21, 2010.

Communications with the Board of Directors

        Stockholders and other interested parties may communicate with the Board of Directors by contacting the non-management Directors of Aon Corporation, c/o Office of the Corporate Secretary, 200 East Randolph Street, Chicago, IL 60601. Alternatively, stockholders and other interested parties may communicate with Aon's non-management Directors via electronic mail to the following address: corporate.governance@aon.com.

        The non-management Directors have established procedures for handling communications from stockholders and other interested parties. Communications are distributed to the Chairman of the Governance/Nominating Committee, the full Board of Directors, the non-management Directors or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication. Solicitations, spam, junk mail and mass mailings, resumes and other forms of job inquiries, business solicitations or advertisements and frivolous or inappropriate communications will not be forwarded, but will be made available to any non-management Director upon request.

Code of Business Conduct/Code of Ethics for Senior Financial Officers

        The Board has adopted a code of business conduct that applies to our Directors, officers and employees. The Code of Business Conduct can be found on our web site at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/code-of-business-conduct.jsp and is available in print copy to any stockholder who makes a written request to the Office of the Corporate Secretary.

        In addition, the Board has adopted a Code of Ethics for Senior Financial Officers that applies to the principal executive officer and the senior financial officers of Aon and our subsidiaries. The Code of Ethics for Senior Financial Officers can be found on our web site at http:///www.aon.com/about-aon/corporate-governance/guidelines-policies/code-of-ethics-for-senior-financial-officers.jsp.

        We intend to disclose future amendments to, or waivers from, certain provisions of both the Code of Business Conduct and the Code of Ethics for Senior Financial Officers on our website promptly following the date of such amendment or waiver.

Board Leadership Structure and Role in Risk Oversight

        Since April 4, 2005, the positions of Chief Executive Officer and Chairman of the Board of Directors have been held by separate individuals. On April 4, 2005, Gregory C. Case was named Aon's President and Chief Executive Officer, and Patrick G. Ryan, who had served as Aon's Chief Executive Officer prior to that time, became the Executive Chairman of Aon's Board of Directors. After having served as Aon's Chief Executive Officer since 1982 and as Aon's Chairman since 1990, Mr. Ryan moved into the Executive Chairman position to continue to provide executive leadership to Aon and to facilitate the transition of the management of day-to-day operations to Mr. Case. Effective August 1,

Aon Corporation

2008, upon the retirement of Mr. Ryan, Lester B. Knight was elected Non-Executive Chairman of Aon's Board of Directors. The position of Non-Executive Chairman is independent from Aon management. As Non-Executive Chairman, Mr. Knight sets the agendas for and presides over the Board meetings and also chairs executive sessions of the non-management Directors of the Board. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board of Directors believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure at this time, as it allows the Chief Executive Officer to focus on the management of Aon and the Chairman to ensure that the Board is focused on its oversight responsibilities, including independent oversight of Aon management.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, and others, such as the impact of competition. Management is responsible for the day-to-day management of risks that Aon faces, while the Board of Directors, as a whole and through its Committees, has responsibility for the oversight of risk management. In its risk oversight role, Aon's Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The Board believes that establishing the right "tone at the top" and full and open communication between management and the Board are essential for effective risk management and oversight. Senior management attends Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. The Board of Directors receives presentations from senior management on strategic matters involving our operations.

        While the Board is ultimately responsible for risk oversight at Aon, Aon's Board Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Board of Directors has delegated to the Audit Committee through its charter the primary responsibility for the oversight of risks facing Aon. The charter provides that the Audit Committee will discuss guidelines and policies with respect to risk assessment and risk management and will discuss Aon's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also has general oversight responsibility for Aon's compliance with legal, regulatory and ethics requirements, which represent many of the most significant risks that Aon faces. The Audit Committee annually reviews legal, regulatory and ethics policies and programs, including Aon's Code of Business Conduct. In addition, the Audit Committee periodically reviews with Aon management any material correspondence with, or other action by, regulators or governmental agencies, and also periodically reviews with Aon's General Counsel legal matters that may have a material impact on Aon's financial statements or compliance policies. Aon's senior management periodically reviews with the Audit Committee the major risks facing Aon and the steps management has taken to monitor and mitigate those risks.

        In light of the breadth and number of responsibilities that the Audit Committee must oversee, and the importance of the evaluation and management of risk related to Aon's compliance programs and policies, the Board formed the Compliance Committee, which is currently a standing subcommittee of the Audit Committee, to oversee Aon's implementation of compliance policies, programs and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon and to assist the Audit Committee in fulfilling its oversight responsibility for Aon's legal, regulatory and ethics policies and programs. In addition to its general oversight of Aon's legal and regulatory compliance policies, programs and procedures, the Compliance Committee is also

Aon Corporation

responsible for the ongoing monitoring of Aon's efforts towards transparency and disclosure of its compensation business practices related to compensation from insurers.

        While the Board's primary oversight of risk is with the Audit Committee, the Board has delegated to other Committees the oversight of risks within their areas of responsibility and expertise. For example, the Organization and Compensation Committee reviews the risks associated with Aon's compensation practices, including an annual review of Aon's risk assessment of its compensation policies and practices for its employees. The Finance Committee reviews significant financial exposures and contingent liabilities of Aon, including Aon's capital structure, its credit ratings and its cost of capital, long-term benefit obligations, and Aon's use of or investment in financial products, including derivatives used to manage risk related to foreign currencies, commodities, and interest rates. In addition, the Finance Committee reviews certain proposed mergers, acquisitions and divestitures; monitors the financial performance of completed mergers and acquisitions; and oversees the financial, investment and actuarial policies and objectives of Aon's ERISA-qualified benefit plans, reviews the investment performance of those plans, and periodically reviews the investment performance of, and makes recommendations regarding investment guidelines for, non-U.S. benefit and retirement plans. The Finance Committee also reviews Aon's major insurance programs. The Governance/Nominating Committee oversees the risks associated with Aon's overall governance and its succession planning process to confirm that Aon has a slate of future, qualified candidates for key management positions.

        The Board believes that its oversight of risks, primarily through delegation to the Audit Committee, but also through delegation to other Committees to oversee specific risks within their areas of responsibility and expertise, and the sharing of information with the full Board, is appropriate for a company like Aon that serves clients through its risk solutions business, acting as an advisor and insurance and reinsurance broker, and human resources solutions business, partnering with organizations to solve their most complex benefits, talent and related financial challenges. The Chair of each Committee that oversees risk provides a summary of the matters discussed with the Committee to the full Board following each Committee meeting. The minutes of each Committee meeting are also provided to all Board members.

Aon Corporation

BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors has appointed standing Committees, including Executive, Audit, Governance/Nominating, Finance and Organization and Compensation Committees. The Audit Committee has also established the Compliance Committee as a standing sub-committee of the Audit Committee. The charters of the Audit, Compliance, Governance/Nominating, Finance and Organization and Compensation Committees are available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/board-committees-charters.jsp. The Governance Guidelines are also available on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/aon-corporation-governance-guidelines.jsp.

        Membership on the Committees since the last Annual Meeting in 2010 has been as follows:

Executive	Audit	Compliance	Finance	Governance/ Nominating	Organization and Compensation

Lester B. Knight(1)	J. Michael Losh(1)	Gloria Santona(1)	John W. Rogers, Jr.(1)	Lester B. Knight(1)	Richard C. Notebaert(1)
Gregory C. Case	Fulvio Conti	Judson C. Green(2)	Fulvio Conti	Jan Kalff	Cheryl A. Francis(3)
Andrew J. McKenna	Judson C. Green(2)	R. Eden Martin	Cheryl A. Francis(3)	J. Michael Losh	Edgar D. Jannotta
	R. Eden Martin	Richard C. Notebaert	Judson C. Green(2)	Andrew J. McKenna	J. Michael Losh
	Robert S. Morrison		Edgar D. Jannotta	Richard C. Notebaert	Andrew J. McKenna
	Richard C. Notebaert		Jan Kalff	Gloria Santona	Robert S. Morrison
	John W. Rogers, Jr.		J. Michael Losh	Carolyn Y. Woo	Richard B. Myers
	Gloria Santona		R. Eden Martin
	Carolyn Y.Woo		Richard B.Myers

(1)
Chair.

(2)
Mr. Green was appointed to the Audit Committee, the Compliance Committee and the Finance Committee on November 19, 2010.

(3)
Ms. Francis was appointed to the Finance Committee and the Organization and Compensation Committee on November 19, 2010.

Executive Committee

        When the Board of Directors is not in session, the Executive Committee is empowered to exercise the power and authority in the management of the business and affairs of Aon as would be exercised by the Board of Directors, subject to certain exceptions. The Executive Committee acted by unanimous written consent on four occasions in 2010.

Audit Committee

        In 2010, the Audit Committee met seven times. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the rules of the NYSE. In addition, as required by the rules of the NYSE, all of the Committee members are financially literate. The Board of Directors has also determined that each of J. Michael Losh, the Chairman of our Audit Committee, Fulvio Conti, Judson C. Green, Robert S. Morrison, Richard C. Notebaert and John W. Rogers, Jr. is an "audit committee financial expert" within the meaning of rules promulgated by the SEC. The primary purposes of the Audit Committee are to assist the Board with the oversight of: (i) the integrity of Aon's financial statements and financial reporting process; (ii) Aon's compliance with legal and regulatory requirements and ethics programs established by management and the Board; (iii) the engagement of the independent auditor, and its qualifications, independence and performance; and (iv) the performance of Aon's internal audit function. In discharging this role, the Audit

Aon Corporation

Committee is authorized to retain outside counsel or other experts as it deems appropriate to carry out its duties and responsibilities.

        The Board has considered Mr. Losh's service as a member of other audit committees, and determined that Mr. Losh's simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on our Audit Committee. In reaching this determination, the Board considered Mr. Losh's substantial experience and understanding of public company financial reporting, accounting principles and audit committee functions acquired throughout the course of his professional career, and his availability to devote time and attention to his service on the Audit Committee, as he is not currently serving in an executive officer capacity for another company.

        The Audit Committee charter can be found on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/board-charters/amended-restated-audit-committee-charter.jsp. Additional information regarding the Audit Committee's responsibilities may be found in this proxy statement in the section captioned "Report of the Audit Committee."

Compliance Committee

        The Compliance Committee is a standing sub-committee of the Audit Committee, which has general oversight responsibility for Aon's legal, regulatory and ethics policies and programs. The primary purposes of the Compliance Committee are to: (i) oversee Aon's implementation of compliance programs, policies and procedures that are designed to be responsive to the various compliance and regulatory risks facing Aon; (ii) oversee Aon's efforts towards transparency and disclosure of its compensation business practices related to compensation from insurers; and (iii) assist the Audit Committee in fulfilling its oversight responsibilities for Aon's compliance and ethics programs, policies and procedures. The Compliance Committee reports regularly to the Audit Committee regarding its activities. Each member of the Compliance Committee is independent as defined in the independence standards of the NYSE. The Compliance Committee met four times during 2010.

Finance Committee

        The Finance Committee is responsible for assisting the Board with monitoring and overseeing Aon's balance sheet, including Aon's capital management strategy, capital structure, investments, returns and related policies. The Finance Committee also reviews certain proposed mergers, acquisitions and divestitures in accordance with policies established by the Board. In addition, the Finance Committee oversees the financial, investment and actuarial policies and objectives of Aon's ERISA-qualified benefit plans, and reviews the investment performance of non-U.S. benefit and retirement plans. The Finance Committee met three times during 2010.

Governance/Nominating Committee

        The Governance/Nominating Committee identifies and recommends to the Board of Directors candidates for service on the Board, reviews and recommends the renomination of incumbent Directors, reviews and recommends Committee appointments and leads the annual performance evaluation of the Board and its Committees. In addition, the Governance/Nominating Committee develops and recommends governance guidelines for Aon to the Board of Directors, reviews related party transactions, periodically reviews the management succession planning process and periodically

Aon Corporation

reviews compliance with stock ownership guidelines. Each member of the Governance/Nominating Committee is independent as defined in the independence standards of the NYSE. The Governance/Nominating Committee met six times during 2010.

        The Governance/Nominating Committee considers recommendations for Director candidates from Aon's Directors and executive officers. In addition, the Governance/Nominating Committee will consider stockholders' recommendations. Recommendations, together with the name and address of the stockholder making the recommendation, relevant biographical information regarding the proposed candidate, and a description of any arrangement or understanding between the stockholder and the proposed nominee, should be sent to our Corporate Secretary. Consistent with the Governance Guidelines, the Governance/Nominating Committee considers a number of criteria in evaluating Director candidates, including professional background, expertise, reputation for integrity, business experience, leadership capabilities and potential contributions to the Board of Directors and Aon's management. The Governance/Nominating Committee also considers whether a potential nominee would satisfy the categorical independence standards adopted by the Board consistent with the NYSE corporate governance standards.

        The Board of Directors also values diversity as a factor in selecting nominees to serve on the Board, and believes that the diversity that exists in its composition provides significant benefits to the Board and Aon. Although there is no specific policy on diversity, the Governance/Nominating Committee considers the criteria noted above in selecting nominees for Directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Such considerations may include gender, race, national origin, functional background, executive or professional experience, and international experience. The effectiveness of the nomination process, including the criteria used for selecting nominees for Directors, is evaluated by the Board each year as part of its annual self-evaluation process and by the Governance/Nominating Committee as it evaluates and identifies Director candidates.

        When a vacancy exists on the Board of Directors due to the expansion of the size of the Board of Directors or the resignation or retirement of an existing Director, the Governance/Nominating Committee identifies and evaluates potential Director nominees. The Governance/Nominating Committee has sole authority to retain and terminate any search firm to be used to identify Director candidates and sole authority to approve such search firm's fees and other retention terms.

        Candidates for Director are evaluated using the criteria discussed above and the existing composition of the Board of Directors, including its size, structure, backgrounds and areas of expertise of existing Directors and the number of independent and management Directors. The Governance/Nominating Committee also considers the specific needs of the various Board Committees. The Governance/Nominating Committee recommends potential Director candidates to the full Board of Directors, which is responsible for final approval of any Director candidate. This process is the same for Director candidates who are recommended by our stockholders.

        Recommendations for Director candidates to stand for election at the 2012 Annual Meeting of Stockholders must be submitted in writing to the Corporate Secretary of Aon, 200 East Randolph Street, Chicago, IL 60601. Recommendations will be forwarded to the Chairman of the Governance/Nominating Committee for review and consideration.

Aon Corporation

Organization and Compensation Committee

        The Organization and Compensation Committee (the "Compensation Committee") assists the Board in carrying out its overall responsibilities with regard to executive compensation, including oversight of the determination and administration of Aon's philosophy, policies, programs and plans for executive officers and non-management Directors. The Compensation Committee annually reviews and determines the compensation of Aon's executive officers, including Aon's Chief Executive Officer subject to the input of the independent members of the Board. The Compensation Committee consults with the Chief Executive Officer on, and directly approves, the compensation of other executive officers, including special hiring and severance arrangements. The Compensation Committee administers the Aon Stock Incentive Plan (and its predecessor plans), including granting equity awards (other than awards to the Chief Executive Officer and the Non-Executive Chairman, which awards are approved by the independent members of the Board) and interpreting the plan, and has general administrative responsibility with respect to Aon's other U.S. employee benefit programs. In addition, the Compensation Committee reviews and makes recommendations to the Board concerning Directors' compensation and certain amendments to U.S. employee benefit plans or equity plans. The Compensation Committee also reviews and discusses the compensation disclosures contained in Aon's Annual Report on Form 10-K and proxy statement. The Compensation Committee may delegate its authority to sub-committees when appropriate, although it did not do so in 2010. The Compensation Committee met seven times during 2010. The Compensation Committee charter can be found on the corporate governance section of our website at http://www.aon.com/about-aon/corporate-governance/guidelines-policies/board-charters/organization-compensation-committee-charter.jsp.

  Process of Determining Executive Compensation

        The role of Aon's management is to assist the Compensation Committee in managing Aon's executive and Director compensation programs. Direct responsibilities of management include, but are not limited to:

  •
  Recommending compensation increases, short and long-term incentive awards and, where applicable, severance benefits for executive officers other than the Chief Executive Officer;

  •
  Providing an ongoing review of the effectiveness of Aon's compensation programs and aligning the programs with Aon's objectives;

  •
  Designing and recommending the amendment of long-term and short-term cash and equity-based incentive plans; and

  •
  Designing and recommending the amendment of U.S. employee benefit plans.

        In the first quarter of 2011, the independent Directors evaluated the performance, and reviewed the compensation, of the Chief Executive Officer. At that time, the Compensation Committee also evaluated the performance and reviewed the compensation of all other executive officers. The Compensation Committee also approved for each executive officer a target annual incentive for 2011 performance and the specific corporate performance metric that Aon's performance would be measured against for 2011.

        In connection with this annual compensation review, management presented the Compensation Committee with compensation tally sheets reporting compensation paid for 2010 and competitive pay data, where available, as a market check. The Compensation Committee also reviewed and considered the overall performance of Aon against a target that was established for 2010 culminating in certain

Aon Corporation

compensation decisions made by the Compensation Committee during the first quarter of 2011. The Compensation Committee's decisions with respect to the compensation of our executive officers are described in this proxy statement in the section captioned "Compensation Discussion and Analysis."

  Relationship with Executive Compensation Consultant

        Since 2005, the Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The consultant provides expertise on various matters coming before the Compensation Committee. The consultant is engaged by, and reports directly to, the Compensation Committee. The consultant does not advise Aon's management or receive other compensation from Aon. George Paulin, the Chief Executive Officer of Frederic W. Cook & Co., Inc., typically participates in all meetings of the Compensation Committee during which executive compensation matters are discussed and communicates between meetings with the Chairman of the Compensation Committee. During 2010, the consultant assisted the Compensation Committee by: providing insights and advice regarding Aon's compensation philosophy, objectives and strategy; developing criteria for identification of Aon's peer group for executive compensation and company performance review purposes; reviewing management's proposals for the design of short-term cash and long-term equity incentive compensation programs; providing insights and advice regarding Aon's analysis of the risks arising from its compensation policies and practices; and advising on and providing comments on management's recommendations regarding executive officers' bonuses for 2010 and equity-based awards granted in 2010. Management periodically retains other consulting firms to provide pay survey data and other non-executive compensation services that may be presented to or reviewed by the Compensation Committee.

  Review of Compensation Policies and Practices

        Although recently there has been increased scrutiny of risk and whether companies' compensation programs contribute to unnecessary risk taking, we believe that we have historically maintained a level of prudence associated with our compensation programs and will continue to do so. We engage in a process to evaluate whether our executive and broad-based compensation programs contribute to unnecessary risk-taking and have concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on Aon.

Compensation Committee Interlocks and Insider Participation

        During 2010, the Compensation Committee was composed of Richard C. Notebaert (Chairman), Cheryl A. Francis, Edgar D. Jannotta, J. Michael Losh, Andrew J. McKenna, Robert S. Morrison and Richard B. Myers. No member of the Compensation Committee was, during 2010 or previously, an officer or employee of Aon or any of its subsidiaries. In addition, during 2010, there were no compensation committee interlocks required to be disclosed.

Aon Corporation

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees Aon's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the reporting process. Ernst & Young LLP ("E&Y"), Aon's independent registered public accounting firm for 2010, is responsible for expressing opinions on the conformity of Aon's audited financial statements with generally accepted accounting principles and the effectiveness of Aon's internal control over financial reporting.

        In this context, the Audit Committee reviewed and discussed with management and E&Y the audited financial statements for the year ended December 31, 2010, as well as management's assessment of the effectiveness of Aon's internal control over financial reporting and E&Y's evaluation of Aon's internal control over financial reporting. The Audit Committee has discussed with E&Y the matters that are required to be discussed by Auditing Standards, the SEC and other regulatory agencies (Communication with Audit Committees).

        In addition, the Audit Committee has discussed with E&Y the independence of that firm from Aon and its management, including the matters in the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board (Communication with Audit Committees Concerning Independence). The Audit Committee has also considered whether E&Y's provision of non-audit services to Aon is compatible with maintaining E&Y's independence. The Audit Committee has concluded that E&Y is independent from Aon and its management.

        The Audit Committee discussed with Aon's internal auditors and E&Y the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Aon's internal controls, and the overall quality of Aon's financial reporting.

        In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC. The Audit Committee has approved, and the Board of Directors has requested that stockholders ratify, the selection of E&Y as our independent registered public accounting firm for the year 2011.

J. Michael Losh, Chairman Fulvio Conti Judson C. Green R. Eden Martin Robert S. Morrison	Richard C. Notebaert John W. Rogers, Jr. Gloria Santona Carolyn Y. Woo

Aon Corporation

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed E&Y as Aon's independent registered public accounting firm for the year 2011, subject to ratification by our stockholders. E&Y was first retained as Aon's independent registered public accounting firm in February 1986. Although this appointment is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent registered public accounting firm for the year 2011. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of E&Y.

        We anticipate that a representative of E&Y will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to any appropriate questions that may be submitted by stockholders at the Annual Meeting.

        OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011.

        Audit Fees.    Fees for audit services totaled approximately $18.5 million in 2010 and $17.9 million in 2009. For both years, audit fees included services associated with the annual audit, including fees related to Sarbanes-Oxley Section 404, the reviews of Aon's documents filed with the SEC, and statutory audits required domestically and internationally.

        Audit-Related Fees.    Fees for audit-related services totaled approximately $1.9 million in 2010 and $1.6 million in 2009. Audit-related fees include services such as employee benefit plan audits, other attestation services, due diligence in connection with acquisitions and accounting consultations not included in audit fees.

        Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning totaled approximately $1.7 million in 2010 and $2.2 million in 2009.

        All Other Fees.    Fees for all other services not included above totaled $0 in each of 2010 and 2009.

Audit Committee's Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Each pre-approval provides details regarding the particular service or category of service to be provided and is subject to a specific engagement authorization. The Audit Committee requires that the independent registered public accounting firm and management report on the actual fees charged by the independent registered public accounting firm for each category of service at Audit Committee meetings held during the year.

        The Audit Committee acknowledges that circumstances may arise throughout the year that require the engagement of the independent registered public accounting firm to provide additional services not contemplated in the Audit Committee's initial pre-approval process that occurs on an annual basis. In those circumstances, the Audit Committee requires that specific pre-approval be obtained before

Aon Corporation

engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. Such pre-approvals are reported to the Audit Committee at the next scheduled Audit Committee meeting.

        All audit and non-audit services provided by the independent registered public accounting firm during 2010 were pre-approved in accordance with Aon's pre-approval policy as described above.

Aon Corporation

COMPENSATION COMMITTEE REPORT

        The Organization and Compensation Committee of the Board of Directors of Aon has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and set forth in this proxy statement.

        Based on its review and discussions with management, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and Aon's Annual Report on Form 10-K.

        This Report is provided by the Organization and Compensation Committee, which is composed entirely of the following independent Directors:

Richard C. Notebaert, Chairman Cheryl A. Francis Edgar D. Jannotta J. Michael Losh	Andrew J. McKenna Robert S. Morrison Richard B. Myers

Aon Corporation

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        This Compensation Discussion and Analysis ("CD&A") describes and analyzes our executive compensation program. It should be read in conjunction with the executive compensation tables and corresponding footnotes that follow, as it provides context for the amounts shown in the tables and the footnote disclosures.

        This CD&A is arranged in the following four sections:

  •
  Executive Summary of the CD&A

  •
  Discussion of our compensation objectives and process

  •
  Explanation of compensation components and analysis of 2010 pay decisions

  •
  Other policies and practices as they relate to our executive compensation program

        While the discussion focuses primarily on compensation awarded to our named executive officers, we address Aon's compensation programs as they apply to other employees where it enhances an understanding of our compensation philosophy. In this proxy statement, the reference to our "named executive officers" means Gregory C. Case, our President and Chief Executive Officer (our "CEO"); Christa Davies, our Executive Vice President and Chief Financial Officer (our "CFO"); Russell P. Fradin, Stephen P. McGill and Michael J. O'Connor, our three other most highly compensated executive officers for 2010; and Baljit Dail and Andrew M. Appel, who would have been among our most highly compensated executive officers except that they were not serving as executive officers as of December 31, 2010.

Executive Summary

        Who We Are    We are a global professional services firm with over 59,000 employees worldwide focused exclusively on risk and people. We are the industry-leading advisor on risk solutions, both retail and reinsurance, and human resources solutions. We have a presence in over 120 countries with more than 500 offices.

        Our Performance    In 2010 we delivered strong financial results despite a continuing soft market and very challenging economic environment. Net income attributable to Aon stockholders from continuing operations increased 12% per share.

        We continued to execute on our goals of strategically investing in long-term growth, managing expenses and effectively allocating capital. We further aligned our core product portfolio around risk advice and human capital solutions, including the transformative acquisition of Hewitt on October 1, 2010. In acquiring Hewitt, we not only solidified our leading position in HR solutions but also significantly increased our revenues, expanded our product and service offerings globally and increased our cash flow from operations in the U.S. As a result, we believe we are well positioned for long-term value creation.

        Against a multi-year backdrop of weak economic conditions globally, we view our longer range results as particularly impressive compared to the results of our industry peers and the benchmark S&P 500. Over the last three calendar years, our stock price return was a positive 37%, compared to

Aon Corporation

the returns of our primary industry peers, including Marsh & McLennan Companies, Inc. (which declined 1%) and Willis Group Holdings Limited (which declined 2%), as well as the benchmark S&P 500 (which declined 11%). In addition, as compared to our Global Industry Classification Standard ("GICS") code peers in the insurance industry, our three-year relative total stockholder returns are at or above median. We returned $425 million of excess capital to stockholders through our share repurchase program and dividends, highlighting our strong cash flow generation and effective allocation of capital.

        Our Compensation    We awarded our named executive officers for their dedication and achievement in 2010 with compensation directly linked to performance. Namely:

  •
  Nearly 93% of Mr. Case's total direct compensation for 2010 was performance-based compensation.

  •
  While Mr. Case's total direct compensation increased year over year, the increase was due exclusively to the size of the performance-based equity incentive award granted to him in the first quarter of 2010. A significant portion of the award was intended to recognize Mr. Case's commitment to Aon, effective in the fourth quarter of 2009, in entering into a five-year renewal of his employment contract and an amended and restated change-in-control agreement that significantly reduced the financial protection to be afforded to Mr. Case in the event of a termination of his employment in connection with a change-in-control of Aon. The new change-in-control agreement not only removed excise tax gross-up protection from Mr. Case's change-in-control benefits but also capped Mr. Case's cash and non-equity award payments to the "safe harbor" amount under Code Section 280G of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), such that no amounts are payable if Aon cannot deduct them. No adjustments were made to Mr. Case's base salary or annual bonus target from the levels previously established in 2005 and 2009, respectively.

  •
  Aon's performance was the principal consideration for the bonuses awarded for 2010. With respect to 2010, Mr. Case received an annual bonus of $3,000,000. This represents 100% of his 2010 target annual bonus and 97% of his funded bonus amount. The remaining named executive officers (excluding Mr. Fradin, who did not participate in Aon's bonus program during 2010, and Mr. Appel, who was ineligible for a bonus pursuant to the terms of his separation from Aon) received, on average, 121% of their target annual bonuses and 117% of their funded bonus amounts.

  •
  In early 2011 we settled performance share units granted to certain of our named executive officers in 2008. Those units were linked to 2008-2010 Aon performance. The units were settled, and shares of Common Stock were awarded, at 130% of target due to Aon's strong performance over that three-year period, as measured by cumulative adjusted earnings per share ("EPS") from continuing operations. Our cumulative adjusted EPS for that period materially exceeded the target.

  •
  In 2010, we granted similar performance share units to each of our named executive officers, the values of which are wholly dependent on Aon's performance.

  •
  In 2010, we continued to implement our policy of completely eliminating excise tax gross-up protection from our change-in-control agreements. Two of our named executive officers, Mr. Fradin and Mr. McGill, each signed change-in-control agreements that provide no such protection in the event of a change-in-control of Aon. However, Mr. Fradin retains excise tax

Aon Corporation

    gross-up protection limited to the Hewitt acquisition, which protection was granted to him by Hewitt and continues unmodified. As the employment agreements of our other senior executives are up for renewal or are otherwise materially amended, we intend to eliminate tax gross-up protection from their change-in-control agreements.

  •
  In 2010, we revised our stock ownership guidelines for our CEO and other executive officers to increase their required investment positions. Effective immediately, our CEO must hold at least six times (up from four times) his base salary and, effective January 1, 2012, each other executive officer must hold at least three times (up from two times) their base salaries. The revised guidelines also set out equity retention rules requiring that certain shares be retained until the required investment position is achieved.

        These and other compensation decisions are explained below.

        We believe our compensation program achieved its purpose in 2010, as described below.

Compensation Objectives and Process

Objectives of our Compensation Program

        We continue our journey to build, and continuously improve upon, the leading risk advice and HR solutions firm in the world. We accomplish this by providing clients with world-class advice, solutions, innovation and execution. To achieve those objectives, we must be the destination of choice for the best talent. Our compensation program supports this vision and business strategy and fundamentally aligns the financial interests of our executives with those of our stockholders. This is true in both our short and long-term programs. We strive to maximize stockholders' return primarily through growth in pre-tax income from continuing operations and adjusted EPS.

        We have a guiding philosophy with regard to our variable components of compensation, such as equity-based awards and annual bonuses. This philosophy dictates that our stockholders should always benefit first before any element of our executives' variable compensation is earned or paid. For example, under our annual bonus program a minimum level of corporate performance must be achieved before any bonus is payable. We carefully set that minimum each year. Even if the minimum level is achieved, the Compensation Committee reserves the sole discretion to exercise negative discretion to the extent it deems reasonable and prudent under the circumstances.

Use of Peer Group as a Market Check of Target Total Direct Compensation

        We set executive compensation at levels that are appropriate and competitive for global professional services firms within our market sector and the general industry marketplace. We review annual financial reports filed by our peer group. We also annually review the levels of executive officer compensation from global pay surveys. For purposes of doing a market check, and not for purposes of doing true benchmarking to specific percentiles, we look at peer group compensation data. We compare the target total direct compensation (defined as base salary plus target bonus plus equity-based awards) for our named executive officers to the target total direct compensation for executives at selected peer companies where job descriptions are sufficiently similar to those of our executives to permit comparison.

        We utilized two peer groups for 2010 compensation decisions. We describe below the time periods during which each peer group was used, the companies that comprise the peer groups and the rationale for updating the peer group in the fourth quarter of 2010.

Aon Corporation

        From January 1, 2010 until November 19, 2010, we utilized the same peer group as approved by the Compensation Committee in November of 2009. That group consisted of the following companies:

Accenture plc	CIGNA Corporation	Prudential Financial, Inc.
ACE Limited	Cincinnati Financial Corporation	Sun Life Financial Inc.
AFLAC Incorporated	Coventry Health Care, Inc.	Torchmark Corporation
The Allstate Corporation	Everest Reinsurance Holdings, Inc.	The Travelers Companies, Inc.
Arch Capital	Genworth Financial, Inc.	UnumProvident Corporation
Assurant, Inc.	Humana Inc.	W.R. Berkley Corporation
Axis Capital Holdings Ltd.	Marsh & McLennan Companies, Inc.	Willis Group Holdings plc
Charles Schwab & Co., Inc.	Principal Financial Group, Inc.	XL Capital Ltd.
Chubb	The Progressive Corporation

        The peer group was selected in 2009 based upon three criteria which each one met at such time. They are global financial services industry companies or major consulting firms with whom we compete for executive talent or financial capital. With the exception of Willis Group Holdings, which is a direct competitor, the peer group is generally comprised of companies that are, or were, between one-third and three times our size in revenues. Lastly, each company provides public disclosure regarding its executive compensation. This peer group represents seven financial industry GICS sub-sectors.

        We believe that the selection of a peer group is something that requires reconsideration every year. Therefore, beginning soon after the Hewitt acquisition in the fourth quarter of 2010, we undertook a review of the composition of our peer group. We recognized the impact of the Hewitt acquisition on our business and we wanted to ensure that the manner in which we define our peers remained relevant and that our peer group provided adequate benchmarks. The updated peer group members were selected based upon three criteria. They are global financial services industry companies or major consulting firms with whom we compete for executive talent or financial capital. With the exception of Willis Group Holdings and Towers Watson, which are direct competitors, and Accenture and Aetna, which are industry comparators, the peer group is generally comprised of companies that are between one-fourth and four times our size in average market capitalization (as calculated over the most recent eight quarters to reduce volatility). Lastly, each company provides public disclosure regarding its executive compensation.

        After discussions with its compensation consultant, the Compensation Committee approved the following peer group effective November 19, 2010, for use as a reference point in future compensation decisions:

Accenture plc (C)	Cognizant Technology Solutions Corporation (N)	Prudential Financial, Inc. (C)
ACE Limited (C)	Computer Sciences Corporation (N)	Sun Life Financial Inc. (C)
Automatic Data Processing, Inc. (N)	Fiserv, Inc. (N)	Towers Watson & Co.(N)
Aetna Inc. (N)	Humana Inc.(C)	The Travelers Companies, Inc. (C)
The Allstate Corporation (C)	Marsh & McLennan Companies, Inc. (C)	Willis Group Holdings plc (C)
Assurant, Inc. (C)	Principal Financial Group, Inc. (C)	Xerox Corporation (N)
CIGNA Corporation (C)	The Progressive Corporation (C)

        Companies continuing from the prior peer group are identified with a "C" and those newly added to this peer group are identified with an "N". This updated peer group represents five financial industry GICS sub-sectors.

Aon Corporation

How We Determine Total Compensation

        As described above, market data is helpful in determining the competitive level of various elements of total direct compensation. However, for 2010 we did not generally have a specific market target for the total compensation. We did not specifically target a certain percentile of total compensation or a particular component or subset of compensation with regard to the benchmark. We did not use a specific formula to set total compensation either in relation to market data, the relative mix of pay components or otherwise. A decision regarding one component of compensation had only an indirect link to decisions regarding other pay components.

        We generally targeted a competitive level and mix of total direct compensation elements using market data simply as a reference point. This was not a mechanical process. Rather, we used our judgment and business experience. Overall, our intent was to manage the various elements of total compensation together so that the emphasis of our compensation program was on our variable components of pay, including long term equity awards and annual bonus awards that fluctuate based on the performance of Aon.

        Performance-based compensation for 2010 of our named executive officers employed with us for the full-year (i.e. excluding Mr. Fradin who joined Aon on October 1, 2010 in connection with the Hewitt acquisition) ranged from 56.7%-92.8% of total direct compensation, based on the grant date fair value of the long-term equity awards as valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718"), as follows:

A Named Executive Officer	B Performance-Based Pay(1)	C Total Direct Compensation(2)	D % of Pay Linked to Performance [Column B ÷ Column C]

Case	$19,230,702	$20,730,702	92.8%
Davies	$3,695,669	$4,487,336	82.4%
Fradin	$5,632,790	$12,795,194	44.0%
McGill	$4,709,263	$8,309,263	56.7%
O'Connor	$2,432,142	$3,215,475	75.6%
Dail	$2,432,142	$3,232,142	75.2%
Appel	$2,408,243	$3,358,243	71.7%

(1)
The amounts in this column are the sums of: (A) the cash portion of the executive's bonus paid for 2010 performance plus (B) the grant date fair value, determined in accordance with FASB ASC Topic 718, of all performance-based equity awards granted to the executive during 2010.

(2)
The amounts in this column are the sums of: (A) the executive's 2010 base salary; (B) any other non-performance based direct compensation paid for 2010 service; and (C) the amounts shown in Column B.

        This supplemental table is not required by the SEC, but rather it is provided to demonstrate the link between performance and our executives' total direct compensation for 2010. Please refer to the Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 for complete disclosure of the total compensation of our named executive officers, reported in accordance with the SEC disclosure requirements.

Aon Corporation

        As the chart demonstrates, we strive to link our executive's pay to performance at greater rates for our more senior executives. Given the responsibility of our CEO to drive performance results for Aon, and his success in achieving those results as further described below, 92.8% of Mr. Case's total direct compensation for 2010 was linked directly to the performance of Aon. For 2010, the percentage of total direct compensation awarded as performance-based pay for Mr. Fradin was 44.0% due to his receipt of non-performance based equity awards upon joining Aon, as described below under the heading "Equity-Based Awards—Restricted Stock Units". Mr. McGill's percentage for 2010, 56.7%, was below his 2009 percentage of 80% on account of his receipt in 2010 of a non-performance based bonus, as described below under the heading "Performance-Based Annual Bonus—Mr. McGill's One-Time Transfer Payment".

Our Use of Tally Sheets

        In connection with our annual compensation review process, as described in the section of this proxy statement captioned "Board of Directors and Committees—Organization and Compensation Committee—Process of Determining Executive Compensation," the Compensation Committee reviews compensation tally sheets. The tally sheets assign dollar amounts to each component of the executive's compensation, including outstanding equity awards, current bonus and base salary, deferred compensation, employee benefits (including supplemental pension benefits), perquisites and potential change-in-control severance payments. The tally sheets are presented to the Compensation Committee to ensure it is aware of all compensation elements and the value of such elements.

Involvement of Mr. Case in the Compensation Process

        Each year, the Compensation Committee approves all elements of compensation for Aon's named executive officers and other executive officers. These decisions are typically made during the annual compensation review process conducted in the first calendar quarter. The Compensation Committee solicits certain recommendations from each of Mr. Case and our Global Head of Human Resources.

        Mr. Case recommends to the Compensation Committee the equity award, annual bonus and base salary adjustment, if any, for the executive officers who report directly to him. He has direct knowledge of the contributions made by those executive officers to Aon and he shares this knowledge with the Compensation Committee. Mr. Case supports his recommendations by providing performance evaluations for his direct reports.

        During the annual review process, Mr. Case and the Chairman of the Compensation Committee work together on Mr. Case's annual evaluation report, which summarizes Mr. Case's qualitative and quantitative performance. The report is considered in the determination of Mr. Case's compensation, along with other factors, including the Compensation Committee's own assessment of Mr. Case's performance, relevant market data and Aon's overall performance.

        The Compensation Committee has the ultimate authority to make compensation decisions. The Compensation Committee discusses its preliminary compensation decisions with the independent members of the Board who do not serve on the Compensation Committee. This process garners valuable input from those Directors regarding the executives' performance. The sharing of performance review information also aids the Directors in carrying out their succession planning responsibilities. After considering input from those Directors, the Compensation Committee makes its final determination.

Aon Corporation

        Mr. Case, together with our Global Head of Human Resources and our CFO, makes recommendations to the Compensation Committee relating to the corporate performance targets to be established under Aon's Shareholder-Approved Plan (as defined below under "Compensation Components and Analysis of 2010 Pay Decisions—Components of Total Compensation—Performance-Based Annual Bonus") and long-term equity incentive programs. The Compensation Committee reviews such recommendations with its independent executive compensation consultant and reserves the ultimate authority to set such targets and to determine whether such goals were achieved.

Compensation Components and Analysis of 2010 Pay Decisions

Components of Total Compensation

        The table below describes our rationale for providing each of the key components of our executive compensation program and the factors that we consider in determining the amounts for a given year.

Component	Purpose	Factors Considered
Equity-Based Awards, comprised of: Performance share units that vest after three years and the value of which are determined based on Aon's achievement of a cumulative three-year performance objective	Long-term incentive to focus executives' efforts on increasing long-term stockholder value and align executives' interests with stockholder interests; encourage executive retention with multi-year vesting provisions; and encourage ownership of Aon stock	Executive's past performance; expectations regarding executive's future contributions to Aon; and market pay data as a reference point for grant values

Restricted stock units that are awarded in lieu of a portion of the cash payment under our annual bonus program; and, for this reason, are performance-based compensation; vest ratably over a three-year period

	Same as above	Same as above
Annual Bonus (target and actual)	Short-term performance-based incentive to achieve select annual performance objectives

Expectations or opinions regarding the executive's qualitative and quantitative contributions to Aon-wide and business unit performance; scope of job responsibilities; and market pay data as a reference point

Base Salary	Stream of income provided throughout year in exchange for performance of specific job responsibilities	Scope of job responsibilities; historical pay and responsibilities; tenure; contractual commitments; and market pay data as a reference point

Aon Corporation

Component	Purpose	Factors Considered
Personal Benefits and Executive Benefits	Attraction and retention of top talent; with regard to executive benefits, provide mechanism to accumulate retirement benefits	Perquisites or benefits received from prior employer to the extent necessary to attract and retain talent; time management factors
Post-Termination Compensation

Provide temporary income stream following involuntary termination of employment and, in the case of change-in-control protection, to provide for continuity and objectivity of management during that event

Executive's role within organization; market practices

  Equity-Based Awards

        The Aon Stock Incentive Plan, as amended and restated in 2006 and as further amended from time to time (the "Stock Plan"), authorizes the grant of a variety of equity compensation awards. Among other types of awards, it authorizes the issuance of performance share unit awards and restricted stock units—the two forms of equity compensation granted to our named executive officers in 2010. Stock options were not featured in our performance-based equity programs in 2010, as explained below.

        Performance Share Unit Awards    In the first quarter of 2010, we granted performance share units to our executive officers, including each named executive officer other than Mr. Fradin, pursuant to the fifth cycle of our "Leadership Performance Program" ("LPP 5"). LPP 5 is a sub-plan of the Stock Plan. This program is the fifth layer of consecutive three-year performance cycles for certain of our named executive officers. It is intended to further strengthen the relationship between capital accumulation for our executives and long-term Aon financial performance and stockholder value.

        The performance share units awarded under LPP 5 are payable in shares of Common Stock. The nominal value of the awards was determined and approved by the Compensation Committee. The number of target performance share units was calculated on the date of grant based on that day's closing price of Common Stock, in accordance with the terms of the Stock Plan. Additional terms and conditions applicable to the performance share units, including the treatment of performance share units upon the occurrence of various termination events, are described in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

        The performance share units under LPP 5 will be earned and settled in a range of 0% to 200% of target value based on performance results over a three-year performance period. The performance period began January 1, 2010, and will end on December 31, 2012. The performance results will be measured against the specified cumulative adjusted EPS target for 2010-2012. After adjustments, the cumulative target ranges from $9.25, below which no payout will occur, to $10.82, which would yield a payout of 200% of the target award value. A result of $9.67 in cumulative adjusted EPS would yield a payout, and settlement in shares of Common Stock, at 100% of target. This target represents a 4.5% increase over the adjusted baseline for the fourth cycle of our Leadership Performance Program established for the performance period 2009-2011 ("LPP 4"). The target represents a challenging, yet achievable, performance goal.

        Award Values and Features    In determining the individual awards under LPP 5, the Compensation Committee reviewed peer group market data, where available, for each executive to determine the

Aon Corporation

appropriate long-term value of such awards. For example, the market data relevant to Mr. Case supported a larger award to him than the awards granted to the other named executive officers.

        In addition, as described in our proxy statement for the 2010 Annual Meeting of Stockholders, Mr. Case was awarded an additional award valued at $10 million under LPP 5 to be earned on the same performance criteria and weightings as his regular award. A significant portion of the award was intended to recognize Mr. Case's commitment to Aon, effective in the fourth quarter of 2009, in entering into a five-year renewal of his employment contract and an amended and restated change-control agreement that significantly reduced the financial protection to be afforded to Mr. Case in the event of a termination of his employment in connection with a change-in-control of Aon. The new change-in-control agreement not only removed excise tax gross-up protection from Mr. Case's change-in-control benefits but also capped Mr. Case's cash and non-equity award payments to the "safe harbor" amount under Section 280G of the Internal Revenue Code, such that no amounts are payable if Aon cannot deduct them.

        The Compensation Committee determined that performance share units should be the exclusive form of award under LPP 5 (as opposed to a mix of performance share units and stock options under earlier versions of the program) because performance share units utilize fewer shares of our Common Stock and are, therefore, a more efficient form of award while allowing us to maintain a strong performance focus.

        The Compensation Committee's selection under LPP 5 of the three-year performance period and cumulative adjusted financial performance metric provides the award recipients a reasonable period of time within which to achieve and sustain challenging long-term growth objectives. The Compensation Committee believes adjusted EPS more effectively aligns executives to improve Aon performance, rather than EPS calculated in accordance with GAAP, as the adjusted measure provides a more certain target that is within their control and area of accountability, and is a better measure of operating performance long-term.

        Awards under LPP 5 are subject to forfeiture under certain circumstances. In the event an award recipient voluntarily terminates employment or is terminated by Aon for cause prior to the scheduled vesting date, none of the performance share units will vest and the entire award will be forfeited.

        The Compensation Committee did not consider the number or value of equity-based awards previously granted to, or currently held by, any of our named executive officers in determining individual awards for 2010. Past awards were granted to induce performance in prior years. As a result, they were not viewed as significant in determining the 2010 awards to the named executive officers.

        Settlement of LPP 3    In early 2011, we determined the actual achievement under the third cycle of our Leadership Performance Program, covering the performance period January 1, 2008 through December 31, 2010 ("LPP 3"). We settled the performance share units in shares of Common Stock. The cumulative adjusted EPS from continuing operations target ranged from $8.35, below which no payout was due to occur, to $9.70, which would have yielded a payout at 200% of the target award value. A result of $8.85 in cumulative adjusted EPS from continuing operations would have yielded a payout at 100% of target. This target represented a 14% increase over the adjusted baseline for the second cycle of our Leadership Performance Program established for the performance period 2007-2009 ("LPP 2"). Our actual cumulative adjusted EPS from continuing operations for the three-year period were $9.15, resulting in a payout at 130% of target.

Aon Corporation

        The annual EPS from continuing operations results for LPP 3 include adjustments detailed by the plan governing LPP 3 and approved by the Compensation Committee. For each year of the performance period associated with LPP 3 adjustments to EPS from continuing operations were approved by the Compensation Committee because they were significant one-time transactions or outside management's control, as follows: charges associated with our restructuring plans; write-down of deferred taxes related to changes in future statutory tax rates and the amendment of the APB exemption status of Combined Insurance Company of America ("CICA") following sale announcement; gains on sale of land, businesses or discontinued operations; costs related to our acquisition of Benfield and sale of CICA; operating results of discontinued operations held for sale before sale closing; pension curtailment gain/loss net of tax; costs related to our acquisition of Hewitt; and an adjustment to results related to the Hewitt acquisition. Any permissible adjustment will be made on a comparable basis across the other Leadership Performance Programs then in progress. Each of our named executive officers other than Mr. Fradin, participated in LPP 3.

        We do not pay dividends or dividend equivalents on performance share units.

        LPP 6    In connection with the Hewitt acquisition, Aon entered into an employment agreement with Mr. Fradin on September 30, 2010, which agreement is described in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" that follows the Grants of Plan-Based Awards in Fiscal Year 2010 table and in the section captioned "Potential Payments on Termination or Change-in-Control." To provide significant incentive for Mr. Fradin's retention, and to ensure the performance-based nature of such incentive, the agreement committed Aon to provide Mr. Fradin with an award valued at $2 million under the sixth cycle of our leadership performance program established for the performance period beginning January 1, 2011 and ending December 31, 2013 ("LPP 6"). The award will be earned based on the achievement of a cumulative adjusted EPS target. Because this non-contingent commitment was made to Mr. Fradin during 2010, the award is reported in the Grants of Plan-Based Awards in Fiscal Year 2010 table in this proxy statement.

        In connection with Mr. McGill's employment agreement with Aon, effective November 18, 2010, Aon committed to provide Mr. McGill an additional award under LPP 6 of $6 million in value, subject to approval of such award by the Compensation Committee. The $6 million additional award was subsequently approved by the Compensation Committee on March 17, 2011. As this action was taken after the close of the 2010 fiscal year, the award will be reported in the proxy statement for the 2012 Annual Meeting of Stockholders, and is not reflected in the Grants of Plan-Based Awards in Fiscal Year 2010 table in this proxy statement.

        Aon Hewitt Performance Program    Mr. Fradin's employment agreement also provides that he will receive an award under the Aon Hewitt Performance Program established for the performance period beginning January 1, 2011 and ending December 31, 2013 (the "AHPP"). The award was valued at $2 million and will be earned based on the achievement of a cumulative adjusted pre-tax income target for the Aon Hewitt segment. In approving such award, the Compensation Committee considered the retentive and performance-based nature of the award, Mr. Fradin's significant management responsibility for our Aon Hewitt segment, and the intended purpose of the AHPP, which is to perform as a management integration tool that will align senior leaders from Hewitt with our legacy consulting unit under a common performance-based long-term equity incentive program. Because this non-contingent commitment was made to Mr. Fradin during 2010, the award is reported in the Grants of Plan-Based Awards in Fiscal Year 2010 table in this proxy statement.

Aon Corporation

        Restricted Stock Units    In the first quarter of 2010, we granted time-vested restricted stock units to each of our named executive officers other than Mr. Fradin in connection with Aon's Incentive Stock Program (the "ISP"). The ISP provides executives with a portion of their annual bonus in the form of restricted stock units, thereby making the entitlement to such time-vested restricted stock units wholly dependent on performance. The primary goals of the ISP are to further focus the employees' attention on the longer-term performance of Aon as a whole, and to further promote employee retention and stock ownership.

        No other time-vested equity awards were granted to our named executive officers, with the exception of the restricted stock units granted to Mr. Fradin in connection with his retention by Aon following the Hewitt acquisition. Those restricted stock units were intended to incentivize Mr. Fradin to remain with Aon post-acquisition instead of terminating his employment relationship to collect the change-in-control benefits to which he was otherwise entitled in connection with the acquisition. Mr Fradin was awarded $2 million in restricted stock units, which will vest over five years. In addition, Mr. Fradin agreed to convert approximately $5 million otherwise payable to him upon his departure from Hewitt (or its successor) in a change-in-control transaction pursuant to Hewitt's Amended and Restated Change-in-Control Executive Severance Plan into Aon restricted stock units, all of which are fully vested and will be distributed upon Mr. Fradin's termination of employment with Aon. Mr. Fradin has agreed to retain at least until the end of 2011 (or earlier termination of employment) shares of Common Stock or securities exercisable for Common Stock with an aggregate value (using Black-Scholes methodology with regard to valuing stock options) of approximately $5 million and future equity grants (net of any taxes and exercise prices that are paid) until his departure from Aon. Mr. Fradin's equity awards are described in the Grants of Plan Based Awards in Fiscal Year 2010 table in this proxy statement.

        Each of the time-vested restricted stock units granted in connection with the ISP will vest ratably over a three-year period, and the time-vested restricted stock units granted to Mr. Fradin will vest in 25% equal installments on the second through fifth anniversaries of the grant date. Vesting of all such time-vested restricted stock units is contingent on Mr. Fradin's continued employment and other conditions as described in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement. The restricted stock units are settled in shares of Common Stock.

        With respect to restricted stock units awarded under the ISP, we provide dividend equivalents on unvested restricted stock units in cash at the time actual dividends on Aon's Common Stock are declared for stockholders. We do not provide dividend equivalents on performance-based equity awards.

  Performance-Based Annual Bonus

        Shareholder-Approved Plan    For purposes of ensuring the deductibility of bonuses for our named executive officers, Aon's stockholders have approved a plan pursuant to which we award annual bonuses that meet the criteria under Section 162(m) of the Internal Revenue Code as "performance-based" compensation. That plan is called our Senior Officer Incentive Compensation Plan, as amended and restated in 2006 (the "Shareholder-Approved Plan"). Pursuant to this plan, the Compensation Committee annually sets an Aon-wide performance target (expressed in U.S. dollars) and minimum achievement threshold (expressed as a percentage). If the metric is not achieved, no bonuses are payable under the Shareholder-Approved Plan.

Aon Corporation

        If the metric is achieved, the Shareholder-Approved Plan allows for the payment of deductible bonuses to our executive officers up to a cap. The cap is the lesser of $5 million or the maximum bonus otherwise established by the Compensation Committee for such executive officer. For 2010, the Compensation Committee established a cap of 300% of each named executive officer's target bonus, with the exception of Mr. Fradin, who did not participate in the Shareholder-Approved Plan for 2010.

        In the first quarter of 2010, the Compensation Committee set bonus eligibility for our named executive officers as a target percentage of the executive's base salary at year-end. The 2010 target bonus for Mr. McGill was subsequently increased from 150% to 175% of base salary pursuant to the employment agreement between Aon and Mr. McGill, dated December 7, 2010. The target bonuses and the applicable cap for each of our named executive officers are shown in the table below under the heading "Determination of 2010 Bonuses."

        The Shareholder-Approved Plan does not provide guidelines or formulas for determining the actual bonuses payable to our executive officers once the metric is achieved. Rather, the Compensation Committee retains sole discretion for determining the actual bonuses payable. If the metric is achieved, the Shareholder-Approved Plan would allow the Compensation Committee to award a bonus equal to the cap or allow it to exercise negative discretion to award a lesser amount. As explained below, for 2010 we adopted the "Executive Committee Incentive Plan" as a set of guidelines for consideration by the Compensation Committee in determining actual bonuses to be paid if the metric under the Shareholder-Approved Plan was achieved.

        2010 Metric Under Shareholder-Approved Plan    In the first quarter of 2010, the Compensation Committee determined that the 2010 Aon-wide performance target would be budgeted pre-tax income from continuing operations, excluding restructuring charges ("PTI") of $1,292 million. The Compensation Committee set the minimum achievement threshold at 85% of such target, or $1,098 million, as adjusted for extraordinary, unusual or infrequently occurring items. The Compensation Committee selected PTI as the measure to emphasize performance of Aon as a whole and directly link executives' awards to Aon's key business initiatives of delivering distinctive client value and achieving operational excellence. In combination with the performance targets established under each of LPP 3 through LPP 5 (i.e. cumulative EPS), we believe the targets balanced the executives' short and long-term perspective appropriately.

        The 2010 PTI target was set at a level higher than Aon's 2009 actual adjusted PTI. We also considered the past performance of our peer group in setting the target. We believed that the 2010 target was achievable but challenging. We set the minimum threshold at 85% because we believed performance below that level would not create sufficient value for our stockholders and, therefore, should not result in bonus payments.

        2010 Performance    During the first quarter of 2011, the Compensation Committee determined that Aon's 2010 PTI, after permitted adjustments for extraordinary or unusual items, was $1,250 million, or 96.7% of target. This exceeded the minimum threshold established under the Shareholder-Approved Plan.

        Executive Committee Incentive Plan    In the first quarter of 2010, the Compensation Committee approved a set of guidelines for funding the total bonus pool under the Shareholder-Approved Plan for the 14 executives that at such time comprised Aon's executive management committee or were senior executives regularly invited to attend meetings of such committee (collectively, the "executive management committee"). That group included each of the named executive officers other than Mr. Fradin. Mr. Appel was included in this group until his resignation from such committee effective

Aon Corporation

November 5, 2010. The rationale for establishing funding guidelines was to provide executives with a clearer connection between the expected reward and the required performance, as well as for bonus accrual purposes.

        The funding formula was based on Aon's performance as measured by: (i) achievement of budgeted PTI; (ii) growth in PTI in 2010 as compared to 2009; and (iii) organic revenue growth. To align with the Shareholder-Approved Plan, the formula provided that no funding was to occur unless Aon achieved the minimum threshold of 85% of the 2010 PTI target. If that minimum threshold was achieved, the formula provided for adjustments to funding to account for year over year growth in PTI, 2010 organic revenue growth and other permissible adjustments. After consideration of each of these factors, the resulting bonus pool funding level is determined, and the funding level can range from 0% to 300%.

        The budgeted 2010 PTI growth rate was 3.6% over 2009 PTI. This was a slight increase as compared to the prior year's budgeted 2009 PTI growth rate of 3.1% over 2008 PTI. The incentive pool funding was determined by the aggregate of each executive management committee member's individual target bonus multiplied by a percentage varying from 0% to 300% depending on Aon's growth in PTI as compared to 2009. The plan provided that the funding level could be further increased up to 20% or reduced by 10% depending on Aon's 2010 organic revenue growth. The 2010 PTI growth over 2009 PTI was flat. In 2010, Aon experienced neither positive nor negative organic revenue growth.

        In the fourth quarter of 2010, on account of extraordinary market conditions Aon implemented a discretionary reduction to the funded pool of 10% and Aon's executive management committee voluntarily agreed to reduce the funded pool by an additional 10%, bringing the aggregate voluntary reduction to $2,776,600. In the first quarter of 2011, the Compensation Committee met to determine the funded status of the pool. While the Compensation Committee determined that the Executive Committee Incentive Plan missed the organic revenue growth target by 2/10ths of 1%, it approved the waiver of that reduction factor under the Executive Committee Incentive Plan, which resulted in additional funding of approximately $694,150. The Compensation Committee applied the remainder of the pre-established performance targets. After application of the PTI growth metric and the two discretionary reductions, and waiver of the organic revenue growth factor, the resulting bonus pool was determined to be funded at 103%. The bonus pool would have funded at 118% without application of the two discretionary reductions and waiver of the organic revenue growth factor.

        The actual size of the incentive pool equals the aggregate target bonuses multiplied by the percentage the pool was funded after application of the formula, as described above. For 2010, based on a funding level of 103%, the total incentive pool for members of the executive management committee was $14,299,490.

        Determination of 2010 Bonuses    Consistent with the Shareholder-Approved Plan, the bonus program for the executive management committee provides that the Compensation Committee has sole discretion to determine each executive's actual bonus amount as long as the corporate performance threshold was achieved. As explained above, for 2010 the threshold was achieved and, thus, the Compensation Committee had discretion to pay bonuses at the cap level or a lesser amount. It was anticipated that the Compensation Committee would consider in determining the executive's actual bonus, among other factors, the bonus for such executive at the pool funding level as well as the executive's targeted bonus allocation. However, the Compensation Committee reserved, and for 2010

Aon Corporation

exercised, the discretion to set bonuses at levels higher or lower than the funded or targeted allocations.

        The Compensation Committee chose to exercise negative discretion with regard to each of the named executive officers. In other words, none of the named executive officers received their maximum bonus of the lesser of $5 million or 3 times their target bonus. In fact, each officer received in the range of 100%—133% of their target bonus. The following table sets forth the target bonus, cap, funded bonus, and actual bonus paid to each of our named executive officers, with the exception of Mr. Fradin who did not participate in the Executive Committee Incentive Plan:

Named Executive Officer	Target Bonus	Cap (lesser of $5 million or 3 times target bonus)	Funded Bonus (in each case, 103% of target bonus)	Actual Bonus

Case	$3,000,000	$5,000,000	$3,090,000	$3,000,000
Davies	$1,200,000	$3,600,000	$1,236,000	$1,600,000
McGill	$1,925,000	$5,000,000	$1,982,750	$1,950,000
O'Connor	$800,000	$2,400,000	$824,000	$1,000,000
Dail	$800,000	$2,400,000	$824,000	$1,000,000
Appel	$1,425,000	$4,275,000	$1,467,750	$0

        The Compensation Committee's rationale in determining the actual bonus awards was as follows:

  •
  In order for a named executive officer to get a bonus in excess of the funded bonus, there needed to be certain exceptional factors; however, the Compensation Committee did not utilize a formula for determining the amount of any named executive officer's bonus to be awarded greater or lesser than the funded or target bonus level.

  •
  With regard to Messrs. Case and McGill, the Compensation Committee determined it was appropriate to award a bonus at or near the named executive officer's target bonus level based on Aon's solid overall performance as reported.

  •
  With regard to Ms. Davies, the Compensation Committee determined it was appropriate to award a bonus greater than the funded level taking into consideration: (i) Aon's solid overall performance as reported; (ii) Ms. Davies' leading role in the acquisition of Hewitt during 2010; and (iii) Ms. Davies' continued success in significantly strengthening the global financial function and team.

  •
  With regard to Mr. O'Connor, the Compensation Committee determined it was appropriate to award a bonus greater than Mr. O'Connor's funded bonus level taking into consideration: (i) Aon's solid overall performance as reported; and (ii) the Compensation Committee's assessment that Mr. O'Connor was very successful in driving the continued improvement in the performance of our Risk Solutions business unit and in capturing and retaining cost savings in restructuring.

  •
  With regard to Mr. Dail, the Compensation Committee determined it was appropriate to award a bonus greater than Mr. Dail's funded bonus level taking into consideration: (i) Aon's solid overall performance as reported; and (ii) the Compensation Committee's assessment that Mr. Dail was highly effective on the Aon Hewitt transition team.

        For 2010, as was true in earlier years, generally all annual bonuses for executive officers are payable 65% in cash and 35% in restricted stock units, with such restricted stock units vesting ratably

Aon Corporation

over a three-year period. The Compensation Committee believes this strikes a fair balance between reward for past performance and incentive for future improvements.

        Mr. Fradin's 2010 and 2011 Bonuses    As noted above, Mr. Fradin did not participate in the Executive Management Committee Incentive Plan during 2010; however, he will participate in this program in 2011 on the same terms as other participants. He participated in the incentive compensation program established at Hewitt through the end of Hewitt's fiscal year on September 30, 2010. The compensation committee of Hewitt's board of directors authorized a bonus payable to him for 2010 of $1,632,790. The bonus represented 137% of Mr. Fradin's target bonus and was calculated based on Hewitt's profit and revenue performance in 2010 prior to the Hewitt acquisition as well as the assessment by Hewitt's board of directors of other qualitative performance factors, including Mr. Fradin's leadership in the sale of Hewitt to Aon. Pursuant to Mr. Fradin's employment agreement with Aon, he is guaranteed a bonus of not less than $1,500,000 for fiscal 2011 year only.

        Mr. McGill's One-Time Transfer Payment    Pursuant to Mr. McGill's employment agreement, we provided him with a one-time transfer payment of $2,500,000. This payment is reflected in the "bonus" column of the Summary Compensation Table for Fiscal Years 2010, 2009 and 2008. The payment was made in recognition for his willingness to enter into the employment agreement having a five-year term, which resulted in the elimination of expatriate benefits, including housing allowance ($300,000 value per year) and forfeiture of participation in certain U.K. employee benefits (approximate value of $100,000 per year), including car allowance and pension contributions, and in recognition of Mr. McGill incurring relocation costs to permanently relocate to the U.S (approximate one-time cost of $500,000). If Mr. McGill voluntarily terminates his employment with Aon prior to November 18, 2015, he will be obligated to repay Aon a prorated portion of such transfer payment.

Other Policies and Practices

  Internal Pay Fairness Considerations for Other Executive Officers

        In determining an executive officer's target bonus or long-term performance award value, the Compensation Committee will, from time to time, consider internal pay fairness factors. However, the Compensation Committee has not adopted a broad internal pay equity policy pursuant to which each executive officer's compensation, or one or more components thereof, is tied to or targeted against the compensation of other executive officers.

  Base Salary

        Base salary is a fixed component of compensation and is initially set at a level based primarily upon the executive's job scope or level of responsibility. The base salaries of our senior-most executives are adjusted rarely, as our general practice is to increase other components of pay based upon superior performance. However, base salaries may be adjusted to, among other things, recognize a significant change in job function or responsibilities or to bring the fixed component of an executive's total compensation in line with his or her peers at Aon or the industry generally.

        We increased the base salaries of Ms. Davies and Mr. O'Connor to $800,000 from $750,000 and $700,000, respectively, effective March 1, 2010. Ms. Davies' and Mr. O'Connor's base salaries had not been increased since they joined Aon in 2007 and 2008, respectively. No base salary adjustments were made for any of our other named executive officers during 2010.

Aon Corporation

  Personal Benefits and Executive Benefits

  Personal Benefits

        During 2010 we provided few personal benefits to our named executive officers as a component of their total compensation. Over the years, we have taken significant steps to de-emphasize personal benefits in our executive compensation practices.

  Executive Benefits

        In addition to Aon's broad-based employee benefit programs that are available to Aon employees generally (such as health coverage, 401(k) salary deferrals, etc.), each of our named executive officers is eligible to participate in a deferred compensation program and a supplemental savings plan. In addition, Aon provides an executive health screening program available to all members of Aon's executive management committee, including the named executive officers. None of our named executive officers participate in our defined benefit pension plan or the supplemental pension program because each was hired after eligibility in the qualified plan was frozen in 2004. Additional information regarding certain of our executive benefits is set forth under the heading "Pension Benefits in Fiscal 2010" and the Nonqualified Deferred Compensation in Fiscal 2010 Table contained in this proxy statement.

  Deferred Compensation Program

        We maintain a Deferred Compensation Plan (the "DCP") that allows certain employees, including our named executive officers, to defer receipt of their salary and/or annual incentive payments into Common Stock or accounts that mirror several different investment funds. Participants may defer up to 75% of salary and up to 100% of their annual bonus until the date(s) they have specified in accordance with the DCP's distribution provisions. Under the DCP we do not credit above-market interest on deferred compensation, as that term is defined in the Internal Revenue Code.

        Under the DCP, Aon does not make any contributions. We do not fund the DCP, and participants have an unsecured contractual commitment by Aon to pay the amounts due under the DCP. When such payments are due, the distributions will be made from our general assets. We have purchased corporate-owned life insurance to offset a portion of this liability.

  U.S. Supplemental Savings Plan

        The Supplemental Savings Plan is a non-qualified, deferred compensation plan that provides eligible employees, including executives, with the opportunity to receive contributions that could not be credited under the Aon Savings Plan because of tax limitations and the specific provisions of such plan.

  Post-Termination Compensation

        We believe that the provision of change-in-control severance agreements and other transitional compensation arrangements are critical to recruit talented employees and to secure the continued employment and dedication of our existing employees. All or nearly all of the companies with which we compete for talent have similar arrangements in place for their senior executives. While we consider these agreements to be necessary, the terms of these agreements are not considered as part of the compensation strategy when the Compensation Committee annually determines the compensation for the named executive officers. Additional information about post-termination compensation is set forth

Aon Corporation

in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

  Severance Agreements regarding Change-in-Control

        Beginning in 2005, we entered into change-in-control severance agreements with certain of our key executive officers, including each of our named executive officers. The agreements are intended to secure the continued service, and to ensure the dedication and objectivity of these executives in the event of an actual or threatened change-in-control of Aon. The agreements provide that covered executives receive certain severance benefits upon qualifying terminations of employment in connection with or within two years following a change-in-control of Aon. Thus, the agreements require a "double trigger"—a qualifying change-in-control of Aon and a qualifying termination of the executive's employment—in order for severance benefits to become payable.

        As adopted in 2005, the agreements also provided for excise tax gross-up protection in the event the executive becomes subject to tax under Section 280G of the Internal Revenue Code in connection with such double trigger. However, to better align with market practice, Aon has subsequently entered into with Mr. Case (in 2009) and Messrs. McGill and Fradin (in 2010) a form of change-in-control agreement that provides no excise tax gross-up protection in the event of a change-in-control of Aon. We intend to replace the 2005 form of agreement with the new version that is void of excise tax gross-up protection for our senior executives, including our named executive officers, who have change-in-control protection upon the executive's contract renewal or material contract amendment. While the new form of agreement generally is consistent with prevailing norms, the Compensation Committee believes the elimination of the excise tax gross-up protection can, and should, be made without jeopardizing the retentive value of the agreement. All newly-hired executives who are eligible for change-in-control protection will be required to enter in the new form of agreement.

        Mr. Fradin's change-in-control agreement provides for excise tax gross-up protection in connection with any parachute payment triggered by the Hewitt acquisition. This was a continuation, without modification, of the protection provided to Mr. Fradin under the change-in-control agreement he entered into with Hewitt.

        Additional information regarding the change-in-control agreement for our named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

  Employment Agreement with Mr. Fradin

        Mr. Fradin joined us in connection with the Hewitt acquisition on October 1, 2010. Aon entered into an employment agreement with Mr. Fradin on September 30, 2010, which is described in this proxy statement in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" that follows the Grants of Plan-Based Awards in Fiscal Year 2010 table. In approving the agreement, the Compensation Committee considered Mr. Fradin's historical compensation with Hewitt, market practice, and the compensation and benefits customarily available to our executive officers. To provide significant incentive for Mr. Fradin's retention, and to ensure the performance-based nature of such incentive, the agreement committed Aon to provide Mr. Fradin with an additional award valued at $2 million under LPP 6 and an award valued at $2 million under the AHPP. In addition, the agreement provided for an award of time-vested restricted stock units to Mr. Fradin in connection with his retention by Aon following the Hewitt acquisition. Those restricted stock units were intended to incentivize Mr. Fradin to remain with Aon post-acquisition instead of terminating his

Aon Corporation

employment relationship to collect change-in-control benefits to which he was otherwise entitled in connection with the acquisition.

  Amendment of Mr. McGill's Employment Arrangement

        In the fourth quarter of 2010, we entered into an employment agreement with Mr. McGill, which modified and superseded the employment arrangement between Mr. McGill and our U.K. subsidiary, Aon Limited. Pursuant to the new agreement, Mr. McGill agreed to permanently relocate his residence to the U.S. and become directly employed by us. Mr. McGill's overseas assignment was scheduled to continue through January 1, 2013. However, due to his successful performance of the role of Chairman and Chief Executive Officer of Aon Risk Solutions and our desire to move him to our standard U.S. compensation and benefits programs we asked him to consider the permanent position and he agreed. The agreement is described in this proxy statement in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" that follows the Grants of Plan-Based Awards in Fiscal Year 2010 table.

        The entry into the new agreement completed the steps we took with Mr. McGill during 2009 to level-set his compensation arrangement to that of our U.S.-based executive officers. During 2009, we amended Mr. McGill's employment arrangement as follows: (i) we fixed his base salary in U.S. dollars to alleviate the administrative burdens related to significant shifts in the foreign exchange rate between the U.S. and the U.K.; (ii) effective January 1, 2010, Mr. McGill was no longer eligible for a tax gross-up on his annual expatriate allowance and he was no longer eligible to participate in Aon's tax equalization policy for expatriates; and (iii) effective January 1, 2010, deferred pension amounts were no longer accrued for Mr. McGill.

  Transition Agreement with Mr. Appel

        In the fourth quarter of 2010, we entered into a transition agreement with Mr. Appel. The agreement is described in this proxy statement in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" that follows the Grants of Plan-Based Awards in Fiscal Year 2010 table. As a result of his termination, and pursuant to the transition agreement, Mr. Appel waived the right to receive change-in-control coverage under our standard change-in-control agreement. In approving the transition agreement with Mr. Appel, the Compensation Committee considered Aon's compensation and benefit obligations under Mr. Appel's employment agreement, Mr. Appel's overall contributions to Aon during his five years of service and conduct, and his commitment to transition his duties to other Aon executives over a brief period of time while remaining available thereafter for consultation on an as-needed basis.

  Severance Benefits Pursuant to Employment Agreements

        We have entered into agreements with certain executive officers that provide for post-employment severance benefits and transitional compensation if the officer's employment terminates for a qualifying event or circumstance unrelated to a change-in-control of Aon, such as being terminated without "cause" as such term is defined in the operative agreement. Additional information regarding such post-employment severance or transitional compensation for Mr. Case and the other named executive officers is set forth in the section captioned "Potential Payments on Termination or Change-in-Control" contained in this proxy statement.

Aon Corporation

  Practices Regarding the Grant of Equity Awards

        We typically grant equity awards at regularly scheduled meetings of the Compensation Committee. Equity awards granted to Mr. Case are typically granted at regularly scheduled meetings of our Board of Directors by the independent members of the Board. During 2010, all equity awards granted to our named executive officers were awarded by the Compensation Committee (or, with regard to Mr. Case, the independent members of the Board) at regularly scheduled meetings or special meetings and valued at such dates. We do not have a policy or practice with respect to coordinating grant dates for equity awards with the release of material non-public information.

  Recovery of Prior Performance-Based Equity Awards or Cash Bonuses

        We intend to adopt a recoupment policy providing for the adjustment or recovery of equity awards or cash payments if relevant Aon performance measures upon which such awards or payments were based are restated or otherwise adjusted in a manner that would have resulted in a reduced award or payment. Our policy will comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act. We aim to adopt such policy as soon as practicable after the applicable implementing rules and regulations thereunder are issued. In the interim, the Compensation Committee will evaluate whether recovery or adjustment is appropriate based upon the facts and circumstances surrounding any restatement or adjustment.

  Stock Ownership Guidelines

        In 2006, we adopted stock ownership guidelines, which have been revised from time to time including in September 2010, applicable to Aon's Chief Executive Officer, Chief Financial Officer and members of Aon's executive management committee. The guidelines are designed to increase executives' equity stakes in Aon and to align executives' interests more closely with those of our stockholders. The guidelines provide that the Chief Executive Officer should attain an investment position in Common Stock equal to six times annual base salary and each other executive officer, including the remainder of our named executive officers, should attain an investment position in Common Stock equal to three times annual base salary. These investment levels were immediately effective in 2010 for our CEO and will become effective January 1, 2012 for our other executive officers. The guidelines also set out equity retention rules generally requiring that net profit shares received upon the exercise of options to purchase Common Stock, the vesting of restricted stock units and the vesting of performance share units be retained until the required investment position is achieved. Shares of Common Stock counted toward these guidelines include: any shares owned outright; shares owned through an Aon-sponsored savings or retirement plan; shares purchased through an Aon-sponsored employee stock purchase plan; shares obtained through the exercise of stock options; shares issued upon the vesting of restricted stock units or performance share units; "phantom stock" held in the DCP; and "phantom stock" held in the Aon Supplemental Savings Plan.

  Role of the Compensation Consultant

        The Compensation Committee has retained Frederic W. Cook & Co., Inc. as its independent executive compensation consultant. The role of the compensation consultant is described in this proxy statement under "Board of Directors and Committees—Organization and Compensation Committee—Relationship with Executive Compensation Consultant."

Aon Corporation

  Impact of Tax Treatment

        Section 162(m) of the Internal Revenue Code provides that a public corporation may take a deduction for compensation in excess of $1 million for its chief executive officer and certain of its other highest paid executive officers only if specific and detailed criteria are satisfied. Other sections of the Internal Revenue Code could result in adverse tax consequences to Aon and/or the executive related to certain change-in-control payments or the receipt of deferred compensation. Among other factors, we consider the company deductibility of compensation paid to the named executive officers.

        We recognize that the deductibility of some types of compensation payments can depend upon the timing of an executive's vesting or exercise of previously granted rights. The deductibility of compensation is also affected by interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control. Also, in some circumstances, factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the best interests of Aon and its stockholders.

        For these and other reasons, we have determined that we will make a reasonable effort to administer Aon's compensation program in a tax-effective manner; however, we have from time to time approved elements of compensation for certain executive officers that are not fully deductible or result in adverse tax consequences to the executive and we reserve the right to do so in the future, when appropriate. For instance, we cannot deduct the portion of base salary in excess of $1 million that we paid to certain executive officers.

Historical Compensation of Executive Officers

        The executive compensation disclosure contained in this section reflects compensation information for the years ended December 31, 2010, December 31, 2009 and December 31, 2008. The following Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 contains compensation information for: (1) Mr. Case, who served as our Chief Executive Officer during 2010; (2) Ms. Davies, who served as our Chief Financial Officer during 2010; (3) Messrs. Fradin, McGill, and O'Connor, who were our three other most highly compensated executive officers serving as of December 31, 2010; and (4) Mr. Dail, who served as co-Chief Executive Officer of Aon Consulting Worldwide, Inc. through the closing of Aon's acquisition of Hewitt on October 1, 2010, and Mr. Appel, who served as Aon's Chief Operating Officer through November 5, 2010, who would have been among our most highly compensated executive officers except that neither Mr. Dail nor Mr. Appel was serving as an executive officer as of December 31, 2010. We refer to these seven individuals in this proxy statement as our "named executive officers." No compensation information is provided for Mr. Fradin or Mr. O'Connor for 2008 or 2009 as they each became a named executive officer in 2010, and no compensation information is provided for Mr. Dail for 2008 as he became a named executive officer in 2009. In addition, the compensation information for Mr. Fradin reflects only compensation earned by Mr. Fradin during 2010 following the closing of the Hewitt acquisition on October 1, 2010.

Aon Corporation

 Summary Compensation Table for Fiscal Years 2010, 2009 and 2008

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gregory C. Case	2010	1,500,000	0	17,280,702	0	1,950,000	0	52,599	20,783,301
(President and Chief	2009	1,500,000	0	5,737,928	1,139,885	1,950,000	0	81,358	10,409,171
Executive Officer)(8)	2008	1,500,000	0	6,387,139	1,082,517	1,417,600	0	47,455	10,434,711
Christa Davies	2010	791,667	0	2,655,669	0	1,040,000	0	27,921	4,515,257
(Executive Vice	2009	750,000	0	1,730,419	366,394	942,500	0	22,350	3,811,663
President and	2008	750,000	1,000,000	1,543,634	329,283	0	0	158,618	3,781,535
Chief Financial Officer)(9)
Russell P. Fradin	2010	267,308	0	10,895,096	0	1,632,790	0	177,439	12,972,633
(Chairman and Chief Executive Officer—Aon Hewitt)(10)
Stephen P. McGill	2010	1,100,000	2,500,000	3,441,763	0	1,267,500	0	419,738	8,729,001
(Chairman and Chief	2009	994,928	0	2,520,866	488,522	1,072,500	0	488,901	5,565,717
Executive Officer—	2008	1,017,034	0	3,072,724	493,931	840,729	0	1,216,810	6,641,228
Aon Risk Solutions)(11)
Michael J. O'Connor	2010	783,333	0	1,782,142	0	650,000	0	31,593	3,247,068
(Chief Operating Officer—Aon Risk Solutions)(12)
Baljit Dail	2010	800,000	0	1,782,142	0	650,000	0	32,339	3,264,481
(Chief Executive Officer—	2009	800,000	0	2,390,631	162,848	650,000	0	33,272	4,036,751
Aon Hewitt Global Consulting)(13)
Andrew M. Appel	2010	950,000	0	2,408,243	0	0	0	4,321,976	7,680,219
(Former Chief Operating	2009	950,000	0	4,515,842	244,266	926,250	0	41,656	6,678,014
Officer)(14)	2008	909,872	0	2,840,438	493,931	880,000	0	35,073	5,159,314

(1)
For purposes of this table, the amount set forth with respect to Mr. Fradin in column (c) for 2010 represents the salary paid to Mr. Fradin by Aon in 2010 following the closing of the Hewitt acquisition. For purposes of this table, the amounts set forth with respect to Mr. McGill in column (c) for all of 2008, and for a portion of 2009, have been converted from British pounds sterling to U.S. dollars based on the conversion rate in effect at the time of each of Mr. McGill's monthly salary payments. During 2009, Mr. McGill was paid in British pounds sterling through July 31, 2009 and in U.S. dollars for the remainder of 2009.

(2)
Except for Mr. McGill in 2010 and Ms. Davies in 2008, none of the named executive officers received any payments for 2010, 2009 or 2008 that would be characterized as "bonus" payments under the rules of the SEC. As the amount of the one-time transfer payment made to Mr. McGill in 2010 was guaranteed pursuant to his employment agreement, and the 2008 bonus paid to Ms. Davies was guaranteed pursuant to her employment agreement, each of these payments is reported in column (d) as a "bonus" payment. See the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following the Grants of Plan-Based Awards in Fiscal Year 2010 table for more information on these agreements. Annual cash bonuses earned by the named executive officers in 2010, 2009 and 2008 as short-term incentive compensation are shown in column (g) "Non-Equity Incentive Plan Compensation."

(3)
The amounts shown in column (e) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for grants made in 2010, 2009 and 2008, respectively, of restricted stock unit awards and performance share unit awards granted to the named executive officers pursuant to the Stock Plan, and its sub-plans, specifically, the ISP, the LPP, the ABPP, and the AHPP, disregarding adjustments for forfeiture

Aon Corporation

  assumptions, and do not reflect amounts actually paid to, or realized by, the named executive officers in 2010, 2009 or 2008 or prior years. The ABPP was adopted during 2009 and, therefore, no grants under it are reflected in the table for 2008. The AHPP was adopted in March 2011, and Mr. Fradin's award thereunder was deemed granted in 2010. Of the named executive officers, only Messrs. Dail and Appel participate in the ABPP. Of the named executive officers, each of Mr. Fradin and Mr. Dail are eligible to participate in the AHPP; however, only Mr. Fradin received an award from Aon under the AHPP in 2010. Reflected in column (e) for each of 2010, 2009 and 2008 is the grant date fair value of the LPP grants and, if applicable, ABPP and AHPP grants, made on October 1, 2010 for the AHPP (for Mr. Fradin only), March 9, 2010 for the LPP, March 19, 2009 for the LPP (for each of the named executive officers other than Mr. Case), March 20, 2009 for the LPP (for Mr. Case only), April 22, 2009 for the ABPP (for Messrs. Appel and Dail only), and March 13, 2008 for the LPP, respectively, calculated in accordance with FASB ASC Topic 718 based on the probable outcome of the performance conditions at the time of grant with respect to performance share unit awards granted pursuant to the LPP, ABPP and AHPP, which is the dollar value attributed to the original share amount of the award multiplied by 100% for 2010, 100% for 2009 and 100% for 2008 for the LPP, 150% for 2009 for the ABPP, and 100% for the AHPP.

  Set forth below are the grant date fair values of the performance share unit awards granted under the LPP, ABPP and AHPP, as applicable, calculated assuming: (i) the probable outcome of the performance conditions for each program as discussed in the prior paragraph, which amount is included in column (e) of this Summary Compensation Table; and (ii) achievement of the maximum levels of performance (which is the dollar value attributed to the original award multiplied by 200% for each of 2010, 2009 and 2008 for the LPP, 200% for 2009 for the ABPP, and 200% for 2010 for the AHPP).

Name	Year	Grant Date Fair Value of Performance Share Unit Awards Assuming Probable Outcomes under LPP, ABPP and AHPP ($)	Grant Date Fair Value of Performance Share Unit Awards Assuming Achievement of Maximum Performance Levels under LPP, ABPP and AHPP ($)

Gregory C. Case	2010	16,230,714	32,461,428
	2009	5,383,514	10,767,028
	2008	5,074,600	10,149,200
Christa Davies	2010	2,148,172	4,296,344
	2009	1,730,419	3,460,838
	2008	1,543,634	3,087,268
Russell P. Fradin	2010	4,000,000	8,000,000
Stephen P. McGill	2010	2,864,255	5,728,510
	2009	2,307,250	4,614,500
	2008	2,315,431	4,630,862
Michael J. O'Connor	2010	1,432,128	2,864,256
Baljit Dail	2010	1,432,128	2,864,256
	2009	2,210,611	3,460,203
Andrew M. Appel	2010	1,909,477	3,818,954
	2009	3,315,888	5,190,267
	2008	2,315,431	4,630,862

  The grant date fair value of the restricted stock units set forth in column (e) also reflects restricted stock units granted under the ISP in 2010, 2009 and 2008 as part of the annual incentive paid for service in 2009, 2008 and 2007, respectively, and: (i) for Mr. Fradin only, additional restricted stock unit awards granted to him in 2010 in connection with his commencement of employment with Aon upon the closing of the Hewitt acquisition; and (ii) for Mr. Appel only, additional restricted stock unit awards granted to him in 2009 in connection with an amendment to his employment agreement.

  Assumptions used in the calculation of these amounts for each of 2010, 2009 and 2008 are set forth in Note 14 to Aon's audited financial statements for the year ended December 31, 2010 included in Aon's

Aon Corporation

  Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 25, 2011, which we refer to in this proxy statement as Aon's Annual Report on Form 10-K.

  Mr. Appel's transition agreement outlines the treatment of the equity awards made to him in 2010 and earlier years. For further information about Mr. Appel's transition agreement, see the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following the Grants of Plan-Based Awards in Fiscal Year 2010 table. As required by SEC rules, the amount shown in column (e) for 2010 for Mr. Appel includes the grant date fair value of all equity awards granted to Mr. Appel in 2010, including a performance share unit award granted to Mr. Appel in 2010 of which a portion will be forfeited.

  The amounts shown in column (e) reflect the aggregate grant date fair value for these awards computed in accordance with FASB ASC Topic 718, and do not correspond to the actual value that will be recognized by the named executive officers. For further information on the stock awards granted in 2010, see the Grants of Plan-Based Awards in Fiscal Year 2010 table below.

(4)
The amounts shown in column (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for grants made in 2009 and 2008, respectively, of stock options pursuant to the Stock Plan and its sub-plan, the LPP, disregarding adjustments for forfeiture assumptions, and do not reflect amounts paid to, or realized by, the named executive officers in 2009 or 2008. No stock options were awarded to any of the named executive officers in 2010.

Assumptions used in the calculation of these amounts for each of 2009 and 2008 are set forth in Note 14 to Aon's audited financial statements for the year ended December 31, 2010 included in Aon's Annual Report on Form 10-K.

The amounts shown in column (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, and do not correspond to the actual value that will be recognized by the named executive officers. Mr. Appel's transition agreement outlines the treatment of the equity awards made to him in 2010 and earlier years. For further information about Mr. Appel's transition agreement, see the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following the Grants of Plan-Based Awards in Fiscal Year 2010 table.

(5)
With respect to the amounts set forth in column (g) for 2010: In the first quarter of 2011, the Compensation Committee granted the following awards under the Shareholder-Approved Plan based on the achievement of certain performance measures by the named executive officers during 2010: Mr. Case, $3,000,000; Ms. Davies, $1,600,000; Mr. Fradin, $1,632,790; Mr. McGill, $1,950,000; Mr. O'Connor, $1,000,000; and Mr. Dail, $1,000,000. In accordance with the terms of the ISP applicable to awards paid for 2010 service, all of the named executive officers receiving these awards other than Mr. Fradin were paid: (a) 65% of the awards in cash, and (b) 35% of the awards in the form of restricted stock units under the ISP. Mr. Fradin's award was paid entirely in cash. Pursuant to the terms of his transition agreement, Mr. Appel did not receive an award for 2010 service under the Shareholder-Approved Plan.

The amounts shown in column (g) for each of 2010, 2009 and 2008 reflect the cash portion of the awards paid to the named executive officers. The following amounts of restricted stock units represent the restricted stock unit portion of these awards granted with respect to 2010 performance: Mr. Case, 19,838; Ms. Davies, 10,786; Mr. McGill, 13,145; Mr. O'Connor, 6,741; and Mr. Dail, 6,741. To the extent these individuals are again designated as our named executive officers in future years, all of these restricted stock units will be shown in our Grants of Plan-Based Awards Table and our Outstanding Equity Awards at Fiscal Year-End Table and the applicable grant date fair value for these restricted stock units will be included in the amount in column (e) for 2011 compensation in future executive compensation disclosures that present information for the fiscal year ending December 31, 2011. For further information on the terms of the ISP, see the section captioned "Compensation Components and Analysis of 2010 Pay Decisions" in the Compensation Discussion and Analysis. For awards paid for service in 2009, the named executive officers that received such awards were paid 65% of the awards in cash and 35% in the form of restricted stock units under the ISP. For awards paid for service in 2008, the named executive officers that received such awards were paid 80% of the awards in cash and 20% in the form of restricted stock units under the ISP.

(6)
None of the named executive officers participates in a defined benefit plan. As a result, no amount is reported in column (h) for any named executive officer for changes in pension plan values. In addition, no

Aon Corporation

  amount is reported in column (h) for named executive officers for above market earnings on compensation that is deferred outside of tax qualified plans.

(7)
The amounts shown in column (i) for 2010 consist of the following components:

Name	Aon Contributions ($)(a)	Other Compensation ($)(b)	Dividend Equivalents ($)(c)	Perquisites ($)(d)	Total ($)

Gregory C. Case	24,900	—	25,229	2,470	52,599
Christa Davies	22,350	—	5,571	—	27,921
Russell P. Fradin	158,345	—	19,094	—	177,439
Stephen P. McGill	73,188	280,681	14,337	51,532	419,738
Michael J. O'Connor	22,350	—	3,843	5,400	31,593
Baljit Dail	24,900	—	7,439	—	32,339
Andrew M. Appel	24,900	4,263,000	11,946	22,130	4,321,976

  (a)
  The amounts shown in the "Aon Contributions" column represent: (i) for each of the named executive officers other than Messrs. Fradin and McGill, a contribution by Aon of $14,700 to the Aon Savings Plan, a defined contribution plan; (ii) for each of the named executive officers other than Messrs. Fradin and McGill, a contribution to the Aon Supplemental Savings Plan, a non-qualified defined contribution plan in the following amounts: Mr. Case, $10,200; Ms. Davies, $7,650; Mr. O'Connor, $7,650; Mr. Dail, $10,200; and Mr. Appel, $10,200; (iii) for Mr. Fradin, a contribution by Aon of $13,015 to the Hewitt Associates Retirement and Savings Plan, and a defined contribution restoration allocation by Aon to the Hewitt Associates Voluntary Deferral Plan of $145,330, and (iv) for Mr. McGill, an unfunded contribution by Aon to Mr. McGill in connection with his pension entitlement as further described under "McGill Agreement" following the Nonqualified Deferred Compensation in 2010 table, converted from £45,000 (USD$73,188) based on the currency exchange rate in effect on January 15, 2010, the date on which the contribution was made. See the section captioned "Personal Benefits and Executive Benefits" in the Compensation Discussion and Analysis for additional information regarding these contributions and plans.

  (b)
  The amount shown in the "Other Compensation" column for Mr. McGill represents the portion of a $300,000 annual expatriate allowance paid to Mr. McGill in 2010 for payment of his costs associated with his expatriate assignment, including obtaining housing in Chicago, Illinois. In December 2010, in connection with Aon entering into a new employment arrangement with Mr. McGill, the expatriate allowance payable to Mr. McGill was eliminated. The expatriate allowance was previously paid to Mr. McGill pursuant to Aon's policy of providing coverage for duplicate costs incurred when employees are on a foreign assignment and retain a residence in their home countries. Mr. McGill's expatriate allowance was intended to cover actual costs incurred by Mr. McGill, who was a United Kingdom employee, of mortgage payments, property tax, insurance, maintenance and utility expenses on his Illinois residence. In addition, in prior years, Aon made tax payments to Mr. McGill related to his expatriate assignment to reduce double taxation. During 2010, Mr. McGill made payments to Aon of $196,444 in satisfaction of certain of these prior year tax amounts previously paid by Aon. This amount is not reflected in the table above as it was a payment from Mr. McGill to Aon. For further information on these payments to Mr. McGill see the sections captioned "Amendment of Mr. McGill's Employment Arrangement" in the Compensation Discussion and Analysis and "McGill Agreement" following the Nonqualified Deferred Compensation in Fiscal 2010 Table.

  The amount shown in the "Other Compensation" column for Mr. Appel represents a lump sum payment to be made to Mr. Appel on May 5, 2011 pursuant to the terms of his transition agreement.

  (c)
  The amounts shown in the "Dividend Equivalents" column represent cash dividend equivalents paid on certain unvested restricted stock units granted under the ISP and, for Mr. Fradin, on a fully vested restricted stock unit award made in connection with the commencement of his employment.

  (d)
  The amounts shown in the "Perquisites" column represent:

  (i)
  for Mr. Case, the $2,150 value of his participation in our executive health screening program, which provides our executives the opportunity to obtain a comprehensive annual physical exam along with

Aon Corporation

      associated health benefits; and the $320 aggregate incremental cost incurred in connection with his spouse accompanying him on a business flight;

    (ii)
    for Mr. McGill, a $46,172 automobile allowance; and the $5,360 value of his participation in our executive health screening program;

    (iii)
    for Mr. O'Connor, the $5,400 value of his participation in our executive health screening program; and

    (iv)
    for Mr. Appel, the $4,630 value of his participation in our executive health screening program, and $17,500 paid for personal legal fees in connection with the negotiation of his transition agreement.

    Aon has agreements in place with NetJets pursuant to which Aon pays hourly fees for its use of certain aircraft for business use. Spouses, families and invited guests occasionally accompany named executive officers on business-related flights. The cost to Aon of these additional guests is insubstantial.

(8)
Mr. Case also served as a Director of Aon in 2010, 2009 and 2008, but received no additional compensation for such service.

(9)
Ms. Davies joined Aon on November 12, 2007 as Executive Vice President, Global Finance and became Chief Financial Officer of Aon as of March 14, 2008.

(10)
Mr. Fradin joined Aon on October 1, 2010 as Chairman and Chief Executive Officer of Aon Hewitt upon the closing of the Hewitt acquisition.

(11)
Mr. McGill served as Chief Executive Officer of Aon Risk Services Americas during 2007 and through January 2008, and was named Chairman and Chief Executive Officer of Aon Risk Solutions in February 2008.

(12)
Mr. O'Connor joined Aon in February 2008 as Chief Operating Officer of Aon Risk Solutions.

(13)
Mr. Dail joined Aon in 2006 and has served Aon in several roles, including Co-Chief Executive Officer of Aon Consulting Worldwide, Inc. and Chief Operating Officer of Aon Benfield. Mr. Dail was an executive officer of Aon from April 2008 through November 2010. Mr. Dail currently serves as Chief Executive Officer—Global Consulting for Aon Hewitt.

(14)
Mr. Appel served as Chief Executive Officer of Aon Consulting Worldwide, Inc. during 2007 and through January 2008, was named Chief Executive Officer of Aon Re Global (which is now known as Aon Benfield) and Chairman of Aon Consulting Worldwide, Inc. in March 2008 and served in those capacities through April 2010, and was named Chief Operating Officer of Aon in April 2010. Pursuant to the terms of his transition agreement with Aon, Mr. Appel resigned as Aon's Chief Operating Officer on November 5, 2010 but continued as an employee of Aon through December 31, 2010. See the Grants of Plan-Based Awards in Fiscal Year 2010 and the Outstanding Equity Awards at 2010 Fiscal Year-End tables below and the description of Mr. Appel's transition agreement set forth in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following the Grants of Plan-Based Awards in Fiscal Year 2010 table for further information regarding the terms of Mr. Appel's transition, including the treatment of his equity awards.

Aon Corporation

Grants of Plan-Based Awards in Fiscal Year 2010

        The following table provides information on non-equity incentive plan awards, stock options, restricted stock unit awards and performance share unit awards granted in 2010 to each of the named executive officers.

Name	Grant Date		Date on which Compensation Committee took action to Grant Awards	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)

(a)	(b)			(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)	(k)	(l)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gregory C. Case	—		—	0	3,000,000	5,000,000	—	—	—	—		—	—	—
	2/26/2010		—	—	—	—	—	—	—	25,647	(4)	—	—	1,049,988
	3/09/2010		—	—	—	—	0	411,523	823,046	—		—	—	16,230,714
Christa Davies	—		—	0	1,200,000	3,600,000	—	—	—	—		—	—	—
	2/25/2010		—	—	—	—	—	—	—	12,381	(4)	—	—	507,497
	3/09/2010		—	—	—	—	0	54,466	108,932	—		—	—	2,148,172
Russell P. Fradin	—		—	0	1,250,000	2,500,000	—	—	—	—		—	—	—
	10/01/2010		09/09/2010	—	—	—	—	—	—	127,291	(5)	—	—	4,999,990
	10/01/2010		08/12/2010	—	—	—	—	—	—	50,917	(5)	—	—	1,895,105
	10/01/2010		08/12/2010	—	—	—	0	(6)	(6)	—		—	—	2,000,000
	10/01/2010		08/12/2010	—	—	—	0	(7)	(7)	—		—	—	2,000,000
Stephen P. McGill	—		—	0	1,925,000	5,000,000	—	—	—	—		—	—	—
	2/25/2010		—	—	—	—	—	—	—	14,089	(4)	—	—	577,508
	3/09/2010		—	—	—	—	0	72,622	145,244	—		—	—	2,864,255
Michael J. O'Connor					800,000	2,400,000	—
	—		—	0				—	—	—		—	—	—
	2/25/2010		—	—	—	—	—	—	—	8,539	(4)	—	—	350,014
	3/09/2010		—	—	—	—	0	36,311	72,622	—		—	—	1,432,128
Baljit Dail	—		—	0	800,000	2,400,000	—	—	—	—		—	—	—
	2/25/2010		—	—	—	—	—	—	—	8,539	(4)	—	—	350,014
	3/09/2010		—	—	—	—	0	36,311	72,622	—		—	—	1,432,128
Andrew M. Appel	—		—	0	1,425,000	4,275,000	—	—	—	—		—	—	—
	2/25/2010	(8)	—	—	—	—	—	—	—	12,168	(4)	—	—	498,766
	3/09/2010	(8)	—	—	—	—	0	48,414	96,828	—		—	—	1,909,477

(1)
The amounts shown in column (c), (d) and (e) reflect the incentive plan awards for 2010 service made to each named executive officer under the Shareholder-Approved Plan. The amounts shown in column (d) represent the target payment level of 200% for Mr. Case, 175% for Mr. McGill, 150% for each of Ms. Davies and Mr. Appel) and 100% (for each of Messrs. O'Connor and Dail) of their base salary and the amounts shown in column (e) reflect the maximum payment level of the lesser of three times the target incentive amount or $5,000,000 as provided by the terms of the Shareholder-Approved Plan. The amounts shown in column (d) for Mr. Fradin represent a target payment level of 125% and a maximum payment level of two times the target incentive amount as established under the Hewitt Associates, Inc. 2010 Annual Bonus Plan.

The Shareholder-Approved Plan does not contain a threshold payment level for each named executive officer. If pre-established performance measures are not met, no payments are made.

The amounts in columns (d) and (e) represent 100% of the target and maximum payment levels of the award; however, pursuant to the terms of the ISP for 2010 service, the awards granted to the named executive officers, with the exception of Mr. Fradin, were paid 65% in cash and 35% in restricted stock units. The actual cash portions paid to the named executive officers are set forth in column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table. The actual restricted stock unit portions of the awards granted to the named executive officers are set forth in the footnotes to column (g) "Non-Equity Incentive Plan Compensation" of the Summary Compensation Table.

Aon Corporation

  Although target and maximum payment levels are shown for Mr. Appel in columns (d) and (e) as required by SEC rules, pursuant to the terms of his transition agreement and pursuant to the Compensation Committee's discretion, Mr. Appel did not receive a payout of this incentive plan award.

  For more information regarding the terms of the Shareholder-Approved Plan, see the section captioned "Compensation Components and Analysis of 2010 Pay Decisions" in the Compensation Discussion and Analysis.

(2)
The amounts shown in columns (f), (g) and (h) represent the threshold, target and maximum payouts of performance share units granted to certain of the named executive officers pursuant to Aon's LPP and the AHPP that will be earned and settled in shares of Common Stock if certain performance criteria are achieved. As the potential payments are dependent on the achievement of certain performance criteria, they are completely at risk. For more information regarding the terms of these performance share units, the LPP and the AHPP, see the section captioned "Compensation Components and Analysis of 2010 Pay Decisions" in the Compensation Discussion and Analysis.

(3)
The amounts shown in column (l) are the grant date fair values of the various awards. The grant date fair value generally reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, and, with respect to the performance share unit awards granted under the LPP and the AHPP, is based on the probable outcome of the performance-based conditions at the time of grant. These amounts do not correspond to the actual value that may be recognized by the named executive officers.

(4)
This amount represents the restricted stock unit portion of the named executive officer's incentive bonus earned in 2009 and paid in 2010 under the ISP pursuant to the terms of the Shareholder-Approved Plan for 2009 service. Annual bonus eligibility for 2009 service for any executive officer was capped at $5 million under the Shareholder-Approved Plan. Within the framework of the Shareholder-Approved Plan, we set bonus eligibility for 2009 incentive bonuses for our named executive officers as follows: the target amount of each executive's bonus was 200% for Mr. Case, 150% for each of Ms. Davies and Messrs. McGill and Appel, and 100% for each of Messrs. O'Connor and Dail of the respective executive's base salary; the bonus range was capped at 600% for Mr. Case, 450% for each of Ms. Davies and Messrs. McGill and Appel, and 300% for each of Messrs. O'Connor and Dail of the respective executive's base salary; and the determination of the actual bonus amount payable was determined based, among other things, on Aon's performance overall, the performance of the executive's business unit and individual performance.

All annual incentive compensation for 2009 service for the named executive officers was tied to the achievement of a minimum threshold level of 85% of budgeted pre-tax income from continuing operations excluding restructuring charges and Benfield amortization expense, as adjusted for extraordinary, unusual or infrequently occurring items. All such adjustments were individually approved by the Compensation Committee and met the adjustment criteria established by that Committee within the first 90 days of 2009.

In accordance with the terms of Aon's ISP for 2009 service under which the 2009 bonuses were payable, all annual bonuses were payable 65% in cash and 35% in restricted stock units. These restricted stock units will vest in installments of 33 1/3% on the first through third anniversaries of the date of grant. Dividend equivalents are paid quarterly in cash on unvested restricted stock units granted pursuant to the ISP, but not on performance-based equity grants to the named executive officers pursuant to the Stock Plan. Voting rights do not attach to any unvested restricted stock units, vested but unsettled restricted stock units or performance share units. The cash portion of these awards is included as 2009 compensation in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table for those individuals who were named executive officers in 2010. See the section captioned "Performance-Based Annual Bonus" in the Compensation Discussion and Analysis for information on the terms of these plans applicable to 2010 performance.

(5)
The restricted stock units shown in column (i) were granted to Mr. Fradin on October 1, 2010 pursuant to the terms of his employment agreement. For further information regarding these grants, see the description of Mr. Fradin's employment agreement set forth in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following this table. The grant of 127,291 restricted stock units is fully vested and will be distributed to Mr. Fradin upon his departure from Aon. The grant of 50,917 restricted stock units will vest in installments of 25% on the second through fifth anniversaries of the date of grant.

Aon Corporation

(6)
On October 1, 2010, upon commencement of his employment with Aon following the closing of the Hewitt acquisition, Mr. Fradin received a grant of performance share units having a target value of $2,000,000 under LPP6. This grant was approved by the Compensation Committee on August 12, 2010. LPP6 was approved, and the number of performance share units of 38,603 issued to Mr. Fradin in connection with this award was determined, by the Compensation Committee on March 17, 2011.

(7)
On October 1, 2010, upon commencement of his employment with Aon following the closing of the Hewitt acquisition, Mr. Fradin received a grant of performance share units having a target value of $2,000,000 under the AHPP. This grant was approved by the Compensation Committee on September 9, 2010. The AHPP was approved, and the number of performance share units of 38,603 issued to Mr. Fradin in connection with this award was determined, by the Compensation Committee on March 17, 2011.

(8)
Pursuant to the terms of Mr. Appel's transition agreement, the performance share unit award granted to him on March 9, 2010 will vest pro rata based on the cumulative growth achieved during the period of Mr. Appel's employment during the performance period as a proportion of the total achieved during the performance period and the restricted stock unit award granted to him on February 25, 2010 will continue to vest following his transition in accordance with the terms of his transition agreement. See the description of Mr. Appel's transition agreement set forth in the narrative section captioned "Employment Agreements and Other Compensation Arrangements" following this table and under the heading captioned "Transition of Andrew M. Appel" in the section entitled "Potential Payments on Termination or Change-in-Control" for further information regarding the terms of Mr. Appel's transition, including the treatment of his equity awards.

        See the section captioned "How We Determine Total Compensation" in the Compensation Discussion and Analysis for information on the decision-making process with respect to the components of the total compensation of our named executive officers. In addition, the "Employment Agreements and Other Compensation Arrangements" section below provides additional information with respect to the named executive officers' compensation.

Employment Agreements and Other Compensation Arrangements

        Each of Mr. Case, Ms. Davies, and Messrs. Fradin, McGill, O'Connor and Dail has entered into an Employment Agreement with Aon. In addition, Mr. Appel is a party to a transition agreement with Aon. Each of the employment agreements and Mr. Appel's transition agreement addresses the payments and benefits these individuals will receive under various termination scenarios. These payments and benefits are described in the section entitled "Potential Payments on Termination or Change-in-Control" set forth in this proxy statement. Non-competition and non-solicitation covenants apply to each of the named executive officers for a period of two years, in each case following the termination of employment of such executive without regard to the reason for such termination.

        In addition to the employment agreements, each of Mr. Case, Ms. Davies, and Messrs. Fradin, McGill, O'Connor and Dail has entered into a severance agreement with Aon. Please see the section entitled "Potential Payments on Termination or Change-in-Control" of this proxy statement for a description of these agreements.

  Mr. Case's Employment Agreement

        Aon has entered into an Amended and Restated Employment Agreement with Gregory C. Case, our President and Chief Executive Officer, dated November 13, 2009, which commenced November 13, 2009 and will expire April 3, 2015 unless terminated earlier. The agreement provides that Mr. Case will be employed as Aon's President and Chief Executive Officer. The agreement also provides that Mr. Case will be nominated for reelection as a member of Aon's Board of Directors at each annual meeting of stockholders during the period of his employment.

Aon Corporation

        The agreement provides for an initial base salary of $1,500,000, subject to adjustment at the discretion of the Board of Directors, a target annual incentive bonus of not less than 200% of his base salary and an annual incentive bonus of up to 300% of the target annual incentive bonus, subject to the current cap of $5,000,000 established under the Shareholder-Approved Plan. The Board of Directors retains the discretion to determine Mr. Case's actual bonus payment.

        Pursuant to the agreement, subject to approval by the Board of Directors, Mr. Case received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2010 and ending December 31, 2012 with a grant date target value of $10,000,000. The $10,000,000 value was in addition to the value otherwise granted to Mr. Case pursuant to Aon's regular annual long-term incentive award process, and will be earned based on the same performance criteria and weightings as the regular annual long-term incentive award, which is also the same for other participants in Aon's LPP for the performance period. In addition, the agreement provides that Mr. Case will be provided with life insurance coverage in an amount no less than $5,000,000 during the term of the agreement.

  Ms. Davies' Employment Agreement

        Aon has entered into an Employment Agreement with Christa Davies, our Executive Vice President, Global Finance and Chief Financial Officer, dated as of October 3, 2007, which will expire on November 11, 2012 unless terminated earlier. The agreement provides that Ms. Davies will be employed as Aon's Executive Vice President, Global Finance and effective March 14, 2008, Aon's Chief Financial Officer. The agreement provides for a base salary of no less than $750,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board of Directors, and a target annual incentive bonus of 150% of her base salary.

        Pursuant to the agreement, upon commencement of her employment, Ms. Davies received: (i) a restricted stock unit award of 85,000 shares of Common Stock, which vests in two installments of 33% of the shares on each of the third and fourth anniversaries of the date of grant; and one installment of 34% of the shares on the fifth anniversary of the date of grant; and (ii) a non-qualified stock option award to purchase 100,000 shares of Common Stock, which vests in two installments of 33% of the shares on each of the second and third anniversaries of the date of grant; and one installment of 34% on the fourth anniversary of the date of grant. In addition, upon commencement of her employment, Ms. Davies was paid a hiring bonus of $1,000,000, which was subject to repayment on a pro rata basis in the event Ms. Davies voluntarily terminated her employment with Aon prior to November 12, 2010.

  Mr. Fradin's Employment Agreement

        Aon has entered into an Employment Agreement with Russell P. Fradin, our Chairman and Chief Executive Officer of Aon Hewitt, dated as of September 30, 2010, which commenced upon the closing of the Hewitt acquisition on October 1, 2010, and will expire October 1, 2015 unless terminated earlier. The agreement provides that Mr. Fradin will be employed as the Chairman and Chief Executive Officer of Aon Hewitt. The agreement provides for a base salary of no less than $1,000,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board of Directors, a target annual incentive bonus of not less than 150% of his base salary and a maximum annual incentive bonus of up to 450% of the target annual incentive bonus. The Board of Directors retains the discretion to determine Mr. Fradin's actual bonus payment.

        Pursuant to the agreement, upon commencement of his employment, Mr. Fradin received: (i) a fully vested restricted stock unit award of 127,291 shares of Common Stock, which shall be distributed to Mr. Fradin upon his departure from Aon; and (ii) a restricted stock unit award of 50,917 shares of

Aon Corporation

Common Stock, which vests in four installments of 25% on each of the second, third, fourth and fifth anniversaries of the date of grant.

        In addition, pursuant to the agreement, Mr. Fradin received: (i) an award pursuant to Aon's LPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a fair market value of $2,000,000; and (ii) an award pursuant to the AHPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a fair market value of $2,000,000. Under the terms of the agreement, Mr. Fradin has agreed to hold until his departure from Aon: stock options originally exercisable for approximately 230,000 shares of Hewitt Associates that vested on October 1, 2010; restricted stock units of Hewitt Associates having an approximate aggregate value of $500,000 as of October 1, 2010; and future equity grants from Aon, net of any amounts used to pay the exercise price and taxes, if applicable.

  Mr. McGill's Employment Agreement

        Aon entered into a Employment Agreement with Stephen P. McGill, our Chairman and Chief Executive Officer of Aon Risk Solutions, dated December 7, 2010, which commenced effective as of November 18, 2010 and will expire November 18, 2015, unless terminated earlier. The agreement modifies and supersedes the existing employment arrangement between Mr. McGill and Aon Limited, a United Kingdom subsidiary of Aon, dated April 22, 2005, as amended. The agreement provides that Mr. McGill will be employed as the Chairman and Chief Executive Officer of Aon Risk Solutions. The agreement provides for a base salary of no less than $1,100,000, subject to adjustment at the discretion of the Chief Executive Officer and the Compensation Committee of the Board of Directors, a target annual incentive bonus of 175% of his base salary for 2010 and 2011, and a maximum annual incentive bonus of up to 300% of the target annual incentive bonus, subject to the current cap of $5 million established under the Shareholder-Approved Plan. The Board of Directors retains the discretion to determine Mr. McGill's actual bonus payment.

        Pursuant to the agreement, Mr. McGill agreed to permanently relocate his residence to the United States from the United Kingdom, and become directly employed by Aon. Under the terms of the agreement, Mr. McGill received a one-time transfer payment of $2.5 million from Aon in recognition of his willingness to enter into the agreement, which resulted in the elimination of expatriate benefits previously received by Mr. McGill, including housing allowance, and the forfeiture by Mr. McGill of his participation in certain U.K. employee benefits, including car allowance and pension contributions, and incurring relocation costs to permanently relocate to the United States. If Mr. McGill voluntarily terminates his employment with Aon prior to November 18, 2015, he will be obligated to repay to Aon a prorated amount of such payment.

        Pursuant to the agreement, subject to the approval of the Compensation Committee of the Board of Directors, Mr. McGill received an additional award pursuant to Aon's LPP for the performance period beginning January 1, 2011 and ending December 31, 2013 with a grant date target value of $6 million. The $6 million value was in addition to the value to be otherwise granted to Mr. McGill pursuant to Aon's regular annual long-term incentive award process, and will be earned based on the same performance criteria and weightings as the regular annual long-term incentive award, which is also the same for other participants in Aon's LPP for the performance period.

  Mr. O'Connor's Employment Agreement

        Aon has entered into an Employment Agreement with Michael J. O'Connor, our Chief Operating Officer of Aon Risk Solutions, dated as of February 25, 2008, which will expire on February 25, 2013

Aon Corporation

unless terminated earlier. The agreement provides for a base salary of no less than $700,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary.

        Pursuant to the agreement, upon commencement of his employment, Mr. O'Connor received: (i) a restricted stock unit award of 50,000 shares of Common Stock, which vests in one installment of 34% on the third anniversary of the date of grant; and two installments of 33% on each of the fourth and fifth anniversaries of the date of grant; and (ii) a stock option award to purchase 50,000 shares of Common Stock, which vests in two installments of 33% of the shares on each of the second and third anniversaries of the date of grant; and one installment of 34% on the fourth anniversary of the date of grant.

        In addition, under the terms of the agreement, Mr. O'Connor received an award pursuant to Aon's LPP for the performance period beginning January 1, 2008 and ending December 31, 2010 with a grant date target value of $1,500,000.

  Mr. Dail's Employment Agreement

        Aon has entered into an Employment Agreement with Baljit Dail, our Chief Executive Officer of Aon Hewitt Global Consulting, dated as of January 22, 2010, which will expire April 30, 2013 unless terminated earlier. The agreement provides for a base salary of no less than $800,000, subject to adjustment, and a target annual incentive bonus of 100% of his base salary, subject to a cap of 300% of his base salary. The agreement also provides that Mr. Dail will be eligible to participate in the long-term incentive compensation programs for Aon's senior executives.

  Mr. Appel's Transition Agreement

        Aon has entered into a Transition Agreement with Andrew M. Appel, dated November 5, 2010, relating to Mr. Appel's resignation as Aon's Chief Operating Officer and his transition from Aon. In connection with the terms of the transition agreement, Aon and Mr. Appel agreed that Mr. Appel's employment would be terminated without cause effective as of December 31, 2010. In addition, pursuant to the transition agreement, effective November 5, 2010, Mr. Appel resigned his position as Aon's Chief Operating Officer, as an officer of any of its affiliates, and as a member of Aon's executive management committee.

        The transition agreement also provides that during the period beginning November 5, 2010 and ending on December 31, 2010, Mr. Appel will: (i) perform certain transitional duties as requested by Aon's Chief Executive Officer; and (ii) continue to participate in Aon's retirement and health care plans and programs on the same terms as other employees. Under the terms of the transition agreement, Mr. Appel waived entitlement to any bonus or other incentive compensation for which he otherwise may have been eligible for services performed during 2010.

        The transition agreement contains provisions that provide for the pro rata or continued vesting of certain stock options, restricted stock units, and performance share units pursuant to the terms and conditions of the plans and programs under which the awards were granted, including: (i) the satisfaction of the vesting requirements for the full fourth quarter of 2010 in connection with awards under various cycles of Aon's LPP and the ABPP; (ii) subsequent to December 31, 2010, continued vesting only in the restricted stock unit awards awarded to him from time to time pursuant to the ISP; and (iii) the forfeiture and cancellation as of December 31, 2010 of all other restricted stock units,

Aon Corporation

performance share units and stock options previously granted to Mr. Appel by Aon during the course of his employment that will not vest by December 31, 2010.

        Aon has also agreed pursuant to the transition agreement to provide Mr. Appel with the following additional compensation and benefits: (i) a lump sum payment of $4,263,000, subject to applicable withholdings, on May 5, 2011; (ii) office and secretarial assistance through the earlier of the date he is re-employed elsewhere or September 30, 2011; (iii) provided Mr. Appel elects continuation health care coverage under COBRA, reimbursement for the difference between the premium rate he is required to pay and the active employee rate for similar coverage through September 30, 2011; (iv) reimbursement for up to $17,500 in reasonable legal fees and expenses incurred in connection with the negotiation and documentation of the transition agreement; and (v) standard executive-level outplacement assistance for the 2011 calendar year.

        The compensation and benefits payable to Mr. Appel under the transition agreement are subject to his executing and not revoking a release of claims. Aon has agreed to maintain a directors and officers liability insurance policy covering Mr. Appel to the extent it provides such coverage to its other executive officers or directors.

        For additional information regarding the Shareholder-Approved Plan and the LPP, see the section captioned "Compensation Components and Analysis of 2010 Pay Decisions" of the Compensation Discussion and Analysis.

Aon Corporation

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table sets forth information regarding exercisable and unexercisable stock options, unvested restricted stock units and unvested performance share units held by each of the named executive officers on December 31, 2010. See "Potential Payments on Termination or Change-in-Control" for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

			Option Awards						Stock Awards
(a)			(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gregory C. Case	4/4/2005		1,000,000		0	—	22.8600	4/4/2015	—	—	—	—
	3/17/2006		90,567		0	—	41.3650	3/17/2012	—	—	—	—
	3/16/2007		118,985		0	—	37.8200	3/16/2013	—	—	—	—
	2/22/2008		—		—	—	—	—	10,272	472,615	—	—
	3/13/2008	(3)	64,288		32,144	—	40.9100	3/13/2014	—	—	—	—
	3/13/2008	(4)	—		—	—	—	—	—	—	257,150	11,831,472
	2/20/2009		—		—	—	—	—	6,005	276,290	—	—
	3/20/2009	(5)	35,861		71,721	—	39.0400	3/20/2015	—	—	—	—
	3/20/2009	(4)	—		—	—	—	—	—	—	286,886	13,199,625
	2/26/2010		—		—	—	—	—	25,647	1,180,018	—	—
	3/09/2010	(4)	—		—	—	—	—	—	—	411,523	18,934,173
Christa Davies	11/12/2007	(6)	66,667		33,333	—	45.8950	11/12/2017	—	—	—	—
	11/12/2007		—		—	—	—	—	56,666	2,607,203	—	—
	3/13/2008	(3)	19,556		9,777	—	40.9100	3/13/2014	—	—	—	—
	3/13/2008	(4)	—		—	—	—	—	—	—	78,222	3,598,994
	3/19/2009	(7)	11,560		23,118	—	38.9300	3/19/2015	—	—	—	—
	3/19/2009	(4)	—		—	—	—	—	—	—	92,474	4,254,729
	2/25/2010		—		—	—	—	—	12,381	569,650	—	—
	3/09/2010	(4)	—		—	—	—	—	—	—	54,466	2,505,981
Russell P. Fradin	10/01/2010		149,613	(8)	0	—	29.15	12/03/2017	—	—	—	—
	10/01/2010		147,006	(8)	0	—	31.99	12/01/2019	—	—	—	—
	10/01/2010		—		—	—	—	—	50,917	2,342,691	—	—
	10/01/2010		—		—	—	—	—	—	—	(9)	2,000,000	(9)
	10/01/2010		—		—	—	—	—	—	—	(10)	2,000,000	(10)
Stephen P. McGill	5/15/2005		—		—	—	—	—	82,500	3,795,825	—	—
	3/16/2006		45,515		0	—	41.1950	3/16/2012	—	—	—	—
	3/16/2006		—		—	—	—	—	4,855	223,379	—	—
	3/15/2007		30,324		0	—	37.1000	3/15/2013	—	—	—	—
	2/22/2008		—		—	—	—	—	5,927	272,701	—	—
	3/13/2008	(3)	29,334		14,666	—	40.9100	3/13/2014	—	—	—	—
	3/13/2008	(4)	—		—	—	—	—	—	—	117,332	5,398,445
	2/20/2009		—		—	—	—	—	3,619	166,510	—	—
	3/19/2009	(7)	15,413		30,824	—	38.9300	3/19/2015	—	—	—	—
	3/19/2009	(4)	—		—	—	—	—	—	—	123,300	5,673,033
	2/25/2010		—		—	—	—	—	14,089	648,235	—	—
	3/09/2010	(4)	—		—	—	—	—	—	—	72,622	3,341,338

Aon Corporation

			Option Awards					Stock Awards
(a)			(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Michael J. O'Connor	2/29/2008	(11)	16,500	33,500	—	41.805	2/28/2018	—	—	—	—
	2/29/2008		—	—	—	—	—	50,000	2,300,500	—	—
	5/15/2008	(12)	14,667	7,333	—	47.16	5/15/2014	—	—	—	—
	5/15/2008	(4)	—	—	—	—	—	—	—	64,038	2,946,388
	3/19/2009	(7)	2,570	5,137	—	38.93	3/19/2015	—	—	—	—
	3/19/2009	(4)	—	—	—	—	—	—	—	20,550	945,506
	2/25/2010		—	—	—	—	—	8,539	392,879	—	—
	3/09/2010	(4)	—	—	—	—	—	—	—	36,311	1,670,669
Baljit Dail	11/17/2005		20,000	0	—	36.7600	11/17/2015	—	—	—	—
	3/16/2006		12,744	0	—	41.1950	3/16/2012	—	—	—	—
	3/15/2007		20,216	0	—	37.1000	3/15/2013	—	—	—	—
	3/13/2008		—	—	—	—	—	1,466	67,451	—	—
	3/13/2008	(3)	14,667	7,333	—	40.9100	3/13/2014	—	—	—	—
	3/13/2008	(4)	—	—	—	—	—	—	—	58,666	2,699,223
	2/20/2009		—	—	—	—	—	3,050	140,331	—	—
	3/19/2009	(7)	5,138	10,275	—	38.9300	3/19/2015	—	—	—	—
	3/19/2009	(4)	—	—	—	—	—	—	—	41,100	1,891,011
	4/22/2009	(13)	—	—	—	—	—	—	—	24,753	1,138,886
	2/25/2010		—	—	—	—	—	8,539	392,879	—	—
	3/09/2010	(4)	—	—	—	—	—	—	—	36,311	1,670,669
Andrew M. Appel(15)	3/16/2006	(14)	45,515	0	—	41.1950	3/16/2012	—	—	—	—
	3/15/2007	(14)	30,324	0	—	37.1000	3/15/2013	—	—	—	—
	2/22/2008		—	—	—	—	—	4,109	189,055	—	—
	3/13/2008	(4)(14)	41,107	0	—	40.9100	3/13/2014	—	—	—	—
	3/13/2008	(14)	—	—	—	—	—	—	—	117,332	5,398,445
	2/20/2009		—	—	—	—	—	3,728	171,525	—	—
	3/19/2009	(14)	13,753	0	—	38.9300	3/19/2015	—	—	—	—
	3/19/2009	(4)	—	—	—	—	—	—	—	61,650	2,836,517
	4/22/2009	(13)	—	—	—	—	—	—	—	37,129	1,708,305
	4/27/2009		—	—	—	—	—	16,607	764,088	—	—
	2/25/2010		—	—	—	—	—	12,168	559,850	—	—
	3/09/2010	(4)	—	—	—	—	—	—	—	48,414	2,227,528

(1)
For options issued prior to January 1, 2009, the exercise price was determined by averaging the high and low selling prices of a share of Common Stock on the NYSE on the grant date. For options issued after that date, the exercise price is determined using the closing price of a share of Common Stock on the NYSE on the grant date.

(2)
The vesting schedule for the restricted stock units held by each named executive officer is as follows:

Vesting Date	Gregory C. Case	Christa Davies	Russell P. Fradin	Stephen P. McGill	Michael J. O'Connor	Baljit Dail	Andrew M. Appel

2/20/2011	3,003	—	—	1,810	—	1,525	1,864
2/22/2011	10,272	—	—	5,927	—	—	4,109
2/25/2011	—	4,128	—	4,697	2,847	2,847	4,057
2/26/2011	8,550	—	—	—	—	—	—
2/28/2011	—	—	—	—	17,000	—	—
3/13/2011	—	—	—	—	—	1,466	—
3/16/2011	—	—	—	4,855	—	—	—
5/2/2011	—	—	—	—	—	—	—
5/15/2011	—	—	—	13,750	—	—	—
11/12/2011	—	28,333	—	—	—	—	—
2/20/2012	3,002	—	—	1,809	—	1,525	1,864
2/24/2012	—	—	—	—	—	—	—
2/25/2012	—	4,127	—	4,696	2,846	2,846	4,056

Aon Corporation

Vesting Date	Gregory C. Case	Christa Davies	Russell P. Fradin	Stephen P. McGill	Michael J. O'Connor	Baljit Dail	Andrew M. Appel

2/26/2012	8,549	—	—	—	—	—	—
2/29/2012	—	—	—	—	16,500	—	—
5/15/2012	—	—	—	13,750	—	—	—
10/01/2012	—	—	12,730	—	—	—	—
11/12/2012	—	28,333	—	—	—	—	—
2/25/2013	—	4,126	—	4,696	2,846	2,846	4,056
2/26/2013	8,548	—	—	—	—	—	—
2/28/2013	—	—	—	—	16,500	—	—
5/2/2013	—	—	—	—	—	—	—
5/15/2013	—	—	—	13,750	—	—	—
10/01/2013	—	—	12,729	—	—	—	—
5/2/2014	—	—	—	—	—	—	—
5/15/2014	—	—	—	13,750	—	—	—
10/01/2014	—	—	12,729	—	—	—	—
5/2/2015	—	—	—	—	—	—	—
5/15/2015	—	—	—	27,500	—	—	—
10/01/2015	—	—	12,729	—	—	—	—

TOTAL	41,924	69,047	50,917	110,990	58,549	13,055	45,006

(3)
Represents options that vest 100% on 3/13/2011.

(4)
The performance share units convert into shares of Common Stock on a one-to-one basis after the conclusion of a three-year performance period if Aon meets a cumulative adjusted EPS target as determined by the Compensation Committee in the first quarter of the following year. For performance share units with a 3/13/2008 and a 5/15/2008 grant date, the three-year performance period ends on December 31, 2010; and for performance share units with a 3/19/2009 or 3/20/2009 grant date the three-year performance period ends on December 31, 2011, and for performance share units with a 3/09/2010 grant date, the three-year performance period ends on December 31, 2012. If the minimum target is not attained, the performance share units will be forfeited. In this table the maximum number of performance share units is shown for performance share units with a 3/13/2008 grant date, a 5/15/2008 grant date, a 3/19/2009 grant date and a 3/20/2009 grant date as the awards are currently tracking above target payout levels, and the target number of performance share units is shown for performance share units with a 3/09/2010 grant date as the awards are currently tracking below target payout levels. The market value is calculated using $46.01, the closing price of a share of Common Stock on the NYSE on December 31, 2010. If Aon did not attain the maximum cumulative target over the three-year period, the number of shares of Common Stock received by the named executive officers upon settlement would be reduced.

(5)
Represents options that vest approximately 50% on each of 3/20/2011 and 3/20/2012.

(6)
Represents options that vest 100% on 11/12/2011.

(7)
Represents options that vest approximately 50% on each of 3/19/2011 and 3/19/2012.

(8)
Represents options to purchase shares of Aon common stock that were converted from options to purchase shares of Hewitt common stock in connection with the Hewitt acquisition.

(9)
On October 1, 2010, upon commencement of his employment with Aon following the closing of the Hewitt acquisition, Mr. Fradin received a grant of performance share units having a target value of $2 million under LPP6. This grant was approved by the Compensation Committee on September 9, 2010. LPP6 was approved, and the number of performance share units of 38,603 issued to Mr. Fradin in connection with this award was determined, by the Compensation Committee on March 17, 2011.

(10)
On October 1, 2010, upon commencement of his employment with Aon following the closing of the Hewitt acquisition, Mr. Fradin received a grant of performance share units having a target value of $2 million under the AHPP. This grant was approved by the Compensation Committee on September 9, 2010. The AHPP was approved, and the number of performance share units of 38,603 issued to Mr. Fradin in connection with this award was determined, by the Compensation Committee on March 17, 2011.

(11)
Represents options that vest approximately 50% on each of 2/28/2011 and 2/29/2012.

(12)
Represents options that vest 100% on May 15, 2011.

(13)
The performance share units convert into restricted stock units after the conclusion of a three-year performance period if Aon meets a cumulative adjusted Aon Benfield business unit pre-tax income target as determined by the Compensation Committee in the first quarter of the following year. The three-year performance period ends on December 31, 2011. If the minimum target is attained, the restricted stock units will be issued upon such determination by the Compensation Committee. Upon issuance of the restricted stock units, 50% will immediately vest in shares of Common Stock on a one-to-one basis and the remaining 50% will vest on the first anniversary of the date of settlement of the performance share units. If the minimum target is not attained, the performance share units will be forfeited. In this table the target number of performance share units is shown as the awards are currently tracking below target levels. The market value is calculated using $46.01, the closing price of a share of Common Stock on the NYSE on December 31, 2010. If Aon did not attain the target cumulative target over the three-year period, the number of restricted stock units received by the named executive officers upon settlement would be reduced. The restricted stock units that will be issued if a minimum target is attained are not reflected in the table above or in footnote (2) because their issuance is subject to a performance based condition.

(14)
The expiration date is the date set forth in the original grant. However, pursuant to the terms of his transition agreement, Mr. Appel's employment with Aon terminated on December 31, 2010. As a result, the options that vest prior to that date will expire 90 days after the termination of his employment on December 31, 2010.

(15)
The table sets forth information with respect to the outstanding equity awards held by Mr. Appel on December 31, 2010. Pursuant to the terms of Mr. Appel's transition agreement, certain of these awards will continue to vest or vest pro rata following the termination of his employment with Aon, which occurred on December 31, 2010. Information regarding the vesting of these awards is set forth under the heading "Transition of Andrew M. Appel" in the section entitled "Potential Payments on Termination or Change-in-Control."

Aon Corporation

Option Exercises and Stock Vested in Fiscal 2010

        The following table sets forth: (1) the number of shares of Common Stock acquired during 2010 by our named executive officers upon the exercise of stock options, the vesting of restricted stock unit awards and the settlement of performance share unit awards; and (2) the value realized upon such exercise, vesting or settlement.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)		Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)(4)	Value Realized on Vesting ($)(5)

(a)	(b)		(c)	(d)	(e)
Gregory C. Case	0		0	339,111	14,038,051
Christa Davies	0		0	28,334	1,163,677
Russell P. Fradin(6)	699,747	(7)	14,769,773	0	0
Stephen P. McGill	0		0	94,381	3,868,901
Michael J. O'Connor	0		0	0	0
Baljit Dail	0		0	49,678	2,038,758
Andrew M. Appel	58,333		852,624	155,826	6,118,873

(1)
The amounts shown in column (b) reflect the aggregate number of shares of Common Stock underlying options that were exercised in 2010.

(2)
Calculated by multiplying (a) the difference between (i) the market price of Common Stock on the exercise date, and (ii) the exercise price of the options, by (b) the number of shares of Common Stock acquired upon exercise.

(3)
Represents (i) the vesting of restricted stock units granted under the Stock Plan and (ii) the settlement of performance share unit awards granted under the LPP on March 15, 2007 for Messrs. McGill, Dail and Appel, and March 16, 2007 for Mr. Case, for the three-year performance period ending on December 31, 2009, which were converted into restricted stock units on February 25, 2010 that fully vested immediately upon grant.

(4)
The amounts shown in column (d) reflect the aggregate number of shares of Common Stock underlying the restricted stock unit awards and performance share unit awards that vested in 2010. Of the amounts shown, the following aggregate number of shares of Common Stock were withheld to pay taxes due in connection with the vesting: Mr. Case, 131,315 shares; Ms. Davies, 11,020 shares; Mr. Fradin, 0 shares; Mr. McGill, 35,225 shares; Mr. O'Connor, 0 shares; Mr. Appel, 59,578 shares; Mr. Dail, 20,598 shares.

(5)
Calculated by multiplying (a) the fair market value of Common Stock on the vesting date, which was determined using the closing price on the NYSE of a share of Common Stock on the date of vesting or, if such day is a holiday, on the immediately preceding working day, by (b) the number of shares of Common Stock acquired upon vesting.

(6)
In connection with the merger of Hewitt with a subsidiary of Aon pursuant to the Agreement and Plan of Merger dated as of July 11, 2010 by and among Aon, Hewitt, and two wholly-owned subsidiaries of Aon, 55,727 outstanding Hewitt restricted stock units and 79,634 outstanding Hewitt performance share units held by Mr. Fradin were settled and converted to 31,335 shares of Common Stock having an aggregate value of $1,230,839, and 45,550 shares of Common Stock

Aon Corporation

  having an aggregate value of $1,789,204, respectively, at the effective time of the merger. These restricted stock units and performance share units are not included in the table above.

(7)
Represents options to purchase shares of Common Stock that were converted from options to purchase shares of Hewitt common stock in connection with the Hewitt acquisition.

Pension Benefits in Fiscal 2010

        None of our named executive officers participates in any defined benefit plans sponsored by Aon because participation in the Aon Pension Plan and the Aon Excess Benefit Plan, the defined benefit plans sponsored by Aon, was closed to employees hired after December 31, 2003, including each of the named executive officers. Therefore, the table regarding such benefits is omitted.

Nonqualified Deferred Compensation in Fiscal 2010 Table

        The table below shows any executive contributions, contributions by Aon, earnings, withdrawals and account balances for the named executive officers with respect to each of the following non-qualified savings plans of Aon:

  •
  the Aon Deferred Compensation Plan, referred to as the "Deferred Compensation Plan,"

  •
  the Aon Supplemental Savings Plan, referred to as the "Supplemental Savings Plan,"

  •
  the Hewitt Associates Retirement and Savings Plan, referred to as the "Hewitt Savings Plan,"

  •
  the Hewitt Associates Voluntary Deferral Plan, referred to as the "Hewitt Deferral Plan," and

  •
  an agreement with Mr. McGill that provided for the payment annually of a lump sum cash amount in replacement of certain pension benefits formerly payable to Mr. McGill under the terms of his employment arrangement, referred to as the "McGill Agreement."

        In addition, the table provides information with respect to a fully vested restricted stock unit award granted to Mr. Fradin on October 1, 2010 that will be distributed to Mr. Fradin upon his departure from Aon.

        Mr. Fradin, who became an employee of Aon upon the closing of the Hewitt acquisition, was not eligible to participate in the Deferred Compensation Plan or the Supplemental Savings Plan in 2010. In addition, Mr. McGill, as a United Kingdom-based employee until December 2010, was not eligible to participate in any of these plans except for the McGill Agreement. See the section captioned "Personal Benefits and Executive Benefits" in the Compensation Discussion and Analysis and the narrative set

Aon Corporation

forth below the following table for additional information on the Deferred Compensation Plan and the Supplemental Savings Plan.

Name	Name of Plan	Executive Contributions in Last Fiscal Year ($)(1)	Aon Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last Fiscal Year End ($)(5)

	(a)	(b)	(c)	(d)	(e)	(f)
Gregory C. Case	Deferred Compensation Plan	0	0	0	0	0
	Supplemental Savings Plan	0	10,200	30	0	53,131
Christa Davies	Deferred Compensation Plan	0	0	0	0	0
	Supplemental Savings Plan	0	7,650	3,102	0	29,883
Russell P. Fradin	Deferred Compensation Plan	0	0	0	0	0
	Supplemental Savings Plan	0	0	0	0	0
	Hewitt Associates Retirement and Savings Plan (Profit Sharing)	0	13,015	14,228	0	197,916
	Hewitt Associates Voluntary Deferral Plan	1,661,431	145,330	4,716	4,413,206	1,810,611
	Vested Equity Award(6)	0	4,999,990	19,094	0	5,856,659
Stephen P. McGill	Deferred Compensation Plan	0	0	0	0	0
	Supplemental Savings Plan	0	0	0	0	0
	McGill Agreement(7)	0	73,188	0	0	73,188
Michael J. O'Connor	Deferred Compensation Plan	0	0	0	0	0
	Supplemental Savings Plan	0	7,650	2,753	0	29,352
Baljit Dail	Deferred Compensation Plan	0	0	10,442	0	112,860
	Supplemental Savings Plan	0	10,200	2,808	0	43,501
Andrew M. Appel	Deferred Compensation Plan	46,313	0	48,816	0	664,988
	Supplemental Savings Plan	0	10,200	4,212	0	50,940

(1)
These amounts are included in "Salary" and/or "Non-Equity Incentive Plan Compensation" for 2010 in the Summary Compensation Table. Includes $1,661,431 of employee contributions by Mr. Fradin following the closing of the Hewitt acquisition on October 1, 2010.

(2)
These amounts other than Mr. Fradin's vested equity award are included in "All Other Compensation" for 2010 in the Summary Compensation Table. The grant date fair value of Mr. Fradin's vested equity award is included in column (e) "Stock Awards" for 2010 in the Summary Compensation Table.

(3)
No amounts in this column are included as 2010 compensation in the Summary Compensation Table. Amounts shown for Mr. Fradin represent earnings following the closing of the Hewitt acquisition on October 1, 2010.

(4)
For Mr. Fradin, includes $4,413,206 distributed to him following the closing of the Hewitt acquisition on October 1, 2010, which includes balances attributable to amounts deferred under the Hewitt Associates Voluntary Deferral Plan prior to the closing of the Hewitt acquisition.

Aon Corporation

(5)
The following table provides the amount reported in the "Aggregate Balance at Last Fiscal Year End" column for each named executive officer that has been previously reported as compensation in our Summary Compensation Table for 2010, 2009 and 2008.

Name	Name of Plan	Amount Included in 2010 Compensation in Summary Compensation Table ($)	Amount Included in 2009 Compensation in Summary Compensation Table ($)		Amount Included in 2008 Compensation in Summary Compensation Table ($)

Gregory C. Case	Supplemental Savings Plan	10,200	7,650		8,100
Christa Davies	Supplemental Savings Plan	7,650	7,650		8,100
Russell P. Fradin	Hewitt Associates Retirement and Savings Plan	13,015	N/A	(a)	N/A	(a)
	Hewitt Associates Voluntary Deferral Plan	1,806,761	N/A	(a)	N/A	(a)
Stephen P. McGill	McGill Agreement	73,188	0		0
Michael J. O'Connor	Supplemental Savings Plan	7,650	N/A	(a)	N/A	(a)
Baljit Dail	Deferred Compensation Plan	0	0		N/A	(a)
	Supplemental Savings Plan	10,200	7,650		N/A	(a)
Andrew M. Appel	Deferred Compensation Plan	46,313	93,813		222,987
	Supplemental Savings Plan	10,200	7,650		8,100

(a)
The compensation of Messrs. Fradin, O'Connor and Dail was first reported in a Summary Compensation Table of Aon in the following years: Mr. Fradin (2010, following the closing of the Hewitt acquisition on October 1, 2010); Mr. O'Connor (2010); and Mr. Dail (2009).
(6)
The amounts set forth for Mr. Fradin with respect to the vested equity award relate to 127,291 fully vested restricted stock unit awards issued to Mr. Fradin on October 1, 2010 that will be distributed to Mr. Fradin upon his departure from Aon and include: (a) in column (c), the fair market value of the award on October 1, 2010, the date of grant; (b) in column (d), dividends paid with respect to the award during 2010; and (c) in column (f), the fair market value of the award on December 31, 2010.

(7)
The amounts set forth with respect to the McGill Agreement represent a lump sum payment made to him on January 15, 2010 under the terms of his prior employment arrangement, and have been converted from British pounds sterling to U.S. dollars based on the conversion rate in effect as of January 15, 2010. See "McGill Agreement" below for more information.

  Aon Deferred Compensation Plan ("Deferred Compensation Plan")

        The Deferred Compensation Plan is an unfunded, unsecured deferred compensation program that allows participants to defer:

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  Up to 75% of their base salary;

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  All or a portion of their annual performance bonus; and

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  Up to 75% of other earnings, including hiring, retention or non-performance bonuses.

        Aon does not make any company contributions to the Deferred Compensation Plan. The aggregate balances shown above represent amounts that the named executive officers earned but elected to defer, plus earnings or losses. Deferrals may be allocated among a choice of 14 valuation funds, including a fund that tracks Common Stock, that are used to determine investment gains or losses credited to the

Aon Corporation

accumulated account balance. Participants can change their investment selections on a going-forward basis by contacting the Plan's administrator.

        When participants elect to defer amounts into the Deferred Compensation Plan, they must also select when the amounts ultimately will be distributed to them. Distributions may either be made in a specific year, whether or not employment has then ended, or after the executive's retirement or termination.

        Participants who elect to have distributions made in a specific year must choose a payout date that is at least three years after the date of the first deferral election, and can elect to receive a single, lump-sum payment or up to five annual installments. Distributions begin as soon as practicable after February 28 of the elected calendar year. Participants who elect to have distributions made at retirement or termination can elect to receive a single, lump-sum payment or up to ten annual installments. Payments commence as soon as practicable after February 28 of the year following termination of employment, unless they are considered a "key employee" under Section 409A of the Internal Revenue Code, in which case payment is delayed at least 6 months after date of termination.

  Aon Supplemental Savings Plan ("Supplemental Savings Plan")

        In 1989, Aon established tax qualified retirement plans, the Savings Plan and the Aon Employee Stock Ownership Plan, (the "ESOP"). The ESOP was merged into the Savings Plan in 2002. The Aon Supplemental Savings Plan was created to provide matching and other company allocations similar to those that participants in the Savings Plan would have received had the Internal Revenue Code limits not restricted contributions under the Savings Plan. As of January 1, 2004, no further matching allocations or other company allocations were made to the Supplemental Savings Plan, subject to very limited exceptions for employees of a specific practice group of Aon Consulting. Distributions from the Supplemental Savings Plan must begin at the earlier of retirement or age 65. Also in 2004, a supplemental retirement account was established under the Supplemental Savings Plan for employees eligible for the Aon Retirement Account (the "ARA") of the Aon Savings Plan and whose regular company contributions were limited due to Internal Revenue Code compensation limits. On January 1, 2009, future allocations to the ARA portion of the plan were eliminated and replaced with new eligibility and allocation provisions. Currently, all participants eligible for Aon Savings Plan matching contributions active at the end of the plan year and who attain the Internal Revenue Service (the "IRS") contribution limit and compensation limit receive supplemental allocations based on their years of service and their match eligible compensation in excess of the IRS limit (to a combined plan limit of $500,000).

        Other than Mr. McGill and Mr. Fradin who were not eligible to participate in the Aon Savings Plan or the Aon Supplemental Savings Plan during 2010, the named executive officers may, similar to all U.S. employees hired in 2004 or later, participate at their election in the Aon Savings Plan, a defined contribution 401(k) plan (the "Aon Savings Plan"). Mr. Case, Ms. Davies and Messrs. O'Connor, Dail and Appel also participated in a non-qualified defined contribution plan (the "Aon Supplemental Savings Plan"). If the named executive officer contributes the maximum permissible amount to the Aon Savings Plan, the Aon Supplemental Savings Plan provides for a company allocation as a percentage of compensation in excess of the IRS limit ($245,000 in 2010), with such compensation capped at $500,000. The percentage allocation varies by length of service but in the first four years of employment the allocation percentage is 3% and increases to 6% after 15 years of service. Aon made the following contributions for 2010 to the respective accounts of each of Mr. Case, Ms. Davies and Messrs. O'Connor, Dail and Appel: a matching contribution to each named executive

Aon Corporation

officer's account under the Aon Savings Plan of $14,700, and an allocation to the Aon Supplemental Savings Plan account of each of Messrs. Case, Dail and Appel of $10,200 and to the Aon Supplemental Savings Plan account of each of Ms. Davies and Mr. O'Connor of $7,650, respectively

        Going forward, each of the named executive officers will continue to be eligible for the Aon Savings Plan and the associated Aon Supplemental Savings Plan which will partially restore benefits that are not available under the Aon Savings Plan due to IRS limitations.

  Hewitt Associates Retirement and Savings Plan/Hewitt Associates Voluntary Deferral Plan

        Mr. Fradin may, similar to all legacy Hewitt U.S. employees, participate at his election in the Hewitt Associates Retirement and Savings Plan, a defined contribution 401(k) plan (the "Hewitt RSP"). Mr. Fradin also participates in a non-qualified defined contribution plan, the Hewitt Associates Voluntary Deferral Plan (the "Hewitt VDP"). The Hewitt VDP has a feature called Defined Contribution Restoration ("DC Restoration"). If a Hewitt VDP participant has compensation in excess of the IRS limit ($245,000 in 2010), the DC Restoration credits the Hewitt VDP the difference between the limited contributions and what a participant would have received, if the IRS limit had not been in place. Aon made the following contributions for 2010 to the account of Mr. Fradin: a matching contribution of $2,901, a profit sharing allocation of $10,114 to the Hewitt RSP, and a DC Restoration allocation of $145,330 to the Hewitt VDP. Going forward, Mr. Fradin will be eligible for the Hewitt RSP and the Aon Supplemental Savings Plan which will partially restore benefits that are not available under the Hewitt RSP due to IRS limitations. As a result of the Hewitt acquisition, the Hewitt VDP will no longer be available for participation, effective December 31, 2010. The Hewitt RSP will continue through 2011, with the expectation that it will be merged into the Aon Savings Plan, effective January 1, 2012.

  McGill Agreement

        We had agreed to make on behalf of Mr. McGill, who until December 2010 was a United Kingdom-based employee, annual contributions to his personal pension plan; however, as he is currently assigned to the United States his receipt of the full amount of these pension payments each year may subject the payments to United States tax treatment that is less favorable than that he would otherwise have experienced as an employee in the United Kingdom. To ensure Mr. McGill was not unfavorably treated due to his U.S. assignment, Aon had agreed to pay on behalf of Mr. McGill a smaller portion of his total yearly pension contribution and to hold the balance as an accrual in an unfunded account until he is reassigned back to the United Kingdom when it will be distributed according to an agreed upon seven-year schedule. These pension contribution amounts that were held pending Mr. McGill's return to the United Kingdom did not earn interest or otherwise accrue earnings before final disbursement.

        Effective July 1, 2009, in connection with certain amendments to the terms of Mr. McGill's employment arrangement, our obligation discussed above to make contributions to Mr. McGill's personal pension plan ceased. Instead, effective January 1, 2010, we became obligated to make an annual cash lump sum payment to his personal pension plan in connection with his assignment in the United States in replacement of the personal pension benefits referenced above. This payment is further described in footnote 7(b) to the Summary Compensation Table. Such amount was the U.S. Dollar equivalent of £45,000 per annum, as calculated and adjusted pursuant to the terms of the amended employment arrangement with Mr. McGill (the "McGill Agreement"). Pursuant to the terms of the McGill Agreement, on January 15, 2010, Aon distributed to Mr. McGill: (a) £476,849 ($775,552

Aon Corporation

in U.S. Dollars based on the currency exchange rate in effect on January 15, 2010) which represented the balance of all deferred amounts due to Mr. McGill under his employment agreement and (b) £45,000 ($73,188 in U.S. Dollars based on the currency exchange rate in effect on January 15, 2010) which represented his 2010 pension entitlement under the McGill Agreement.

        Effective December 7, 2010, in connection with certain further amendments to the terms of Mr. McGill's employment arrangement, Mr. McGill agreed to permanently relocate to the United States, and our obligation to make the annual cash lump sum payment to his personal pension plan described in the immediately preceding paragraph ceased.

Potential Payments on Termination or Change-in-Control

Severance Agreements

        Aon has entered into severance agreements, as amended, which we refer to as "Tier 1 Agreements," with certain of its key executive officers, including Mr. Case, Ms. Davies, and Messrs. Fradin, McGill, O'Connor and Dail. We refer to these officers as "Tier 1 Executives."

        The Tier 1 Agreements are intended to secure the continued service and to ensure the dedication and objectivity of the Tier 1 Executives in the event of an actual or threatened change-in-control (as defined below) of Aon.

        The Tier 1 Agreement between Aon and each Tier 1 Executive provides that the executive receives the following severance benefits upon qualifying terminations (as defined below) of employment in connection with or within two years following a change-in-control of Aon: (a) the executive's base salary through the date of termination, a pro-rated bonus based upon the executive's average annual cash incentive for the preceding three years and any accrued vacation pay; (b) for Tier 1 Executives other than Mr. Case, two times the sum of: (i) the executive's annual base salary in effect on the date of termination; and (ii) the executive's average incentive compensation over the previous two years (with regard to Mr. Case, three times the sum of (i) his highest annual base salary in effect during the twelve-month period prior to the date of termination and (ii) his target annual incentive bonus for the fiscal year in which the date of termination occurs); (c) the amount forfeited by the executive under any qualified defined contribution plan as a result of the executive's termination; and (d) the executive's accrued benefits under Aon's nonqualified benefit plans, which shall vest and be payable with two additional years of age and service credit and, in the case of the Supplemental Savings Plan, two additional years of plan contributions (with regard to Mr. Case, three additional years of age and service credit and, in the case of the Supplemental Savings Plan, three additional years of plan contributions). In addition, pursuant to the terms of Mr. Case's severance agreement, Aon is required to pay Mr. Case a lump sum cash amount equal to the actuarial equivalent of Mr. Case's accrued benefits under Aon's nonqualified benefit plans within 30 days of his termination of employment with Aon. Qualifying terminations consist of termination by Aon other than for cause (as defined in the Tier 1 Agreements) or by the executive for good reason (as defined in the Tier 1 Agreements), in each case in connection with or within two years following a change-in-control of Aon.

        As defined in the Tier 1 Agreements:

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  "Good reason" means: (1) a material adverse change in authority, powers, functions, duties or responsibilities; (2) a material reduction in salary or bonus opportunity; (3) a failure to maintain material employee benefit or compensation plans; (4) a reassignment of the executive to an office location more than 50 miles from the executive's current location; or (5) a failure by Aon to require a successor to assume Aon's obligations under the severance agreement, and

Aon Corporation

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  "Cause" means: (1) a material breach by the executive of the executive's duties and responsibilities which is demonstrably willful and deliberate, which is committed in bad faith or without reasonable belief that the breach is in the best interests of Aon and which is not remedied in a reasonable period of time after receipt of written notice from Aon of such breach; (2) gross misconduct, theft, fraud, breach of trust or any act of dishonesty by the executive which results in material harm to Aon; or (3) the commission by the executive of a felony involving moral turpitude.

        Each Tier 1 Agreement between Aon and each Tier 1 Executive also requires that Aon maintain medical, dental and life insurance on behalf of Tier 1 Executives other than Mr. Case for two years (with regard to Mr. Case, for three years), or, if earlier, until the executive becomes eligible for substantially equivalent benefits from another employer. In addition, all stock options and other equity awards will become fully vested and each option will remain exercisable until the expiration of its term. The agreements for executives not based in the United States were modified to conform to local benefit practices and to comply with local laws.

        A "change-in-control" for purposes of the agreements generally consists of any of the following: (a) an acquisition of 30% or more of either outstanding common stock or the combined voting power of the outstanding securities entitled to vote; (b) a change in the majority of the current Board; (c) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Aon (unless (i) the existing stockholders receive more than 60% of the outstanding common stock and the combined voting power of the surviving company, as the case may be, (ii) no person or group owns 30% or more of the outstanding common stock or combined voting power of the surviving company and (iii) there is no change in the majority of the Board); or (d) a liquidation or dissolution of Aon.

        As a condition to the receipt of payments and benefits pursuant to the Tier 1 Agreement, the executive is required to enter into an agreement with Aon providing that the executive will not compete with Aon or solicit employees or customers of Aon for a two-year period and will not use or disclose any confidential information of Aon. In addition, the Tier 1 Agreement provides for a full release by the executive of claims in connection with the payment of severance benefits.

        For Tier 1 Executives other than Messrs. Case, Fradin and McGill, if an executive is entitled under the Tier 1 Agreement to severance payments and benefits or the vesting of equity awards, and any payment or distribution to the executive pursuant to such agreements are, or would otherwise be, subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the executive is entitled to a grossed-up payment from Aon sufficient to pay the amount of such excise tax. Pursuant to the terms of the severance agreements with each of Messrs. Case, Fradin and McGill, Aon is not obligated to provide a gross-up payment to either Mr. Case, Mr. Fradin or Mr. McGill in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code tied to a change-in-control of Aon; provided, however, that the excise tax gross-up protection in connection with any parachute payment triggered by the Hewitt acquisition provided to Mr. Fradin under his previous arrangement with Hewitt will continue unmodified. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non-equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Internal Revenue Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. Excluding the tax gross-up protection for Mr. Fradin described earlier in this paragraph, the severance agreements with each of Mr. Fradin and Mr. McGill provide that their respective payments and benefits shall be capped at the greater of: (i) the "safe harbor" amount under

Aon Corporation

Section 280G of the Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (ii) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to them of receipt thereof. Notwithstanding the foregoing, the fully vested restricted stock units granted to Mr. Fradin pursuant to his employment agreement that will be distributed to him upon his termination of employment with Aon are not subject to this cap.

        The Board may terminate the Tier 1 Agreements for Tier 1 Executives upon 120 days notice to an executive, provided that no termination may occur if the Board has knowledge of an action to effect a change-in-control or if there has been a change-in-control. In any event, each executive's Tier 1 Agreement will terminate upon the first to occur of the executive's death and the termination of the employment relationship of the executive prior to a change-in-control.

Employment Agreements and Transition Agreement

        As noted in the narrative captioned "Employment Agreements and Other Compensation Arrangements" following the table captioned Grants of Plan-Based Awards in Fiscal Year 2010 each of Mr. Case, Ms. Davies, and Messrs. Fradin, McGill, O'Connor and Dail has entered into an employment agreement with Aon. The terms of these various employment agreements that provide benefits upon a change-in-control or the termination of employment under various scenarios are set forth below, and are in addition to the terms set forth in the Tier 1 Agreements.

  Mr. Case's Employment Agreement

        Mr. Case's employment agreement provides that, in the event of Mr. Case's death during the term of the agreement, his heirs, executors or the administrators of his estate will receive: (i) his accrued base salary through and including his date of death; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of death; (iv) other employee benefits to which he was entitled at the time of his death in accordance with the terms of the plans and programs of Aon; and (v) accelerated vesting of the restricted stock unit award, continued vesting of the stock option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement. If Mr. Case's employment is terminated due to his incapacity or disability, he will receive the payments and benefits set forth in items (i) through (v) of the immediately preceding sentence, substituting the word "disability" for "death."

        Mr. Case's employment agreement also provides that if Aon terminates Mr. Case's employment for cause (as defined in the agreement) as determined by a majority of the members of the Board of Directors (excluding Mr. Case), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon. In the event of a termination for cause, Mr. Case must immediately resign from Aon's Board of Directors.

        If Aon terminates his employment for any other reason (other than for cause as defined in the agreement), Mr. Case will be entitled to receive: (i) his accrued base salary through and including his date of termination; (ii) any annual incentive bonus earned and payable but not yet paid for the bonus year prior to the year in which termination of employment occurs; (iii) a prorated annual incentive bonus through and including his date of termination, subject to the satisfaction of the specified performance goals established for the applicable bonus year; (iv) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of

Aon Corporation

Aon; provided that Aon shall continue to provide medical, dental and vision benefits to Mr. Case, his spouse and dependent children for a period of 24 months following the date of termination, followed with immediate eligibility for coverage under Aon's retiree medical program until Mr. Case, his spouse and dependent children become covered by the plan of another employer providing comparable benefits; (v) accelerated vesting of the restricted stock unit awards, continued vesting of the stock option awards and payment or vesting of any other long-term incentive awards, in each case granted to him pursuant to the agreement; (vi) a lump sum cash payment equal to two times Mr. Case's target annual incentive bonus for the bonus year in which his employment terminates; and (vii) subject to continuing compliance with the non-competition, non-solicitation and confidentiality covenants set forth in the agreement, an amount equal to two times Mr. Case's base salary, payable in installment payments when Aon provides salary payments to its executives generally, through the two-year non-competition period.

        If Mr. Case voluntarily terminates his employment with good reason (as defined in the agreement), he will be entitled to receive the payments and benefits set forth in items (i) through (vii) of the immediately preceding sentence. If Mr. Case voluntarily terminates his employment for any reason (other than with good reason), he will be entitled to receive: (i) his accrued base salary through and including his date of termination; and (ii) other employee benefits to which he was entitled at the time of his termination in accordance with the terms of the plans and programs of Aon. In addition, if Mr. Case's employment is terminated for any reason other than by Aon for cause (as defined in the agreement) after Mr. Case has attained at least age 50 and completed at least 10 years of continuous employment, Mr. Case, his spouse and his dependent children will be eligible for coverage under Aon's retiree medical program.

        Non-competition and non-solicitation covenants apply to Mr. Case for a period of two years following the termination of his employment without regard to the reason for such termination.

  Ms. Davies' Employment Agreement

        Ms. Davies' employment agreement provides that, in the event of the death of Ms. Davies during the term of the agreement, her heirs, executors or the administrators of her estate will receive: (i) her accrued base salary through and including her date of death plus any unpaid annual or long-term bonus earned for the completed year prior to her death; and (ii) a lump sum cash payment equal to her base salary at the date of death through November 11, 2012, reduced by the amount of any benefit paid under any life insurance policy maintained by Aon for her benefit. In the event of Aon's termination of the employment of Ms. Davies by reason of disability, she will receive: (i) her accrued base salary through and including her date of termination plus any unpaid annual or long-term bonus earned for the completed year prior to her termination; and (ii) continuation of her base salary at the rate in effect at the date of termination through November 11, 2012, reduced by the amount of any benefit paid under any disability insurance policy maintained by Aon for her benefit.

        Ms. Davies' employment agreement also provides that if Aon terminates Ms. Davies' employment for cause due to a failure to perform her material duties under the agreement, Ms. Davies will be entitled to receive: (i) her accrued base salary through the date of termination; (ii) the continuation of her base salary for a period of two years from the date of termination; and (iii) other employee benefits to which she was entitled at the time of her termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for cause as set forth in her employment agreement (other than as provided in the immediately preceding sentence), Ms. Davies will receive: (i) her accrued base salary through her date of termination; and (ii) other employee

Aon Corporation

benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Ms. Davies' employment for any reason, other than for cause, or other than due to death or disability, Aon must give Ms. Davies 365 days prior written notice of termination, and she will be entitled to the following: (i) for the period of time beginning with Aon's delivery of notice of termination to Ms. Davies and extending through the date of termination: (A) Aon will continue to pay her salary at the rate in effect on the date of delivery of notice of termination; (B) Ms. Davies will remain eligible for annual bonuses determined in accordance with the terms of the senior management incentive plan; (C) Ms. Davies will continue to be entitled to all employee benefits; and (D) Ms. Davies will continue to vest in and be eligible to earn long-term incentive awards; (ii) on the termination date, Ms. Davies shall receive a lump sum cash payment equal to any accrued but unpaid base salary; any unpaid annual or long-term bonus earned for the completed year prior to such date; and an amount equal to her target full-year annual incentive award based on her base salary and target annual award percentage (or value, as applicable) as determined under the senior management incentive plan in effect for the bonus year in which the notice of termination is given; and (iii) for the period of time beginning on the termination date through November 11, 2012, provided that Ms. Davies complies with the non-competition, non-solicitation and confidentiality provisions of the employment agreement, the continuation of base salary at the rate in effect on the date notice of termination is given.

        If Ms. Davies voluntarily terminates her employment for any reason (other than good reason), Ms. Davies must give Aon ninety (90) days prior written notice and will receive: (i) her accrued base salary through her date of termination; and (ii) other employee benefits to which she was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Ms. Davies voluntarily terminates her employment for good reason (as defined in the agreement), Ms. Davies must give Aon thirty (30) days prior written notice and Ms. Davies will receive the benefits outlined in the last sentence of the immediately preceding paragraph, with the date of the delivery by Ms. Davies to Aon of notice of termination deemed to be the date of the notice of termination, and the date specified in such notice as Ms. Davies' last day of employment with Aon as the termination date.

        In addition, if Ms. Davies is terminated without cause, or if she voluntarily terminates her employment for good reason (as defined in the agreement), the stock awards and stock options granted to Ms. Davies pursuant to the employment agreement will immediately vest as of the date of termination.

        Non-competition and non-solicitation covenants apply to Ms. Davies for a period of two years following the termination of her employment without regard to the reason for such termination.

  Mr. Fradin's Employment Agreement

        Mr. Fradin's employment agreement provides that, in the event of Mr. Fradin's death during the term of the agreement, his estate will receive: (i) within sixty (60) days following his death, an amount equal to Mr. Fradin's base salary at the date of death through October 1, 2015, reduced by the amount of any benefit paid under any life insurance policy maintained by Aon for his benefit; and (ii) a pro rata bonus for the year in which his death occurred equal to the total value of the bonus paid to Mr. Fradin for the year prior to the year of death multiplied by a ratio equal to the number of days Mr. Fradin was employed during the year of death divided by 365. In the event of Aon's termination of Mr. Fradin's employment by reason of a disability termination (as defined in the agreement), he will receive: (i) within sixty (60) days following the date of termination, an amount equal to Mr. Fradin's base salary at the date of termination through October 1, 2015, reduced by the amount of any

Aon Corporation

projected benefit paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. Fradin for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. Fradin was employed during the year of termination divided by 365.

        If Aon terminates Mr. Fradin's employment for cause as set forth in his employment agreement, Mr. Fradin will receive only the benefits set forth in the immediately following paragraph. If Aon terminates Mr. Fradin's employment for any reason, other than for cause, or due to death or disability, he will be entitled to receive: (i) a pro rata portion of his annual bonus for the year in which the termination occurs based on actual results for such year (based on the number of days he was employed during such year of termination); and (ii) a lump sum severance payment equal to two times Mr. Fradin's base salary at the time of such termination, payable sixty (60) days following such termination of employment. If Mr. Fradin voluntarily terminates his employment for good reason (as defined in the agreement) upon thirty (30) days prior written notice, he will be entitled to receive the payments and benefits set forth in items (i) and (ii) of the immediately preceding sentence. If Mr. Fradin voluntarily terminates his employment for any reason (other than for good reason), he will only receive the benefits set forth in the immediately following paragraph.

        In the event of any termination of Mr. Fradin's employment, Mr. Fradin will be entitled to receive: (i) any earned but unpaid based salary at the time it would otherwise be paid; (ii) any unpaid but earned bonus or incentive for any completed measurement period when such amounts would have been paid if employment had continued or, if applicable, as provided under any deferred compensation plan; and (iii) any payments and benefits pursuant to any benefit, equity, performance bonus or fringe plan or program in accordance with the applicable terms of the relevant plan, program or agreement.

        Non-competition and non-solicitation covenants apply to Mr. Fradin for a period of two years following the termination of his employment without regard to the reason for such termination.

  Mr. McGill's Employment Agreement

        Mr. McGill's employment agreement provides that, in the event of Mr. McGill's death during the term of the agreement, his estate will receive (i) within sixty (60) days following his death, an amount equal to Mr. McGill's base salary at the date of death through November 18, 2015, plus the amount of any benefit paid under any life insurance policy maintained by Aon for his benefit; and (ii) a pro rata bonus for the year in which his death occurred equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of death multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of death divided by 365. In the event of Aon's termination of Mr. McGill's employment by reason of a disability termination (as defined in the agreement), he will receive: (i) within sixty (60) days following the date of termination, an amount equal to Mr. McGill's base salary at the date of termination through November 18, 2015, reduced by the amount of any projected benefit paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. McGill was employed during the year of termination divided by 365.

        If Aon terminates Mr. McGill's employment for cause as set forth in his employment agreement, Mr. McGill will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination. If Aon terminates Mr. McGill's employment for any reason, other than for cause, or due to death or disability, Aon must give Mr. McGill 365 days prior written notice of termination, and he will be entitled to receive: (i) all

Aon Corporation

accrued base salary and benefits as of the notice date; (ii) during such twelve-month notice period his base salary at the rate in effect as of the notice date through his date of termination; (iii) a cash payment payable on the termination date in an amount equal to Mr. McGill's base salary as of the notice date and (iv) during such twelve- month notice period and thereafter, as applicable, other employee benefits to which he would be entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Mr. McGill voluntarily terminates his employment for good reason (as defined in the agreement), he must give Aon no less than ninety (90) days, but no more than 365 days advance notice and will be entitled to receive the payments and benefits set forth in items (i) through (iv) of the immediately preceding sentence. If Mr. McGill voluntarily terminates his employment for any reason (other than for good reason), he will only receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination.

        Non-competition and non-solicitation covenants apply to Mr. McGill for a period of two years following the termination of his employment without regard to the reason for such termination.

  Mr. O'Connor's Employment Agreement

        Mr. O'Connor's employment agreement provides that, in the event of Mr. O'Connor's death during the term of the agreement, his estate will receive an amount equal to Mr. O'Connor's base salary at the date of death through February 25, 2013, reduced by the amount of any benefit paid under any life insurance policy maintained by Aon for his benefit. In the event of Aon's termination of Mr. O'Connor's employment by reason of total disability, he will receive: (i) an amount equal to Mr. O'Connor's base salary at the date of termination through February 25, 2013, reduced by the amount of any benefit paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. O'Connor for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. O'Connor was employed during the year of termination divided by 365.

        If Aon terminates Mr. O'Connor's employment for cause as set forth in his employment agreement, Mr. O'Connor will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Mr. O'Connor's employment for any reason, other than for cause, or due to death or disability, Aon must give Mr. O'Connor 365 days prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the date of termination; (ii) an incentive bonus payable on the termination date in an amount equal to Mr. O'Connor's base salary on the date of termination; and (iii) an amount equal to base salary until the earlier of: (A) the second anniversary of the termination date and (B) February 25, 2013. If Mr. O'Connor voluntarily terminates his employment for good reason (as defined in the agreement), the agreement will terminate on the 365th day following receipt of written notice of good reason, and he will be entitled to receive the payments and benefits set forth in items (i) through (iii) of the immediately preceding sentence. If Mr. O'Connor voluntarily terminates his employment for any reason (other than for good reason), he will only receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon.

        Non-competition and non-solicitation covenants apply to Mr. O'Connor for a period of two years following the termination of his employment without regard to the reason for such termination.

Aon Corporation

  Mr. Dail's Employment Agreement

        Mr. Dail's employment agreement provides that, in the event of Mr. Dail's death during the term of the agreement, his estate will receive an amount equal to Mr. Dail's base salary at the date of death through April 30, 2013, reduced by the amount of any benefit paid under any life insurance policy maintained by Aon for his benefit. In the event of Aon's termination of Mr. Dail's employment by reason of disability, he will receive: (i) an amount equal to Mr. Dail's base salary at the date of termination through April 30, 2013, reduced by the amount of any benefit paid under any disability insurance policy maintained by Aon for his benefit and (ii) a pro rata bonus for the year in which the termination of employment occurs equal to the total value of the bonus paid to Mr. Dail for the year prior to the year of termination multiplied by a ratio equal to the number of days Mr. Dail was employed during the year of termination divided by 365.

        If Aon terminates Mr. Dail's employment for cause as set forth in his employment agreement, Mr. Dail will receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Aon terminates Mr. Dail's employment for any reason, other than for cause, or due to death or disability, Aon must give Mr. Dail 365 days prior written notice of termination, and he will be entitled to receive: (i) all accrued base salary and benefits as of the notice date; (ii) during such twelve-month notice period his base salary at the rate in effect as of the notice date through his date of termination; (iii) a cash payment payable on the termination date in an amount equal to Mr. Dail's base salary as of the notice date and (iv) during such twelve- month notice period and thereafter, as applicable, other employee benefits to which he would be entitled at the time of termination in accordance with the terms of the plans and programs of Aon. If Mr. Dail voluntarily terminates his employment for good reason (as defined in the agreement), he must give Aon forty-five (45) days prior written notice and will be entitled to receive the payments and benefits set forth in items (i) through (iv) of the immediately preceding sentence. If Mr. Dail voluntarily terminates his employment for any reason (other than for good reason), he will only receive: (i) his accrued base salary through his date of termination; and (ii) other employee benefits to which he was entitled at the time of termination in accordance with the terms of the plans and programs of Aon.

        Non-competition and non-solicitation covenants apply to Mr. Dail for a period of two years following the termination of his employment without regard to the reason for such termination.

  Mr. Appel's Transition Agreement

        Mr. Appel's transition agreement provides that if his employment is terminated due to: (i) his death, his beneficiaries will be entitled to receive the compensation and benefits he would be provided under the transition agreement, excluding welfare benefits; (ii) his illness, injury or other disability, or Aon's termination of his employment, other than for cause (as defined in the transition agreement), he will be entitled to the compensation and benefits provided to him under the transition agreement to the extent not yet then provided; or (iii) Aon's reasonably determining that he has materially breached and not cured his breach of his obligations under the transition agreement within the time period specified in the transition agreement, all of Aon's obligations under the transition agreement immediately terminate.

        If Mr. Appel's employment is terminated for cause (as defined in the transition agreement), or the Chief Executive Officer reasonably determines that facts exist to support a finding that specific elements of cause (as defined in the transition agreement) have been satisfied after December 31, 2010 but prior to May 5, 2011, Aon will be relieved of certain obligations under the transition agreement,

Aon Corporation

including to provide the additional consideration, including without limitation, the lump sum cash payment of $4,263,000, office space and secretarial assistance, reimbursement for the difference between the COBRA premium rate and the active employee rate, reimbursement of up to $17,500 in reasonable legal fees and expenses, and standard executive-level outplacement assistance for the 2011 calendar year. In addition, if Mr. Appel is terminated for cause, he will not be entitled to continue to vest in any of the equity awards identified as eligible for continued vesting in the transition agreement.

        Non-competition and non-solicitation covenants apply to Mr. Appel for a period of two years following the termination of his employment without regard to the reason for such termination.

Termination and Change-in-Control Tables

        The tables below outline the potential payments to the named executive officers upon the occurrence of various termination events, including, without limitation, a termination upon a change-in-control of Aon. The following assumptions apply with respect to the tables below and any termination of employment of a named executive officer:

  •
  The amounts shown in the table assume that the employment of each named executive officer, was terminated on December 31, 2010, and that the price per share of Common Stock is $46.01 per share, the closing market price per share on December 31, 2010, the last trading day of 2010. Accordingly, the tables set forth amounts earned as of December 31, 2010 and include estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination event. Information regarding the payments and benefits received by Mr. Appel in connection with his actual transition from Aon on December 31, 2010 are set forth under the heading "Transition of Andrew M. Appel" below.

  •
  The employment of the named executive officers other than Mr. Appel did not actually terminate on December 31, 2010. In addition, a change-in-control of Aon did not occur on December 31, 2010. As a result, the named executive officers other than Mr. Appel did not receive any of the amounts shown in the tables or described below. The actual amounts to be paid to a named executive officer in connection with a termination event can only be determined at the time of such termination event.

  •
  Each named executive officer is entitled to receive amounts earned during the term of his employment regardless of the manner of termination. These amounts include accrued base salary, accrued vacation time and other employee benefits to which the named executive officer was entitled on the date of termination, and are not shown in the tables below.

  •
  For purposes of the tables below, the specific definitions of (i) "good reason" applicable to the column entitled "Voluntary Termination—by Executive for Good Reason," (ii) "cause" applicable to the column entitled "Involuntary Termination—For Cause," and (iii) "without cause" or "not for cause" applicable to the column entitled "Involuntary Termination—Without Cause" for each of the named executive officers can be found, to the extent applicable, in their respective employment agreements. In addition, the specific definitions of "qualifying termination" applicable to the column entitled "Qualifying Termination—Change-in-Control" can be found in the Tier 1 Agreements entered into with each of the named executive officers other than Mr. Appel.

Aon Corporation

Leadership Performance Program

        The various cycles of the Leadership Performance Program were adopted as sub-plans of the Stock Plan to unite senior leaders of Aon around the common objectives of growing value, driving and motivating performance, and aligning senior executives with the overall success of Aon. LPP 3 was effective January 1, 2008, and covers the performance period beginning January 1, 2008 and ending December 31, 2010. LPP 4 was effective January 1, 2009, and covers the performance period beginning January 1, 2009 and ending December 31, 2011. LPP 5 was effective January 1, 2010, and covers the performance period beginning January 1, 2010 and ending December 31, 2012. Other than Mr. Fradin, each named executive officer received a performance award under each of LPP3, LPP4 and LPP5. On August 12, 2010, the Compensation Committee approved the grant, effective upon the closing of the Hewitt acquisition, of a performance award having a grant date fair value of $2 million to Mr. Fradin under LPP6, which was effective January 1, 2011, and covers the performance period beginning January 1, 2011 and ending December 31, 2013. This award is shown in Mr. Fradin's table below. The treatment of the performance awards granted to Mr. Appel is discussed later in this section under the heading "Transition of Andrew M. Appel." For purposes of the tables below, performance share units and options granted pursuant to LPP3, LPP4 and LPP5 will be treated as follows upon the occurrence of various termination events:

  •
  For options granted under LPP3 and LPP4, under "Qualifying Termination—Change-in-Control": (a) in the event of an involuntary termination without cause within two years following a change-in-control, all outstanding unvested options become fully vested and the named executive officer has a 90-day period from the date of termination to exercise all vested options; and (b) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment described in the footnotes to the change-in-control/termination tables for options granted other than pursuant to the named executive officer's employment agreement will continue to apply.

  •
  For grants of performance share units under each of LPP3, LPP4 and LPP5, under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," participation in the LPP is cancelled retroactively back to the beginning of the performance period and performance share units will be forfeited in their entirety. For grants of performance share units under LPP3, LPP4 and LPP5, under "Death" or "Disability," the outstanding performance share units will immediately convert to shares of Common Stock at the greater of: (a) one hundred percent (100%) of the target level; or (b) the number of shares that would have resulted from the growth rate achieved during the named executive officer's period of service during the performance period.

  •
  For grants of performance share units under each of LPP3, LPP4 and LPP5, under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," a pro-rated amount of the outstanding performance share units convert to shares of Common Stock at the end of the performance period based on the cumulative growth achieved during the named executive officer's employment during the performance period as a proportion of the total achieved over the performance period. For purposes of the calculation set forth in the preceding sentence only, the growth achieved during the named executive officer's employment will be measured as of the last full calendar quarter preceding the termination date.

  •
  For grants of performance share units under the LPP3, LPP4 and LPP5, under "Qualifying Termination—Change-in-Control," the outstanding performance share units convert to shares of

Aon Corporation

    Common Stock as follows: (a) if the named executive officer's employment is terminated without cause following a change-in-control but prior to the end of the performance period, the conversion occurs at the greater of: (i) one hundred percent (100%) of the target level; or (ii) the number of shares that would have resulted from the growth rate achieved during the named executive officer's period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; and (b) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment of performance share units described elsewhere in this section shall apply as if a change-in-control did not occur. In addition, amounts calculated using the methodology as described in this paragraph represent: (a) for grants under LPP3, the payout of a pro-rated amount of the outstanding performance share units at one hundred and thirty percent (130%) of the target level; (b) for grants under LPP4, the payout of a pro-rated amount of the outstanding performance share units at one hundred and fifteen percent (115%) of the target level; and (c) for grants under LPP5, the payout of a pro-rated amount of the outstanding performance share units at ninety-one percent (91%) of the target level. For grants of performance share units under LPP3, LPP4 and LPP5, in the event of a change-in-control, without a qualifying termination, where the successor entity does not assume and continue the respective LPP, the outstanding performance share units will immediately convert to shares of Common Stock at the greater of: (a) one hundred percent (100%) of the target level; or (b) the number of shares that would have resulted from the growth rate achieved during the performance period measured as of the last full calendar quarter preceding the closing date.

Aon Benfield Performance Program

        The Aon Benfield Performance Program was adopted as a sub-plan of the Stock Plan effective January 1, 2009 to provide a unifying and motivating long-term wealth-building program for the key members of the leadership team of Aon Benfield, which conducts Aon's reinsurance brokerage operations. The ABPP covers the performance period beginning January 1, 2009 and ending December 31, 2011. Each of Messrs. Appel and Dail has received a performance award under the ABPP. No other named executive officer is a participant in this performance program. The treatment of the performance awards granted to Mr. Appel is discussed later in this section under the heading "Transition of Andrew M. Appel." For purposes of the tables below, performance share units granted pursuant to the ABPP, and restricted stock units issued upon settlement of those performance share units, will be treated as follows upon the occurrence of various termination events:

  •
  For grants of performance share units under the ABPP, under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," a prorata amount of the outstanding performance share units convert to restricted stock units at the end of the performance period based on the cumulative growth achieved during the named executive officer's employment during the performance period as a proportion of the total achieved over the performance period, multiplied by seventy-five percent (75%). For purposes of the calculation set forth in the preceding sentence only, the growth achieved during the named executive officer's employment will be measured as of the last full calendar quarter preceding the termination date. Under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," unvested restricted stock units under the ABPP will vest prorata on the date of termination at twenty-five percent (25%) plus an additional prorated amount of restricted stock units determined based on the number of days employed between the

Aon Corporation

    settlement date and the first anniversary thereof divided by 365, and will be paid out within sixty (60) days following the termination date.

  •
  For grants of performance share units under the ABPP, under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," participation in the ABPP is cancelled retroactively back to the beginning of the performance period. Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause," unvested restricted stock units will be forfeited in their entirety.

  •
  For grants of performance share units under the ABPP, under "Death" or "Disability," the outstanding performance share units will immediately convert to restricted stock units at the greater of: (a) one hundred percent (100%) of the target level; or (b) an amount calculated using the number of shares that would have resulted from the growth rate achieved during the named executive officer's period of service during the performance period, paid out within sixty (60) days following the termination date. Under "Death" or "Disability," unvested restricted stock units will vest in full on or after the settlement date but prior to the first anniversary thereof, and will be paid out within sixty (60) days following such event.

  •
  For grants of performance share units under the ABPP, under "Qualifying Termination—Change-in-Control," the outstanding performance share units convert to restricted stock units as follows: (a) if the named executive officer's employment is terminated without cause following a change-in-control prior to the end of the first year of the performance cycle, the conversion occurs at the greater of: (i) fifty percent (50%) of the target level; or (ii) the number of restricted stock units that would have been earned based on the growth rate achieved during the named executive officer's period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; (b) if the named executive officer's employment is terminated without cause following a change-in-control after the first year of the performance cycle, the conversion occurs at the greater of: (i) one hundred percent (100%) of the target level; or (ii) the number of restricted stock units that would have been earned based on the growth rate achieved during the named executive officer's period of service during the performance period, measured as of the last full calendar quarter preceding the termination date; and (c) in the event of a termination for cause, voluntary termination, death or disability, or if the named executive officer's employment continues through the end of the performance period, the treatment described above with respect to the ABPP shall apply to the performance share units and the restricted stock units as if a change-in-control did not occur. In addition, amounts calculated using the methodology described in this paragraph represent, for grants under the ABPP, the payout of a pro-rated amount of the outstanding performance share units at fifty-eight and one-half percent (58.5%) of the target level. For grants under the ABPP, in the event of a change-in-control, without a qualifying termination, where the successor entity does not assume and continue the ABPP, the outstanding performance share units will immediately convert to restricted stock units at the greater of: (i) fifty percent (50%) of the target level, if less than one year of the performance period is completed; (ii) one hundred percent (100%) of the target level if more than one year of the performance period is completed; or (iii) the number of shares that would have been earned based on the growth rate achieved during the performance period, measured as of the last full calendar quarter preceding the closing date.

Aon Corporation

Gregory C. Case
President and Chief Executive Officer
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(2) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in-Control(3) ($)

Cash Severance(4)	—	9,000,000	—	—	—	9,000,000	—
Annual Incentive Bonus(5)	—	3,000,000	3,000,000	3,000,000	—	3,000,000	1,935,033
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(6)	—	1,928,923	1,928,923	1,928,923	—	1,928,923	1,928,923
Stock Options (Unvested; Accelerated or Continued Vesting)(7)(8)	—	327,038	663,830	663,830	—	327,038	663,830
Performance Share Units (LPP)(9)	—	18,493,357	33,224,442	33,224,442	—	18,493,357	33,224,442
Continuation of Health & Welfare Benefits(10)	—	20,106	—	—	—	20,106	—
Additional Benefit(11)	—	—	2,000,000	—	—	—	—

(1)
For purposes of this table, we have assumed that Mr. Case's compensation is as follows: current base salary is equal to $1,500,000 and target annual incentive bonus is equal to 200% of base salary.

(2)
Represents a voluntary termination by Mr. Case due to: (a) the assignment to Mr. Case of any duties materially inconsistent with his position, authority, duties or responsibilities contemplated by his employment agreement; (b) Aon's failure to comply with the provisions of his employment agreement regarding compensation; (c) Aon's requirement that Mr. Case's principal office be located more than fifty (50) miles outside of the greater Chicago metropolitan area; or (d) any other material breach by Aon of his employment agreement. Other than as provided in the preceding sentence, any other voluntary termination by Mr. Case shall constitute "Voluntary Termination—by Executive Without Good Reason."

(3)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Case would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section above entitled "Severance Agreements." Pursuant to the terms of Mr. Case's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. Case in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code. In addition, Mr. Case's severance agreement provides that Mr. Case's cash and non-equity award payments shall be capped at the "safe harbor" amount under Section 280G of the Internal Revenue Code, such that the cash and non-equity award payments are not deemed to be "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code.

(4)
Severance is calculated as two times the sum of base salary and target annual incentive bonus for "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause," and as three times base salary and target annual incentive bonus for "Qualifying Termination—Change-in-Control." For additional information regarding the payments and benefits to Mr. Case upon a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Severance Agreements."

(5)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years. As Aon considers the annual incentive bonus to be "reasonable" compensation, under Section 280G of the Internal

Aon Corporation

  Revenue Code, it is not included in Mr. Case's Change-in-Control calculations for purposes of determining the payments subject to Section 280G of the Internal Revenue Code.

(6)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding unvested restricted stock unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause": all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested RSUs granted pursuant to the ISP vest immediately. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested.

(7)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding unvested stock options ceases as of the date of termination, all unvested options are forfeited, and in the case of "Voluntary Termination—by Executive Without Good Reason," the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause": all outstanding unvested stock options vest as of the termination date in a pro rata amount based on the number of days of service between the date of grant and the date of termination, all remaining unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Death" and "Disability": all outstanding unvested stock options immediately vest and the named executive officer has a 12-month period from the date of death or disability to exercise all vested options. For options other than those granted under LPP3 and LPP4, under "Qualifying Termination—Change-in-Control," the named executive officer has a 90-day period from the date of termination to exercise all vested options. For information regarding the treatment of options granted under LPP 3 and LPP4, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(8)
The amounts in this row represent the intrinsic value of the unvested stock options as of December 31, 2010 that vest as applicable to each termination scenario.

(9)
The amounts in this row are attributable to grants of performance share units under LPP3, LPP4 and LPP5. For information regarding the treatment of performance share units granted under LPP3, LPP4 and LPP5 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(10)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Voluntary Termination—by Executive for Good Reason" and "Involuntary Termination—Without Cause."

(11)
Represents an additional benefit pursuant to the terms of his employment agreement payable upon Mr. Case's death in excess of the amount generally available to Aon's employees.

Aon Corporation

Christa Davies
Executive Vice President and Chief Financial Officer
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(2) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause (Performance)(3) ($)	Involuntary Termination— For Cause (all others)(4) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in-Control(5) ($)

Cash Severance(6)	—	2,690,411	-0-	-0-	1,600,000	—	2,690,411	4,050,000
Annual Incentive Bonus(7)	—	1,200,000	—	—	—	—	1,200,000	971,250
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(8)	—	3,176,852	3,176,852	3,176,852	—	—	3,176,852	3,176,852
Stock Options (Unvested; Accelerated or Continued Vesting)(9)(10)	—	140,305	217,371	217,371	—	—	217,371	217,371
Performance Share Units (LPP)(11)	—	5,124,382	6,972,691	6,972,691	—	—	6,306,110	6,972,691
Continuation of Health & Welfare Benefits(12)	—	—	—	—	—	—	—	15,352
Additional Pension and Non-Qualified Plan Benefit(13)	—	—	—	—	—	—	—	44,700
Excise Tax Gross-Up(14)	—	—	—	—	—	—	—	4,221,549
Continuation of Life and Disability(15)	—	—	—	—	—	—	—	2,306

(1)
For purposes of this table, we have assumed that Ms. Davies' compensation is as follows: current base salary is equal to $800,000 and target annual incentive bonus is equal to 150% of base salary.

(2)
Represents a voluntary termination by Ms. Davies due to: (a) the assignment to Ms. Davies of any duties materially inconsistent with her position, authority, duties or responsibilities contemplated by her employment agreement; (b) Aon's failure to comply with the provisions of her employment agreement regarding compensation; (c) Aon's requirement that Ms. Davies' principal office be located more than fifty (50) miles outside of the greater Chicago metropolitan area; or (d) any other material breach by Aon of her employment agreement. Other than as provided in the preceding sentence, any other voluntary termination by Ms. Davies shall constitute "Voluntary Termination—by Executive Without Good Reason."

(3)
Represents a termination for any failure (other than physical or mental disability) of Ms. Davies to perform her material duties under her employment agreement.

(4)
Represents any termination for "Cause" as defined in Ms. Davies' employment agreement, other than as provided in footnote (3) above.

(5)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Ms. Davies would receive the maximum benefits possible pursuant to the terms of her Tier 1 Agreement as described in the section entitled "Severance Agreements."

(6)
Severance is calculated as: (i) the continuation of base salary from the date of delivery of 30 days advance written notice of termination plus the continuation of base salary from the termination date through the end

Aon Corporation

  of her employment agreement plus target annual incentive bonus for "Voluntary Termination—by Executive For Good Reason," (ii) the continuation of base salary from the date of delivery of written notice of termination through the one year notice period plus the continuation of base salary from the termination date through the end of her employment agreement plus target annual incentive bonus for "Involuntary Termination—Without Cause" and (iii) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Ms. Davies. For "Death" and "Disability," as the amount payable to Ms. Davies under the applicable death or disability insurance policy maintained by Aon for her benefit exceeds the cash severance payable to her in the event of a termination, the amount shown in these columns is zero. For "Involuntary Termination—For Cause (Performance)," severance is calculated as the continuation of base salary for a period of two years from the date of termination of employment.

(7)
For "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," the annual incentive bonus is calculated at Ms. Davies's target full-year annual bonus. For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years. As Ms. Davies commenced employment with Aon in November 2007, and did not receive an annual incentive bonus for 2007, under "Qualifying Termination—Change-in-Control," the average annual cash incentive was calculated based on the preceding two years.

(8)
Under "Voluntary Termination—by Executive Without Good Reason," "Involuntary Termination—For Cause (Performance)," and "Involuntary Termination—For Cause (all others)," the vesting of all outstanding restricted stock award unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested restricted stock unit awards granted pursuant to Ms. Davies' employment agreement immediately vest; and (b) all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards granted under the ISP become fully vested.

(9)
Under "Voluntary Termination—by Executive Without Good Reason," "Involuntary Termination—For Cause (Performance)" and "Involuntary Termination—For Cause (all others)" the vesting of all outstanding unvested stock options ceases as of the date of termination, all unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested stock options granted pursuant to Ms. Davies' employment agreement immediately vest and remain exercisable for 90 days; (b) all other outstanding unvested stock options vest as of the termination date in a pro rata amount based on the number of days of service between the date of grant and the month of termination, all remaining unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options; and (c) the amounts shown reflect an additional 90 days of vesting during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and an additional year of vesting during the notice period in the event of "Involuntary Termination—Without Cause." Under "Death" and "Disability" all outstanding unvested stock options immediately vest and the named executive officer has a 12-month period from the date of death or disability to exercise all vested options. For all options other than those granted under LPP3 and LPP4, under "Qualifying Termination—Change-in-Control," all outstanding unvested stock options become fully vested and the named executive officer has a 90-day period from the date of termination to exercise all vested options. For information regarding the treatment of options granted under LPP3 and LPP4 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(10)
The amounts in this row represent the intrinsic value of the unvested stock options as of December 31, 2010 that vest as applicable to each termination scenario.

Aon Corporation

(11)
The amounts in this row are attributable to grants of performance share units under LPP3, LPP4 and LPP5. The amounts in this row reflect an additional quarter of performance credit that will accrue to Ms. Davies during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of performance credit that will accrue to Ms. Davies during the notice period in the event of "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP3, LPP4 and LPP5, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(12)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(13)
Represents additional pension and non-qualified plan benefits payable to Ms. Davies under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified benefit plans, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(14)
The assumptions used to calculate the excise tax gross-up include the following: (a) a change-in-control occurred on December 31, 2010; (b) the named executive officer was involuntarily terminated on December 31, 2010; (c) the combined state and federal tax rate for the named executive officer was thirty-four percent (34%); and (d) the excise tax rate was twenty percent (20%).

(15)
Continuation of life and disability insurance is calculated as twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Aon Corporation

Russell P. Fradin
Chairman and Chief Executive Officer—Aon Hewitt
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(2) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(3) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in-Control(4) ($)

Cash Severance(5)	—	2,082,192	4,250,685	4,180,685	—	2,082,192	5,265,580
Annual Incentive Bonus(6)	—	—	—	—	—	—	1,632,790
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	5,856,659	5,974,692	8,199,350	8,199,350	5,856,659	5,974,692	8,199,350
Performance Share Units (LPP and AHPP)(8)	—	—	—	—	—	—	—
Continuation of Health & Welfare Benefits(9)	—	—	—	—	—	—	22,342
Additional Pension and Non-Qualified Plan Benefit(10)	1,810,611	1,810,611	1,810,611	1,810,611	1,810,611	1,810,611	1,810,611
Excise Tax Gross-Up—Legacy Hewitt Severance Agreement(11)	—	4,413,385	4,896,646	4,896,646	—	4,413,385	4,896,646
Continuation of Life and Disability(12)	—	—	—	—	—	—	576

(1)
For purposes of this table, we have assumed that Mr. Fradin's compensation is as follows: current base salary is equal to $1,000,000 and target annual incentive bonus is equal to 150% of base salary.

(2)
Represents a voluntary termination by Mr. Fradin due to any of the following remaining uncured by Aon for thirty (30) days after written notice of the existence of such good reason event is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. Fradin; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. Fradin's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Mr. Fradin is required to perform his principal duties under the employment agreement by more than fifty (50) miles from his Lincolnshire, Illinois office location.

(3)
Represents any termination for "Cause" as defined in Mr. Fradin's employment agreement.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Fradin would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Mr. Fradin's severance agreement, Aon retained the obligation under Mr. Fradin's previous employment arrangement with Hewitt to provide a tax gross-up payment to Mr. Fradin in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code arising out of, or in any way in connection with, the Hewitt acquisition. This obligation would be triggered in the event of any of the termination scenarios set forth in the table.

(5)
Severance is calculated as: (i) the continuation of base salary from the date of delivery of thirty (30) days advance written notice of termination plus a pro rata portion of Mr. Fradin's annual bonus for the year in which the termination occurred based on actual results for the year and the number of days Mr. Fradin was employed during such year plus a lump sum severance payment equal to two times Mr. Fradin's base salary at the time of termination for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (ii) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death or disability through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Mr. Fradin, plus a pro rata

Aon Corporation

  bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. Fradin for the year prior to the year of termination.

(6)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted stock unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause" all outstanding unvested restricted stock unit awards granted pursuant to his employment agreement will vest pro rata based on the number of days of service between the date of grant and the date of termination; all remaining unvested restricted stock units are forfeited. Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested. Under each termination scenario, the fully vested restricted stock unit award of 127,291 shares granted to Mr. Fradin on October 1, 2010 and having a value of $5,856,659 as of December 31, 2010, will be settled and distributed to Mr. Fradin upon his departure from Aon.

(8)
Awards under LPP6 and the AHPP having an aggregate grant date fair value of $4,000,000 were granted to Mr. Fradin on October 1, 2010. However, the terms of these awards, and their treatment under various termination scenarios, was not determinable at December 31, 2010, as the performance plans governing these awards were not adopted by the Compensation Committee until March 17, 2011. As a result, the amount shown in this table for awards to Mr. Fradin under LPP6 and the AHPP is 0.

(9)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(10)
Represents additional pension and non-qualified plan benefits payable to Mr. Fradin under the various termination scenarios, including the payment of $1,810,611 representing Mr. Fradin's balance in the Deferred Compensation Plan. Includes two additional years of age and service credit under Aon's nonqualified benefit plans, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(11)
Pursuant to the terms of the Tier 1 Agreement with Mr. Fradin, Aon is not obligated to provide excise tax gross-up protection to Mr. Fradin in the event of a change-in-control of Aon; provided, however, that Mr. Fradin retained the right to receive excise tax gross-up protection as set forth in previously-existing agreements between Hewitt and Mr. Fradin in connection with any excise taxes imposed under Section 4999 of the Internal Revenue Code arising out of, or in any way connected with, the Hewitt acquisition. The amounts shown in this row reflect the excise tax gross-up protection payable to Mr. Fradin in the event of each termination scenario.

(12)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Aon Corporation

Stephen P. McGill
Chairman and Chief Executive Officer—Aon Risk Solutions
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive for Good Reason(2)	Death ($)	Disability ($)	Involuntary Termination— For Cause ($)	Involuntary Termination— Without Cause(3) ($)	Qualifying Termination— Change-in-Control(4) ($)

Cash Severance(5)	—	2,200,000	9,220,411	9,220,411	—	2,200,000	—
Annual Incentive Bonus(6)	—	—	—	—	—	—	1,111,729
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	—	3,541,340	5,106,650	5,106,650	—	3,827,170	5,106,650
Stock Options (Unvested; Accelerated or Continued Vesting)(8)(9)	—	186,998	293,031	293,031	—	277,101	293,031
Performance Share Units (LPP)(10)	—	7,222,409	9,686,844	9,686,844	—	8,798,062	9,686,844

(1)
For purposes of this table, we have assumed that Mr. McGill's compensation is as follows: current base salary is equal to $1,100,000 and target annual incentive bonus is equal to 175% of base salary.

(2)
Represents a voluntary termination by Mr. McGill upon 90 days notice due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. McGill; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. McGill's employment that breaches the employment agreement; or (c) a change by Aon in the location at which Mr. McGill is required to perform his principal duties under the agreement to offices that are not located in the Chicago or New York greater metropolitan areas.

(3)
Represents any termination for "Cause" as defined in Mr. McGill's employment agreement.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. McGill would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements." Pursuant to the terms of Mr. McGill's severance agreement, Aon is not obligated to provide a gross-up payment to Mr. McGill in connection with any excise taxes imposed by Section 4999 of the Internal Revenue Code. In addition, Mr. McGill's severance agreement provides that Mr. McGill's cash and non-equity award payments shall be capped at the greater of: (i) the "safe harbor" amount under Section 280G of the Internal Revenue Code, such that the payments and benefits are not deemed to be "excess parachute payments" or (ii) the amount of payments and benefits that would otherwise be provided under the agreement so long as the payments and benefits outweigh the tax consequences to Mr. McGill of receipt thereof.

(5)
Severance is calculated as: (i) the continuation of base salary for one year from the date of delivery of written notice of termination plus a cash payment equal to Mr. McGill's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (ii) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control"; provided, however, that payment will not be distributed consistent with limitations set forth in note 4 of this table. For "Death," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period plus the amount of any benefit paid under any individual or group life insurance policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination. For "Disability," severance is calculated as a pro-rata amount of base salary from the date of disability through the end of the employment period less the amount of any benefit paid under any disability policy maintained by Aon for the benefit of Mr. McGill, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. McGill for the year prior to the year of termination.

Aon Corporation

(6)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive without Good Reason" and "Involuntary Termination—For Cause" the vesting of all outstanding restricted stock unit awards ceases upon the date of the employment termination and all unvested awards are forfeited. Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) with respect to restricted stock unit awards granted other than pursuant to the ISP, the unvested restricted stock unit awards vest as of the employment termination date in a pro rata amount based on the number of days of service between the date of grant and the date of termination and all remaining unvested awards are forfeited; (b) with respect to restricted stock unit awards granted pursuant to the ISP, the restricted stock unit awards continue to vest in accordance with their original vesting schedules; and (c) the amounts shown reflect an additional 90 days of vesting during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and an additional year of vesting during the notice period in the event of "Involuntary Termination—Without Cause." Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested.

(8)
Under "Voluntary Termination—by Executive without Good Reason", the vesting of all outstanding unvested stock options ceases as of the date of employment termination, all unvested options are forfeited and the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Death" and "Disability" all outstanding unvested stock options immediately vest and the named executive officer has a 12-month period from the date of death or disability to exercise all vested options. Under "Involuntary Termination—For Cause," all vesting ceases as of the date of termination and all such unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested stock options vest as of the termination date in a pro rata amount based on the number of days of service between the date of grant and the date of termination; (b) all remaining unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options; and (c) the amounts shown reflect an additional 90 days of vesting during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and an additional year of vesting during the notice period in the event of "Involuntary Termination—Without Cause." For information regarding the treatment of options granted under LPP3 and LPP4 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(9)
The amounts in this row represent the intrinsic value of the unvested stock options as of December 31, 2010 that vest as applicable to each termination scenario.

(10)
The amounts in this row are attributable to grants of performance share units under LPP3, LPP4 and LPP5. The amounts in this row reflect an additional quarter of performance credit that will accrue to Mr. McGill during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and an additional year of performance credit that will accrue to Mr. McGill during the notice period in the event of "Involuntary Termination—Without Cause." For information regarding the treatment of performance share units granted under LPP3, LPP4 and LPP5, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

Aon Corporation

Michael J. O'Connor
Chief Operating Officer—Aon Risk Solutions
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(2) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(3) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(4) ($)

Cash Severance(5)	—	2,400,000	1,122,740	2,334,347	—	2,400,000	3,300,000
Annual Incentive Bonus(6)	—	—	—	—	—	—	675,000
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	—	2,157,940	2,693,379	2,693,379	—	2,157,940	2,693,379
Stock Options (Unvested; Accelerated or Continued Vesting)(8)(9)	—	140,468	177,237	177,237	—	140,468	177,237
Performance Share Units (LPP)(10)	—	3,472,357	4,058,574	4,058,574	—	3,472,357	4,058,574
Continuation of Health & Welfare Benefits(11)	—	—	—	—	—	—	15,352
Additional Pension and Non-Qualified Plan Benefit(12)	—	—	—	—	—	—	44,700
Excise Tax Gross-Up(13)	—	—	—	—	—	—	2,567,436
Continuation of Life and Disability(14)	—	—	—	—	—	—	2,556

(1)
For purposes of this table, we have assumed that Mr. O'Connor's compensation is as follows: current base salary is equal to $800,000 and target annual incentive bonus is equal to 100% of base salary.

(2)
Represents a voluntary termination by Mr. O'Connor due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. O'Connor; or (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. O'Connor's employment that breaches the employment agreement.

(3)
Represents any termination for "Cause" as defined in Mr. O'Connor's employment agreement.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. O'Connor would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements."

(5)
Severance is calculated as: (i) a cash payment equal to Mr. O'Connor's annual base salary as of the notice date plus the payment of base salary until December 31, 2012 for "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause," and (ii) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Mr. O'Connor, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. O'Connor for the year prior to the year of termination.

(6)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted stock unit awards ceases upon the date of the employment

Aon Corporation

  termination and all unvested awards are forfeited. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested restricted stock unit awards granted pursuant to Mr. O'Connor's employment agreement will vest pro rata; (b) all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules; and (c) the amounts shown reflect an additional year of vesting during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and "Involuntary Termination—Without Cause." Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested.

(8)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause" the vesting of all outstanding unvested stock options ceases as of the date of termination, all unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested stock options granted pursuant to Mr. O'Connor's employment agreement will vest pro rata and remain exercisable for 90 days; (b) all other outstanding unvested stock options vest as of the termination date in a pro rata amount based on the number of days of service between the date of grant and the date of termination, all remaining unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options; and (c) the amounts shown reflect an additional year of vesting during the notice period in the event of "Voluntary Termination—by Executive for Good Reason," and "Involuntary Termination Without Cause." Under "Death" and "Disability" all outstanding unvested stock options immediately vest and the named executive officer has a 12-month period from the date of death or disability to exercise all vested options. For all options other than those granted under LPP3 and LPP4, under "Qualifying Termination—Change-in-Control," all outstanding unvested stock options become fully vested and the named executive officer has a 90-day period from the date of termination to exercise all vested options. For information regarding the treatment of options granted under LPP3 and LPP4 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(9)
The amounts in this row represent the intrinsic value of the unvested stock options as of December 31, 2010 that vest as applicable to each termination scenario.

(10)
The amounts in this row are attributable to grants of performance share units under LPP3, LPP4 and LPP5. For information regarding the treatment of performance share units granted under LPP3, LPP4 and LPP5, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program." The amounts in this row reflect an additional year of performance credit that will accrue to Mr. O'Connor during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of performance credit that will accrue to Mr. O'Connor during the notice period in the event of "Involuntary Termination—Without Cause."

(11)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(12)
Represents additional pension and non-qualified plan benefits payable to Mr. O'Connor under the various termination scenarios. Includes two additional years of age and service credit under Aon's nonqualified benefit plans, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(13)
The assumptions used to calculate the excise tax gross-up include the following: (a) a change-in-control occurred on December 31, 2010; (b) the named executive officer was involuntarily terminated on December 31, 2010; (c) the combined state and federal tax rate for the named executive officer was thirty percent (30%); and (d) the excise tax rate was twenty percent (20%).

(14)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Aon Corporation

Baljit Dail
Chief Executive Officer—Aon Hewitt Global Consulting
Payments and Benefits Upon Termination as of December 31, 2010(1)

	Voluntary Termination— by Executive Without Good Reason ($)	Voluntary Termination— by Executive For Good Reason(2) ($)	Death ($)	Disability ($)	Involuntary Termination— For Cause(3) ($)	Involuntary Termination— Without Cause ($)	Qualifying Termination— Change-in- Control(4) ($)

Cash Severance(5)	—	1,600,000	1,263,014	2,863,014	—	1,600,000	3,500,000
Annual Incentive Bonus(6)	—	—	—	—	—	—	651,667
Restricted Stock Unit Awards (Unvested; Accelerated or Continued Vesting)(7)	—	600,661	600,661	600,661	—	600,661	600,661
Stock Options (Unvested; Accelerated or Continued Vesting)(8)(9)	—	67,552	110,145	110,145	—	104,835	110,145
Performance Share Units (LPP and ABPP)(10)	—	3,578,220	5,509,555	5,509,555	—	4,355,051	5,509,555
Continuation of Health & Welfare Benefits(11)	—	—	—	—	—	—	17,838
Additional Pension and Non-Qualified Plan Benefit(12)	112,860	112,860	112,860	112,860	112,860	112,860	162,660
Excise Tax Gross-Up(13)	—	—	—	—	—	—	3,472,780
Continuation of Life and Disability(14)	—	—	—	—	—	—	2,918

(1)
For purposes of this table, we have assumed that Mr. Dail's compensation is as follows: current base salary is equal to $800,000 and target annual incentive bonus is equal to 100% of base salary.

(2)
Represents a voluntary termination by Mr. Dail due to any of the following remaining uncured by Aon for twenty (20) days after notice is delivered: (a) a substantial adverse alteration in the then-current responsibilities of Mr. Dail in a manner not contemplated by the terms of the employment agreement; (b) any material breach of the employment agreement by Aon, including any purported termination of Mr. Dail's employment that breaches the employment agreement; (c) a change by Aon in the location at which Mr. Dail is required to perform his principal duties under the employment agreement to offices that are not located in the greater Chicago metropolitan area; or (d) the failure of Aon to obtain from any successor or transferee an express written and unconditional assumption of Aon's obligations under the employment agreement.

(3)
Represents any termination for "Cause" as defined in Mr. Dail's employment agreement.

(4)
For purposes of this table, under a "Qualifying Termination—Change-in-Control" we have assumed that Mr. Dail would receive the maximum benefits possible pursuant to the terms of his Tier 1 Agreement as described in the section entitled "Severance Agreements."

(5)
Severance is calculated as: (i) the continuation of base salary from the date of delivery of one year's advance written notice of termination plus a cash payment equal to Mr. Dail's annual base salary as of the notice date for "Voluntary Termination—by Executive For Good Reason," (ii) the continuation of base salary from the date of delivery of written notice of termination through the one year notice period plus a cash payment equal to Mr. Dail's annual base salary as of the notice date for "Involuntary Termination—Without Cause," and (iii) two times base salary plus average incentive compensation for the preceding two years for "Qualifying Termination—Change-in-Control." For "Death" and "Disability," severance is calculated as a pro-rata amount of base salary from the date of death through the end of the employment period, reduced by the amount of any benefit paid under any individual or group life insurance policy or any disability policy maintained by Aon for the benefit of Mr. Dail, plus a pro rata bonus for the year in which such termination of employment occurs equal to the total value of the bonus paid to Mr. Dail for the year prior to the year of termination.

Aon Corporation

(6)
For "Qualifying Termination—Change-in-Control," the annual incentive bonus is generally calculated based upon the named executive officer's average annual cash incentive for the preceding three years.

(7)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause," the vesting of all outstanding restricted stock unit awards ceases upon the date of the employment termination and all unvested awards are forfeited, and for "Voluntary Termination—by Executive Without Good Reason," the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause" all outstanding unvested restricted stock unit awards granted pursuant to the ISP continue to vest in accordance with their original vesting schedules. Under "Death" and "Disability," all outstanding unvested restricted stock unit awards become fully vested as of the date of termination. Under "Qualifying Termination—Change-in-Control," all outstanding unvested restricted stock unit awards become fully vested.

(8)
Under "Voluntary Termination—by Executive Without Good Reason" and "Involuntary Termination For Cause" the vesting of all outstanding unvested stock options ceases as of the date of termination, all unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options. Under "Voluntary Termination—by Executive For Good Reason" and "Involuntary Termination—Without Cause": (a) all outstanding unvested stock options vest as of the termination date in a pro rata amount based on the number of days of service between the date of grant and the date of termination, all remaining unvested options are forfeited, and the named executive officer has a 90-day period from the date of termination to exercise all vested options; and (b) the amounts shown reflect an additional 45 days of vesting during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of vesting during the notice period in the event of "Involuntary Termination—Without Cause." Under "Death" and "Disability" all outstanding unvested stock options immediately vest and the named executive officer has a 12-month period from the date of death or disability to exercise all vested options. For all options other than those granted under LPP3 and LPP4, under "Qualifying Termination—Change-in-Control," all outstanding unvested stock options become fully vested and the named executive officer has a 90-day period from the date of termination to exercise all vested options. For information regarding the treatment of options granted under LPP3 and LPP4 in the event of a "Qualifying Termination—Change-in-Control," please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program."

(9)
The amounts in this row represent the intrinsic value of the unvested stock options as of December 31, 2010 that vest as applicable to each termination scenario.

(10)
The amounts in this row are attributable to grants of performance share units under LPP3, LPP4, LPP5 and the ABPP. For information regarding the treatment of performance share units granted under LPP3, LPP4 and LPP5, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Leadership Performance Program." For information regarding the treatment of performance share units granted under the ABPP, please see the discussion set forth above in this section under the heading "Termination and Change-in-Control Tables—Aon Benfield Performance Program." The amounts in this row reflect an additional quarter of performance credit that will accrue to Mr. Dail during the notice period in the event of "Voluntary Termination—by Executive For Good Reason," and an additional year of performance credit that will accrue to Mr. Dail during the notice period in the event of "Involuntary Termination—Without Cause."

(11)
Continuation of Health & Welfare Benefits is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

(12)
Represents additional pension and non-qualified plan benefits payable to Mr. Dail under the various termination scenarios, including the payment of $112,860 representing Mr. Dail's balance in the Deferred Compensation Plan. Includes two additional years of age and service credit under Aon's nonqualified benefit plans, and, in the case of the Supplemental Savings Plan, two additional years of plan contributions.

(13)
The assumptions used to calculate the excise tax gross-up include the following: (a) a change-in-control occurred on December 31, 2010; (b) the named executive officer was involuntarily terminated on December 31, 2010; (c) the combined state and federal tax rate for the named executive officer was thirty-six percent (36%); and (d) the excise tax rate was twenty percent (20%).

(14)
Continuation of life and disability insurance is calculated for twenty-four (24) months under "Qualifying Termination—Change-in-Control."

Aon Corporation

Transition of Andrew M. Appel

        The impact of the transition of Mr. Appel from his role as an executive officer of Aon, effective November 5, 2010 (the "Transition Date"), on his compensation and benefits is as follows:

  •
  Mr. Appel remained an employee of Aon through December 31, 2010 (the "Termination Date"), and continued through the Termination Date to: (i) receive his base salary at a rate equal to $950,000; (ii) remain eligible to participate in Aon's welfare benefit plans on the same terms offered generally to Aon executives; and (iii) remain a participant in Aon's qualified and non-qualified retirement plans in which he participated as of the Transition Date.

  •
  Mr. Appel forfeited any bonus or other incentive compensation for which he otherwise was eligible for services during 2010.

  •
  Certain restricted stock units, performance share units and options previously granted to Mr. Appel by Aon during the course of his employment will continue to vest pursuant to the terms and conditions of the plans and programs under which the awards were granted, including: (i) pro rata vesting of awards under Aon's Leadership Performance Programs and the ABPP based on the cumulative growth achieved during the period of Mr. Appel's employment during the performance period as a proportion of the total achieved during the performance period, with credit for vesting through December 31, 2010; and (ii) subsequent to December 31, 2010, continued vesting only in the restricted stock unit awards awarded to him from time to time pursuant to the ISP. The amount shown in this paragraph reflects Mr. Appel's transition from Aon on December 31, 2010, and assumes a price per share of Common Stock of $46.01 per share, the closing market price per share on December 31, 2010. The market value of the restricted stock units as of December 31, 2010, assuming continued vesting of 20,005 restricted stock units was $920,430. The market value of the performance share units as of December 31, 2010, assuming continued vesting and settlement of 125,444 performance share units was $5,771,684. The intrinsic value of the options as of December 31, 2010, assuming a pro rata release on the date of termination of 17,819 options, was $102,848. All other restricted stock units, performance share units and stock options previously granted to Mr. Appel by Aon during the course of his employment that will not vest by the Termination Date will be forfeited and cancelled.

  •
  Aon will also provide Mr. Appel with the following additional compensation and benefits: (i) a lump sum payment of $4,263,000, subject to applicable withholdings, on May 5, 2011; (ii) office and secretarial assistance through the earlier of the date he is re-employed elsewhere or September 30, 2011; (iii) provided Mr. Appel elects continuation health care coverage under COBRA, reimbursement for the difference between the premium rate he is required to pay and the active employee rate for similar coverage through September 30, 2011 and the cost of participation in Aon's executive physical program; (iv) reimbursement for up to $17,500 in reasonable legal fees and expenses incurred in connection with the negotiation and documentation of the transition agreement; and (v) standard executive-level outplacement assistance for the 2011 calendar year.

  •
  If Mr. Appel was terminated as of December 31, 2010 due to his death, illness, injury or other disability, or Aon's termination of his employment, other than for cause (as defined in the transition agreement), he would be entitled to the compensation and benefits provided to him under the transition agreement to the extent not yet provided.

Aon Corporation

  •
  If Mr. Appel was terminated on December 31, 2010 for cause (as defined in the transition agreement), or the Chief Executive Officer reasonably determines that facts exist to support a finding that specific elements of cause (as defined in the transition agreement) have been satisfied after December 31, 2010 but prior to May 5, 2011, Aon would be relieved of certain obligations under the transition agreement, including those outlined in the first paragraph of this section above regarding base salary and benefit and retirement plan participation, and to provide the additional consideration, including without limitation the lump sum cash payment of $4,263,000, office space and secretarial assistance, reimbursement for the difference between the COBRA premium rate and the active employee rate, reimbursement of up to $17,500 in reasonable legal fees and expenses, and standard executive-level outplacement assistance for the 2011 calendar year. In addition, in the event of a termination for cause, Mr. Appel would not be entitled to continue to vest in any of the equity awards identified as eligible for continued vesting in the transition agreement.

  •
  If Mr. Appel was terminated on December 31, 2010 due to his breach of the transition agreement and failed to cure the breach within the time frame specified in the transition agreement, all of Aon's obligations under the transition agreement would immediately terminate.

        Additional information regarding the terms of Mr. Appel's transition agreement is contained in this section under "Employment Agreements and Transition Agreement—Mr. Appel's Transition Agreement."

Aon Corporation

 2010 Director Compensation

        The table below summarizes compensation for Aon's non-employee Directors for the fiscal year ended December 31, 2010. All non-employee Directors are referred to in this proxy statement as "non-management Directors."

        Gregory C. Case, Aon's President and Chief Executive Officer, receives no additional compensation for his services as a Director of Aon. The compensation received by Mr. Case as an employee of Aon is shown in the Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 set forth in this proxy statement.

        The Compensation Committee of Aon's Board of Directors periodically reviews the compensation of Aon's non-management Directors, including the compensation of Aon's Non-Executive Chairman.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)

(a)	(b)	(c)	(g)	(h)
Fulvio Conti	95,000	95,000	—	190,000
Cheryl A. Francis(5)	23,750	170,000	10,000	203,750
Judson C. Green(5)	23,750	170,000	—	193,750
Edgar D. Jannotta	95,000	95,000	10,000	200,000
Jan Kalff	95,000	95,000	10,000	200,000
Lester B. Knight	105,000	295,000	10,000	410,000
J. Michael Losh	105,000	95,000	10,000	210,000
R. Eden Martin	95,000	95,000	10,000	200,000
Andrew J. McKenna	100,000	95,000	53,275	248,275
Robert S. Morrison	95,000	95,000	10,000	200,000
Richard B. Myers	95,000	95,000	10,000	200,000
Richard C. Notebaert	105,000	95,000	10,000	210,000
John W. Rogers, Jr.	110,000	95,000	10,000	215,000
Gloria Santona	105,000	95,000	—	200,000
Carolyn Y. Woo	95,000	95,000	10,000	200,000

Aon Corporation

(1)
This column represents the amount of cash compensation earned in 2010 for Board and Committee service. The following non-management Directors deferred cash compensation earned in 2010 into their deferred account under the Aon Outside Director Deferred Compensation Plan, a subplan of the Stock Plan and described below this table under the heading "Deferred Compensation":

Name	2010 Cash Fees Deferred ($)	Shares in Deferred Account Attributed to 2010 Cash Fees (#)

Andrew J. McKenna	100,000	2,505
Robert S. Morrison	95,000	2,381

(2)
As of December 31, 2010, each non-management Director had the following aggregate number of shares of Common Stock equivalents credited to various deferral accounts for all years of service as a non-management Director, including additional share units credited as a result of the reinvestment of dividend equivalents:

Name	Deferred Stock Units/ Common Stock Equivalents Credited to Various Deferral Accounts

Fulvio Conti	11,265
Cheryl A. Francis	4,343
Judson C. Green	4,343
Edgar D. Jannotta	60,485
Jan Kalff	8,721
Lester B. Knight	56,716
J. Michael Losh	30,877
R. Eden Martin	37,530
Andrew J. McKenna	117,723
Robert S. Morrison	41,868
Richard B. Myers	9,291
Richard C. Notebaert	50,409
John W. Rogers, Jr.	63,708
Gloria Santona	23,032
Carolyn Y. Woo	24,565

(3)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of deferred stock units granted in 2010. Additional information regarding the stock awards granted to each Director in 2010 is contained below this table under the heading "Components of Director Compensation—Grant of Deferred Stock Units." Assumptions used in the calculation of these amounts for 2010 are set forth in Note 14 to Aon's audited financial statements for the year ended December 31, 2010 included in Aon's Annual Report on Form 10-K.

(4)
Includes a matching contribution of $10,000 on behalf of each non-management Director to various organizations pursuant to the Aon Foundation Directors Matching Gift Program, with the exception of Mr. Conti, Mr. Green and Ms. Santona, for whom no matching contribution was made. Also includes, for Mr. McKenna, a life insurance premium payment of $43,725 where Mr. McKenna is the secondary insured on a policy whose proceeds will be used to fund a charitable bequest pursuant to the Aon Corporation Corporate Sponsored Bequest Plan, the terms of which are described below this table under the heading "Components of Director Compensation—Bequest Plan."

Aon Corporation

(5)
Ms. Francis and Mr. Green joined Aon's Board of Directors at the effective time of the merger of Hewitt Associates, Inc. with a subsidiary of Aon, which occurred on October 1, 2010.

Components of Director Compensation

Cash Compensation

        Aon provides its non-management Directors with the following cash compensation:

  •
  an annual retainer of $95,000, payable quarterly;

  •
  an additional annual retainer of $10,000 to the Chairs of each Board Committee other than the Audit Committee; and

  •
  an additional annual retainer of $20,000 to the Chair of the Audit Committee.

        Aon also pays or reimburses non-management Directors for reasonable travel, lodging and related expenses in connection with their attendance at Board, Committee or Aon business meetings and for other reasonable expenses related to Board service such as continuing education.

Grant of Deferred Stock Units

        In addition, under the Aon Corporation Non-Employee Directors' Deferred Stock Unit Plan, as amended and restated effective January 1, 2008, a subplan of the Stock Plan, each non-management Director receives an annual grant of deferred stock units on the date of Aon's annual meeting of stockholders. The annual grant of deferred stock units has a value of $95,000. In 2010, this grant was made on May 21. The deferred stock units vest over the course of a year, and will convert to shares of Common Stock upon the earlier of: (a) the third anniversary of the date of grant; or (b) the Director's termination of service from the Board, unless the Director makes a timely election to defer receipt of the grant in compliance with Section 409A of the Internal Revenue Code and deferral procedures established by Aon. The number of deferred stock units to be granted will be determined by dividing $95,000 by the fair market value of a share of Common Stock on the date of grant. Dividend equivalents will be credited on the deferred stock units and the dividend equivalents will be reinvested in additional deferred stock units.

        A newly-elected or appointed non-management Director will receive an additional grant of deferred stock units as of his or her first day of service on the Board. A non-management Director elected or appointed to service on the Board at Aon's annual meeting of stockholders will receive grants of deferred stock units, including the annual grant described above, with an aggregate value of $170,000. The deferred stock units will be subject to the same rules described directly above. Each of Ms. Francis and Mr. Green received a grant of deferred stock units with a value of $170,000 upon joining the Board on October 1, 2010. In addition, in 2010, in connection with his service as Aon's non-Executive Chairman, a position to which he was first elected effective August 1, 2008, Mr. Knight received an additional grant of deferred stock units with a value of $200,000.

Matching Charitable Contributions

        During 2010, Aon Foundation matched up to $10,000 of charitable contributions made to a qualified organization by any non-management Director.

Aon Corporation

Deferred Compensation

        Pursuant to the Aon Corporation Outside Director Deferred Compensation Plan, as amended and restated effective January 1, 2008 (the "Deferred Plan") and the Aon Corporation Outside Director Stock Award and Retirement Plan, as amended and restated effective January 1, 2008 (the "Award Plan") (as subplans of the Stock Plan), non-management Directors have the ability to defer receipt of cash compensation and shares of Common Stock until, generally, retirement from the Board.

        Under the Deferred Plan, prior to January 1, 2009, non-management Directors elected that all or a portion of the annual retainer (referred to herein as "Fees") be credited to either a cash account, the earnings of which are based on six-month Treasury bills, or a stock account. Both accounts are maintained for bookkeeping purposes only and no amounts are actually invested or set aside for the non-management Directors' benefit. The non-management Directors' stock accounts are credited with the number of shares that could have been purchased with the Fees using the closing price of the shares of Common Stock on the date the Fees are earned. As dividends are declared and paid on shares of Common Stock, each non-management Director's stock account, for bookkeeping purposes, is credited with the amount of shares of Common Stock that could have been purchased had such dividends been reinvested in shares of Common Stock. Distributions generally commence upon termination of Director status or retirement of the Director from the Board. With regard to the deferred Fees, distributions may be made in cash or in shares of Common Stock, at the election of the Director.

        Effective January 1, 2009, non-management Directors are provided the option to defer all or a portion of the Fees into fourteen valuation funds, including an Aon Stock fund, which are considered "deemed investments" and used to determine investment gains or losses on the account balance. The Aon Stock fund is credited with the number of shares that could have been purchased with the Fees using the closing price of the shares of Common Stock on the date the Fees are earned. As dividends are declared and paid on shares of Common Stock, each non-management Director's account is credited with the amount of shares of Common Stock that could have been purchased had such dividends been reinvested in shares of Common Stock. With the exception of the Aon Stock fund, accounts may be reallocated daily. The Aon Stock fund may be reallocated once per year to coincide with the quarter in which the annual meeting of stockholders is held. Distributions generally commence upon termination of Director status or retirement of the Director from the Board. All valuation funds, including the Aon Stock fund, are paid out in cash upon commencement of termination or retirement.

        Under the Award Plan, non-management Directors may have elected to defer receipt of the annual award of shares of Common Stock issued prior to January 1, 2006. For Directors who elected to defer, we maintain accounts for bookkeeping purposes that are credited with the number of shares of Common Stock that could have been purchased with the annual award if shares were priced at the average price of shares of Common Stock during the first three months of the year the annual award is made. As dividends are declared and paid on shares of Common Stock, each Director's account, for bookkeeping purposes, is credited with the amount of shares of Common Stock that could have been purchased had such dividends been reinvested in shares of Common Stock. Distributions are made in shares of Common Stock.

Retirement Benefits

        In addition, under the Award Plan, for periods prior to January 1, 2006, non-management Directors were also entitled to certain deferred benefits when they retired from the Board. The Award Plan provided for $20,000 to be credited to an account on behalf of each outside Director for Board

Aon Corporation

service for each year of service. Upon retirement from the Board, or upon death or disability, the vested value accumulated in the account as to a particular non-management Director will be distributed in ten installments consisting of shares of Common Stock.

        Although the retirement benefit has been discontinued, existing retirement benefits will continue to vest and will remain subject to the terms and conditions of the Award Plan, as it may be amended from time to time.

Bequest Plan

        Non-management Directors elected or appointed to serve on the Board before January 1, 2006, and who have completed at least one year of service as a member of the Board, remain eligible to participate in the Aon Corporation Corporate Sponsored Bequest Plan (the "Bequest Plan"), established in 1994. The Bequest Plan was closed to future participants in connection with certain modifications to Director compensation that were effective January 1, 2006. As a result, non-management Directors elected or appointed to serve on the Board on or after January 1, 2006, are not eligible to participate in the Bequest Plan.

        The Bequest Plan was established to acknowledge the service of non-management Directors, to recognize the mutual interest of Aon and our non-management Directors in supporting worthy charitable institutions and to assist us in attracting and retaining non-management Directors of the highest caliber. Aon funds the Bequest Plan generally through the maintenance of life insurance policies on our eligible non-management Directors. Individual non-management Directors derive no financial benefit from the Bequest Plan, as any and all insurance proceeds and tax-deductible charitable donations accrue solely to us.

        The Bequest Plan allows each eligible non-management Director to recommend total charitable contributions of up to $1,000,000 to eligible tax-exempt organization(s) chosen by the eligible non-management Director and approved by Aon Foundation. Each eligible non-management Director may designate up to five tax qualified organizations to receive a portion of the $1,000,000 bequest amount, subject to a $100,000 minimum amount per organization. Each eligible non-management Director is paired with another eligible non-management Director under the Bequest Plan. The distribution of each eligible non-management Director's charitable bequest amount will begin at the later of: (i) the death of such eligible non-management Director; or (ii) the death of the other eligible non-management Director with whom such eligible non-management Director is paired. Distributions under the Bequest Plan, once they begin, will be made to the designated tax qualified organization(s) in ten equal annual installments.

Director Compensation—2011 Revisions

        On September 16, 2010, Aon's Board approved changes to the amount of compensation paid to Aon's non-management Directors. The modifications were recommended to the Board by the Compensation Committee after that Committee undertook a careful review of market practices. Based on advice from the Compensation Committee's outside compensation consultant, the Compensation Committee found the compensation program for non-management Directors to provide compensation that was below the competitive level relative to non-management directors at companies in Aon's peer group.

Aon Corporation

        The Board authorized the following changes to non-management Director compensation, effective January 1, 2011:

  •
  The value of the annual grant of deferred stock units made to each non-management Director on the date of each annual meeting of Aon's stockholders will be increased to $105,000; and

  •
  The additional annual retainer paid to the Chairs of each Board Committee will increase by $5,000.

        Other than the revisions noted above, all other elements of the Director compensation program will remain in effect.

Aon Corporation

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

What am I voting on?

        In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving Aon's executive compensation as reported in this proxy statement.

        We encourage stockholders to read the Compensation Discussion and Analysis beginning on page 33 of this proxy statement, which describes in detail how our compensation policies and procedures operate and are designed to achieve our compensation objectives of directly linking the compensation of our named executive officers to our performance and fundamentally aligning the financial interests of our named executive officers with those of our stockholders, as well as the Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 and other related tabular and narrative disclosures beginning on page 53 of this proxy statement, which provide detailed information on the compensation of our named executive officers.

        The Board of Directors and the Compensation Committee believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our compensation objectives, and the design of our compensation program and the compensation awarded to our named executive officers, fulfills these objectives.

        Stockholders are being asked to vote on the following advisory resolution:

        RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Aon's named executive officers as described in this proxy statement under "Executive Compensation", including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in this proxy statement.

Is this vote binding on the Board of Directors?

        Because this vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee, and neither the Board of Directors nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee will review and consider the outcome of the vote in connection with the ongoing review of Aon's executive compensation program.

How does the Board of Directors recommend that I vote?

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADVISORY APPROVAL OF THE COMPENSATION OF AON'S NAMED EXECUTIVE OFFICERS.

Aon Corporation

PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

What am I voting on?

        In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on an advisory resolution, commonly known as "say-on-pay," approving Aon's executive compensation as reported in this proxy statement.

        The enclosed proxy card gives stockholders four options for voting on this item. Stockholders can choose whether the say-on-pay vote should be conducted every year, every two years or every three years. Stockholders may also abstain from voting on this item. Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors.

Is this vote binding on the Board of Directors?

        Because this vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee. The Compensation Committee will review and consider the outcome of the vote when making future decisions with respect to how frequently we should conduct an advisory vote on the compensation of Aon's named executive officers.

How does the Board of Directors recommend that I vote?

        Aon believes that say-on-pay votes should be conducted every year to give stockholders the opportunity to provide regular feedback with respect to our executive compensation program, and allow the Board of Directors and the Compensation Committee the opportunity to evaluate individual compensation decisions annually in light of feedback from stockholders. In addition, an annual vote on executive compensation is consistent with our practice of seeking input from our stockholders on corporate governance matters, which include electing Directors annually and providing stockholders with the opportunity to ratify the Audit Committee's selection of our independent registered public accounting firm annually.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" CONDUCTING AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

Aon Corporation

PROPOSAL 5—APPROVAL OF THE AON CORPORATION 2011 INCENTIVE PLAN

What am I voting on?

        You are voting on a proposal to approval a new equity and cash incentive plan, known as the Aon Corporation 2011 Incentive Plan (the "2011 Plan").

Why is the proposal being submitted to the stockholders?

        On March 18, 2011, the Board of Directors adopted the 2011 Plan, subject to stockholder approval. It is not anticipated that any awards will be made under the 2011 Plan unless and until stockholder approval is obtained.

        Our current equity incentive plan, the 2001 Aon Stock Incentive Plan (the "2001 Plan" or the "Stock Plan"), and our current cash incentive plan, the 2001 Aon Senior Officer Incentive Compensation Plan (the "Cash Incentive Plan"), are due to expire by their terms in April 2011. In connection with the Hewitt acquisition, Aon became the successor sponsor of the Hewitt Associates, Inc. Amended and Restated Global Stock and Incentive Plan (the "Hewitt Plan"). No awards have been made under the Hewitt Plan subsequent to the Hewitt acquisition. Upon stockholder approval of the 2011 Plan, no further awards will be made under the 2001 Plan, the Cash Incentive Plan, or the Hewitt Plan.

        As of December 31, 2010, a total of 24,610,479 shares remain available for new grants under the 2001 Plan, based on the share counting rules in effect for such plan. In addition, as of December 31, 2010, (i) 11,288,716 shares were covered by outstanding and unexercised options granted under the 2001 Plan, which awards had a weighted-average exercise price of $33.8595, a weighted-average remaining contractual term of 3.4 years, and generally vest over a ten-year, five-year or three-year period; and (ii) 22,776,825 shares were subject to outstanding unvested full value awards (i.e. restricted stock units and performance share units calculated at maximum payout) under the 2001 Plan. As of December 31, 2010, a total of 1,144,464 shares were subject to deferred settlement obligations with respect to outstanding vested full value awards and a total of 950 shares were subject to deferred settlement obligations with respect to previously exercised options. Performance share units and other awards subject to deferred settlement that were awarded under the 2001 Plan will be settled under that plan, regardless of whether stockholders approve the 2011 Plan.

        As of December 31, 2010, 2,305,588 shares were covered by outstanding and unexercised options granted under the Hewitt Plan, which awards had a weighted-average exercise price of $22.59, a weighted-average remaining term of 5.4 years, and were fully vested as of the completion date of the Hewitt acquisition. Aon will not grant any additional awards under the Hewitt Plan.

        The Board of Directors believes it is in the best interest of Aon and its stockholders to adopt the 2011 Plan. The purpose of the 2011 Plan and reasons the Board recommends approval of it are described below.

        You are asked to approve the 2011 Plan to qualify stock options as incentive stock options pursuant to Section 422 of the Internal Revenue Code, to qualify certain compensation under the 2011 Plan as performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, and to satisfy the NYSE guidelines regarding equity compensation.

Aon Corporation

 What are the key factors supporting this proposal?

  •
  The 2011 Plan is critical to Aon's success in attracting and retaining employees in a competitive labor market. Equity awards help create an employee ownership culture and further align our employees' interests with those of our stockholders. Equity awards under the 2011 Plan create long-term incentives for our employees because the awards are generally subject to a multi-year vesting period and/or performance measure(s).

  •
  Aon's stock ownership requirements ensure that our most senior leaders hold a significant number of shares of Common Stock throughout their employment. Approval of the 2011 Plan will help achieve the goals of these requirements.

  •
  The 2011 Plan allows Aon to continue its practice of awarding its senior leaders the majority of their awards in the form of multi-year performance awards. In 2010, under the 2001 Plan, Aon awarded 88 key employees performance awards representing a total of 1,390,047 shares of Common Stock at target. The value of such awards is entirely contingent upon the successful achievement of the applicable performance goals.

  •
  The 2011 Plan allows Aon to continue its practice of awarding equity grants to a broad base of employees in connection with Aon's discretionary bonus program, pursuant to which a portion of the bonus is paid in the form of restricted stock units. In 2010, under the 2001 Plan, Aon awarded approximately 1,500 employees globally restricted stock unit awards representing a total of 1,777,071 shares of Common Stock. The practice of awarding a portion of the bonus amount in equity is common among our competitors and is considered a best practice in our industry.

  •
  The 2011 Plan allows Aon to continue its practice of attracting, motivating and retaining the next level of talent within the organization.

  •
  The 2011 Plan prohibits the repricing of stock options and stock appreciation rights without stockholder approval.

  •
  Stock options and stock appreciation rights granted under the 2011 Plan must have an exercise price set at or above the fair market value of a share of Common Stock on the grant date.

  •
  The share pool for the 2011 Plan is a fixed number of shares of Common Stock; it is not an "evergreen" pool.

  •
  Aon has not sought approval for additional shares since 2001, when the 2001 Plan was approved by stockholders. The number of shares of Common Stock requested for the share pool under the 2011 Plan is 25 million shares. Aon estimates that this amount will be sufficient to cover awards for the three-year period beginning in the second quarter of 2011 through the first quarter of 2014. Estimated share issuance over the three-year period assumes the achievement of maximum financial performance under Aon's equity-based incentive compensation programs, the inclusion of legacy Hewitt employees now eligible to participate in equity-based incentive compensation programs and the closing price of our Common Stock on December 31, 2010. Actual share issuance over the three-year period may be less than assumed due to factors including an increase in the price of our Common Stock or the achievement of less than maximum financial performance.

  •
  The 2011 Plan will allow Aon to grant performance-based compensation that is exempt from the $1 million limit on tax-deductible compensation.

Aon Corporation

 What additional factors should I consider in voting on this proposal?

        A summary of the material terms of the 2011 Plan is set forth below; however, this summary should be read in conjunction with, and is subject to the specific provisions of the full text of the 2011 Plan, as set forth in Appendix A to this proxy statement.

        Purpose of the 2011 Plan.    The 2011 Plan will provide a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents and other service providers to Aon through the acquisition of a larger personal financial interest in Aon.

        Eligible Award Recipients.    Officers and other employees of Aon (approximately 3,100 persons currently participating under the 2001 Plan or the Hewitt Plan), non-employee directors (15 persons currently participating under the 2001 Plan), and consultants, independent contractors, agents and other service providers to Aon are eligible to participate in the 2011 Plan.

        Administration.    The 2011 Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the discretion to grant awards under the 2011 Plan, to determine the terms thereof, to interpret the provisions of the 2011 Plan and to take action as it deems necessary or advisable for the administration of the 2011 Plan. The Compensation Committee may provide a limited delegation of authority to Aon's management to approve certain awards under the 2011 Plan.

        Number of Authorized Shares.    The 2011 Plan provides for awards during the term of the 2011 Plan with respect to a maximum of 25 million shares, subject to adjustment (the "Share Pool"). Under the terms of the 2011 Plan, up to 15 million shares may be granted as ISOs (as defined below). The maximum number of shares that may be covered by awards granted to any one participant during any one calendar-year period is 1,500,000. The number and class of shares available under the 2011 Plan and/or subject to outstanding awards will be equitably adjusted by the Compensation Committee (as determined by the Compensation Committee in its sole discretion) in the event of various changes in the capitalization of Aon to preserve the benefits or potential benefits of the awards. To the extent that an award under the 2011 Plan expires, is canceled, forfeited, or otherwise terminated without delivery of shares, the shares retained by or returned to Aon will be available for future grants under the 2011 Plan. In addition, in the case of any award granted in assumption of or in substitution for an award of a company or business acquired by Aon or a subsidiary or affiliate or with which Aon or a subsidiary or affiliate combines, shares issued or issuable in connection with such substitution award will not be counted against the Share Pool or the limit on the number of shares that may be covered by awards granted to any one participant during any one calendar-year period. Shares subject to an award under the 2011 Plan may not again be made available for issuance under the Plan if such Shares are: (i) shares that were subject to a stock-settled SAR (as defined below) and were not issued or delivered upon the net settlement of such SAR; (ii) shares delivered to or withheld by Aon to pay the exercise price or the withholding taxes related to an outstanding award; and (iii) shares repurchased on the open market with the proceeds of an option exercise.

        Type of Awards.    The following forms of awards may be granted to eligible award recipients, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs" and together with ISOs, "Options"); (iii) Common Stock-settled or cash-settled stock appreciation rights ("SARs"); (iv) restricted stock and restricted stock units; and (v) cash incentive awards.

Aon Corporation

        Options and Stock Appreciation Rights.    The Compensation Committee is authorized to grant ISOs, NSOs and SARs in tandem with or as a component of other awards ("Tandem SARs") or SARs not in conjunction with other awards ("Freestanding SARs"). The exercise price per share of an Option will in no event be less than 100% of the fair market value per share of Aon's Common Stock underlying the award on the date of grant and may be exercised on a "net exercise" basis. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (i) the exercise price of a Tandem SAR cannot be less than the exercise price of the underlying Option, and (ii) the exercise price of a Freestanding SAR will be fixed as of the date of grant and will not be less than the fair market value of a share of Common Stock on the grant date. Without the approval of stockholders, Aon will not amend or replace previously granted Options or SARs in a transaction that constitutes a "repricing" within the meaning of the rules of the NYSE.

        The Compensation Committee will set the terms and conditions of vesting and exercise for Options and SARs, and the Compensation Committee will determine the methods by which an Option or SAR may be exercised. Upon the exercise of a SAR, the participant is entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date of exercise over (ii) the exercise price of the shares of Common Stock covered by the SAR, or the portion thereof being exercised. Any fractional shares resulting from the exercise of a SAR will be paid in cash.

        Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no Option or SAR may be exercised more than ten years from the grant date.

        Restricted Stock and Restricted Stock Units.    The Compensation Committee may grant full value shares in the form of restricted stock or restricted stock units to participants. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock or restricted stock units subject to continued employment, passage of time and/or performance conditions as deemed appropriate by the Compensation Committee; provided, however, that the grant, issuance, retention, vesting and/or settlement of an award of restricted stock or restricted stock units that is based solely on continued employment or the passage of time will vest over a period of not less than one year from the grant date (but such vesting may occur ratably over the one-year period). This minimum vesting condition will not apply if the participant dies, becomes disabled or retires, or in connection with a change-in-control of Aon.

        Holders of restricted stock have all the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions, except to the extent restricted by the terms of the 2011 Plan or any award document relating to the restricted stock and subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee. Holders of restricted stock units will not have any such stockholder rights until shares have been issued to them upon vesting, although the Compensation Committee may provide for dividend equivalent rights.

        Cash Incentive Awards.    The Compensation Committee may grant cash incentive awards that may be contingent on the achievement of a participant's performance objectives over a specified period established by the Compensation Committee. The grant of cash incentive awards may also be subject to other conditions, restrictions and contingencies, as determined by the Compensation Committee. Cash incentive awards may include the right to receive payment of cash or shares having the value equivalent to the cash otherwise payable.

Aon Corporation

        $1 Million Limit.    Under Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)"), a United States income tax deduction for Aon will generally be unavailable for annual compensation in excess of $1 million paid to the principal executive officer or any of the three most highly compensated executive officers (other than the principal executive officer or the principal financial officer) of a public corporation. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. Aon anticipates that stock options and SARs granted under the 2011 Plan will generally satisfy the requirements for "performance-based compensation" as that term is used in Section 162(m). The Compensation Committee may grant full value awards as "performance-based compensation" that is conditioned upon the achievement of one or more performance goals that are approved Performance Criteria (as defined in this 2011 Plan) under the 2011 Plan. However, the actual tax treatment of such awards will depend on the satisfaction of the requirements of Section 162(m). One such requirement is that the Performance Criteria must be approved by Aon's stockholders. Approval of the 2011 Plan will constitute approval of the Performance Criteria set forth therein.

        Performance-Based Compensation.    If the Compensation Committee specifies that any full value award of restricted stock or restricted stock units or any cash incentive award is intended to qualify as "performance-based compensation" under Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of one or more pre-established performance goals in accordance with the provisions of Section 162(m) and the related regulation, as more fully described below. Achievement of performance goals will be measured over a performance period, as specified by the Compensation Committee. Each performance goal will be established not later than the earlier of (i) ninety days after the beginning of any performance period applicable to such award or (ii) the time that 25% of such performance period has elapsed. The Compensation Committee has the discretion to reduce the amount of a settlement otherwise to be made. The Compensation Committee will specify the circumstances in which performance-based awards will be paid or forfeited in the event of the participant's death or disability, in connection with a change of control or, subject to the achievement of the performance goals during the performance period, as described above in the discussion of restricted stock and restricted stock units, in connection with any other termination of employment prior to the end of a performance period or settlement of such awards.

        For purposes of the 2011 Plan, a "performance goal" means any one or more of the following business criteria, either individually, alternatively or in any combination, applied to either Aon as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as selected by the Compensation Committee: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders' equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; or (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration,

Aon Corporation

geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like.

        In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Compensation Committee; provided that the Compensation Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in financial results filed with or furnished to the SEC.

        For awards intended to be "performance-based compensation," the grant of the awards and the establishment of the performance measures will be made during the period required under Section 162(m). The maximum amount payable pursuant to any cash incentive award under the 2011 Plan that is intended to be "performance-based compensation" to any participant in any calendar year is $10,000,000.

        Certain Events of Forfeiture.    The Compensation Committee has the discretion to add forfeiture provisions to any grant under the 2011 Plan, including forfeiture for violation of a restrictive covenant set forth in any applicable award agreement.

        Change in Control.    In the event of a change in control of Aon, the Board of Directors has discretion to take such actions as it deems appropriate including, but not limited to requiring that outstanding Options and SARs or other equity awards become fully vested and exercisable and, in certain cases, paid to participants and providing that the performance period applicable to performance-based awards will lapse and/or the performance goals for such awards will be deemed to be satisfied.

        Clawback Policy.    Any compensation earned or paid under the 2011 Plan is subject to forfeiture, recovery by Aon, or other action pursuant to any clawback or recoupment policy which Aon may adopt from time to time, including without limitation any such policy which Aon may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

        Adjustments to Shares.    In the event there is a change in the capital structure of Aon as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holdings shares other than regular cash dividends, the Compensation Committee shall make an equitable adjustment (in the manner and form determined in the Compensation Committee's sole discretion) in the number of shares and forms of the awards authorized to be granted under the 2011 Plan, including any limitation imposed on the number of shares of Common Stock with respect to which an award may be granted in the aggregate under the 2011 Plan or to any participant, and make appropriate adjustments (including exercise price) to any outstanding awards.

Aon Corporation

        Tax Withholding and Tax Offset Payments.    The Compensation Committee is authorized to withhold from awards and related payments (including Common Stock distributions) amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award by withholding Common Stock or other property (including Common Stock) to satisfy such withholding requirements or by taking certain other actions. Aon can delay the delivery to a participant of Common Stock under any award to allow it to determine the amount of withholding to be collected and to collect and process such withholding.

        Term of 2011 Plan.    Unless earlier terminated by the Board, the authority of the Compensation Committee to make grants under the 2011 Plan will terminate on the date that is ten years after the date upon which the Board of Directors adopted the 2011 Plan.

        Amendment and Termination.    The Board may suspend, amend or terminate the 2011 Plan; provided, however, that Aon's stockholders will be required to approve any amendment (i) to the extent required by law or the NYSE rules; (ii) that would alter the 2011 Plan's provisions restricting Aon's ability to grant Options and SARs with an exercise price that is not less than the fair market value of the underlying Options or SARs with an exercise price that is not less than the fair market value of the underlying Common Stock; or (iii) in connection with any action to amend or replace previously granted Options and SARs in a transaction that constitutes a "repricing" within the meaning of the rules of the NYSE.

        Awards granted prior to a termination of the 2011 Plan will continue in accordance with their terms following such termination. No amendment, suspension or termination of the 2011 Plan will adversely affect the rights of a participant in awards previously granted without such participant's consent.

        Certain Federal Income Tax Consequences.    The following is a general description of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to Aon and participants in connection with awards under the 2011 Plan. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation. If an award constitutes nonqualified deferred compensation and fails to comply with Section 409A of the Internal Revenue Code, the award will be subject to immediate taxation and tax penalties in the year the award vests. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or non-United States tax consequences, or the effect of gift, estate or inheritance taxes.

        The grant of Options under the 2011 Plan will not, in itself, result in the recipient of the stock option realizing taxable income or Aon realizing an income tax deduction. However, the transfer of shares of Common Stock to a stock option holder upon exercise of the option may or may not give rise to taxable income to the option holder and a tax deduction for Aon, depending upon whether such option is a NSO or an ISO.

        The exercise of a NSO by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for Aon, in the amount equal to the excess of fair market value of the shares of Common Stock received at the time of exercise over the exercise price. Any gain that the option holder recognizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

        In general, for purposes of the alternative minimum tax under the United States tax laws, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an ISO

Aon Corporation

(determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of Common Stock received pursuant to the exercise of the ISO within the earlier of: (i) two years after the date of the grant of the ISO, or (ii) one year after the date of exercise, a subsequent sale of such shares of Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Aon.

        If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of Common Stock acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) fair market value of such shares of Common Stock on the date of exercise over the exercise price and (ii) the amount realized upon disposition over the exercise price. In such event, Aon generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

        The granting of SARs does not, in itself, result in taxable income to the recipient of a SAR or a tax deduction for Aon. Upon exercise of a SAR, the amount of any cash and/or the fair market value of any of our Common Stock received as of the exercise date are taxable to the participant as ordinary income and deductible by Aon.

        A participant will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, prior to the lapse of restrictions applicable to that stock, or dividend equivalents paid with respect to unvested restricted stock units, will be taxable as compensation income to the participant.

        Generally, a participant will recognize taxable ordinary income in connection with restricted shares when the shares become transferable and are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares at the time such restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the award date of restricted stock based on the fair market value of the shares of our Common Stock subject to the award on the date of the award. If a participant makes such an election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

        Assuming compliance with the applicable reporting requirements, Aon will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the same taxable year that the participant recognizes that ordinary income. The granting of restricted stock units does not result in taxable income to the recipient of a restricted stock unit or a tax deduction for Aon. The amount of cash received or the then-current fair market value of our Common Stock received upon vesting of the restricted stock unit is taxable to the recipient as ordinary income and deductible by Aon.

        The granting of full value awards (such as restricted stock units and performance share units) or cash incentive awards subject to performance conditions generally should not result in the recognition of taxable income by the recipient or a tax deduction by Aon. The payment or settlement of any such award should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash received or the then-current fair market value of the shares of our

Aon Corporation

Common Stock received, and a corresponding tax deduction by Aon. If shares or any portion of the cash settlement covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and Aon will be similar to the tax consequences of restricted stock awards, previously described. If the award consists of unrestricted shares of our Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction.

        Under Section 162(m) of the Internal Revenue Code, Aon may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our principal executive officer and each of our other three most highly compensated executive officers (other than our principal executive officer or our principal financial officer) who are employed by us on the last day of our taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by our stockholders is not subject to this deduction limitation. The 2011 Plan has been structured with the intention that compensation resulting from stock options, SARs and other stock or cash performance-based awards granted under the 2011 Plan will be qualified performance-based compensation and, assuming the 2011 Plan is approved by the stockholders, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Internal Revenue Code. The 2011 Plan allows the Compensation Committee discretion to award restricted stock, restricted stock units, performance shares, performance share units, other stock-based awards and cash incentive awards that are intended to be qualified performance-based compensation, as described above. However, nothing in this proposal precludes granting awards that do not qualify for tax deductibility under Section 162(m).

        Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2011 Plan in connection with a "change of control" may be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Aon would be denied a tax deduction for the excess parachute payment.

        What benefits will be received by our directors, officers and employees under the 2011 Plan?

New Plan Benefits

        On March 17, 2011, the Compensation Committee established budgeted pre-tax income from continuing operations as the corporate performance measure for 2011 under the Cash Incentive Plan. The Compensation Committee designated certain of Aon's officers subject to Section 16 of the Exchange Act and certain other senior executives (collectively, the "Eligible Officers") as eligible to participate in the Cash Incentive Plan for 2011. Under the Cash Incentive Plan, no payout will occur unless a minimum threshold of 85% of planned pre-tax income from continuing operations has been met. On March 17, 2011, the Compensation Committee also established the 2011 annual incentive targets and the maximum incentives payable for 2011 for each of the Eligible Officers. Annual incentive awards for the Eligible Officers established under the Cash Incentive Plan will be settled under the 2011 Plan to the extent such plan has been approved by Aon's stockholders. Set forth below are the expected target and maximum incentive awards that were determined by the Compensation Committee for the Chief Executive Officer, the named executive officers, all executive officers as a group and all non-executive officer employees as a group in 2011 if Aon meets the established corporate performance measure. Actual incentives could be more or less than the target incentives set forth below, depending upon actual performance against the corporate performance measure and subject to the Compensation

Aon Corporation

Committee's discretion. Consistent with prior years, Aon currently intends to pay 35% of the 2011 incentive awards in the form of restricted stock units under the ISP.

	Dollar Value of Award
Name and Position	Target(1)	Maximum(2)
Gregory C. Case, President and Chief Executive Officer	$3,000,000	$9,000,000
Christa Davies, Executive Vice President and Chief Financial Officer	$1,200,000	$3,600,000
Russell P. Fradin, Chairman and Chief Executive Officer, Aon Hewitt	$1,500,000	$4,500,000
Stephen P. McGill, Chairman and Chief Executive Officer, Aon Risk Solutions	$1,925,000	$5,775,000
Michael J. O'Connor, Chief Operating Officer, Aon Risk Solutions	$800,000	$2,400,000
All executive officers as a group	$10,805,000	$32,390,000
Non-executive officer employees as a group	$3,081,113	$9,243,339

(1)
Reflects a target incentive award as a percentage of base salary of 200% for Mr. Case; 150% for each of Ms. Davies and Mr. Fradin; 175% for Mr. McGill; and 100% for Mr. O'Connor
(2)
Reflects a maximum bonus of up to 300% of the target incentive award based on the achievement of specified performance targets.

        Other equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the 2011 Plan cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee. For an understanding of the equity-based compensation awards made in the past under the 2001 Plan, see the Grants of Plan-Based Awards in Fiscal Year 2010 table beginning on page 58 and the Outstanding Equity Awards at 2010 Fiscal Year-End table beginning on page 65. For an understanding of the cash incentives awarded in the past under the Incentive Compensation Plan, see the 2010 Summary Compensation Table for Fiscal Years 2010, 2009 and 2008 beginning on page 53.

What happens if the 2011 Plan does not receive stockholder approval?

        In the event there are not sufficient shares of Common Stock available to be issued under the 2001 Plan or the Hewitt Plan to settle awards granted thereunder, Aon will be required to grant some awards, or portions thereof, to be settled in cash. Settling awards in cash rather than shares of Common Stock could have an adverse impact on Aon's cash flow from operations, financial position and results of operations. Approval of the 2011 Plan should reduce the magnitude of Aon's exposure to such cash settlement risk.

        In addition, under applicable accounting rules, if Aon determines at any time that there would be insufficient shares remaining under the 2001 Plan or the Hewitt Plan to settle one or more awards granted thereunder with the issuance of shares, Aon will be required to classify and account for the equity-based awards, or portions thereof, to be settled in cash under one or both such plans as liabilities. This "liability accounting" could adversely impact Aon's financial position or results of operations. Approval of the 2011 Plan should reduce the magnitude of Aon's exposure to such "liability accounting" risk in the event that it is triggered.

How does the Board of Directors recommend that I vote?

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AON CORPORATION 2011 INCENTIVE PLAN.

Aon Corporation

PROPOSAL 6—APPROVAL OF THE AON CORPORATION 2011 EMPLOYEE STOCK PURCHASE PLAN

What am I voting on?

        You are voting on a proposal to approval a new employee stock purchase plan, known as the Aon Corporation 2011 Employee Stock Purchase Plan (the "2011 ESPP").

Why is the proposal being submitted to the stockholders?

        On March 18, 2011, the Board of Directors adopted the 2011 ESPP, subject to stockholder approval. If approved, the 2011 ESPP will become effective July 1, 2011, and will replace the existing 1998 Aon Employee Stock Purchase Plan (the "1998 ESPP"), which is due to expire in April 2011. The vast majority of terms under the 2011 ESPP are the same as the 1998 ESPP.

        The Board of Directors believes it is in the best interest of Aon and stockholders to approve the 2011 ESPP. The purpose of the 2011 ESPP and reasons the Board recommends approval of it are described below.

        You are asked to approve the 2011 ESPP to qualify the purchase of stock by eligible employees for favorable tax treatment under Section 423 of the Internal Revenue Code.

What factors should I consider in voting on this proposal?

        A summary of the material terms of the 2011 ESPP is set forth below; however, this summary should be read in conjunction with, and is subject to the specific provisions of the full text of the 2011 ESPP, as set forth in Appendix B to this Proxy Statement.

        Purpose of the 2011 ESPP.    The 2011 ESPP will help retain and attract employees to Aon through the acquisition of a larger personal financial interest in Aon.

        Eligible Employees.    Employees of Aon and its subsidiaries and affiliates that are on United States payroll are generally eligible to participate in the 2011 ESPP. However, employees whose customary employment is less than 20 hours per week are excluded from eligibility. Employees must complete a year of service with Aon prior to the start date of the offering period. There are approximately 20,000 employees eligible to participate in the 2011 ESPP.

        Purchase of Shares.    The 2011 ESPP provides eligible employees the ability to purchase shares of our common stock through payroll deduction. 7.5 million shares will be available for purchase under the 2011 ESPP, subject to adjustment if the number of outstanding shares of common stock are increased or decreased through stock dividends, recapitalizations, stock splits, reorganizations or similar changes.

        Limitations on Purchases.    Employees who, after purchasing shares of common stock under the 2011 ESPP, would own 5% or more of our common stock are not eligible to purchase additional shares under the 2011 ESPP. Employees may not purchase more than $25,000 of common stock (as determined by the fair market value of the stock on the first date of the purchase period) under the 2011 ESPP in any offering period or calendar year.

Aon Corporation

        Administration.    The Compensation Committee serves as the plan administrator. The Compensation Committee has the authority to make rules and adopt policies governing the administration of the 2011 ESPP.

        Offering Periods and Discount.    If our stockholders approve the 2011 ESPP, we anticipate that the first offering period will begin July 1, 2011. The offering periods will be semi-annual periods commencing on dates determined from time to time by the Compensation Committee. Shares of common stock will be deemed purchased on the last business day of the offering period. The purchase price per share will be the lower of 85% of the fair market value per share of common stock on the first business day of the offering period or the last business day of the offering period. The fair market value per share of common stock will be determined by reference to the closing price of a share of our common stock on the New York Stock Exchange on the relevant date.

        Election to Participate.    To participate in the 2011 ESPP, an eligible employee must file electronically an enrollment and payroll deduction authorization form with the Compensation Committee's designee at least 15 days prior to the first day of the offering period in which the employee initially participates. The election form will authorize Aon to make payroll deductions of up to 15% from the participant's eligible compensation (as defined in the 2011 ESPP) on each regular payday for as long as the employee participates in the 2011 Plan. Participants may only purchase shares through the 2011 ESPP by payroll deduction. These amounts will be credited to the employee's account under the 2011 ESPP.

        Withdrawals and Holding Period.    A participant may reduce his or her contribution percentage or discontinue participation in the 2011 ESPP at any time, but no other change can be made during an offering period. If a participant discontinues participation within 30 days of the end of the offering period, all amounts credited to his or her account will be used to purchase shares on the next purchase date. If a participant's employment terminates for any reason, or a participant discontinues participation within the permitted time frame, all amounts credited to his or her account will be returned or, at his or her election, used to purchase shares on the next purchase date.

        Amendment or Termination.    Our Board of Directors reserves the right to amend or terminate the 2011 ESPP at any time without notice. However, the Board of Directors generally may not, without stockholder approval: (i) increase the number of shares of common stock issuable under the 2011 ESPP; (ii) increase the maximum value of shares that may be purchased by each participant (except for permissible adjustments in the event of certain changes in our capitalization); (iii) alter the purchase price formula so as to reduce the purchase price payable for the shares of common stock purchased under the 2011 ESPP; or (iv) materially modify the requirements for eligibility to participate in the 2011 ESPP.

What benefits will be received by our directors, officers and employees under the 2011 ESPP?

        Our non-employee directors are not eligible to participate in the 2011 ESPP. Employee-directors and officers do not receive any special benefits under the 2011 ESPP. All eligible employees that elect to participate will receive the benefits outlined above.

How will the funds received from the 2011 ESPP be used and where will the shares come from?

        All funds held or received by Aon under the 2011 ESPP may be used for any corporate purpose until applied to the purchase of common stock or refunded to employees. The funds will not be

Aon Corporation

segregated from Aon's general assets. To deliver shares of common stock purchased by employees under the 2011 ESPP, we will either purchase shares of common stock in the open market or issue shares of common stock from treasury shares or authorized but unissued shares.

Who will pay the costs associated with the 2011 ESPP?

        Aon will pay all costs associated with the administration of the 2011 ESPP.

What happens if the Plan does not receive stockholder approval?

        Aon may need to offer greater cash compensation to attract and retain employees. Without the ability to offer employees an opportunity to purchase shares under the 2011 ESPP, Aon will have one less program to encourage employees to take a proprietary stake in Aon.

What are the United States Federal Income Tax Consequences?

        The 2011 ESPP is intended to be an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code. As a result, a participant will pay no federal income tax upon enrolling in the 2011 ESPP or upon purchase of the shares. A participant may recognize income and/or gain or loss upon the sale or other disposition of shares purchased under the 2011 ESPP, the amount and character of which will depend on whether the shares are held for two years from the first day of the offering period.

        If the participant sells or otherwise disposes of the shares within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the shares on the date of purchase over the purchase price and Aon will be entitled to a tax deduction for the same amount.

        If the participant sells or otherwise disposes of the shares after holding the shares for the two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the lesser of: (i) the excess of the market price of the shares on the first day of the offering period over the purchase price; or (ii) the excess of the market price of the shares on the date of disposition over the purchase price. Aon will not be entitled to any tax deduction with respect to shares purchased under the 2011 ESPP if the shares are held for the requisite two-year period.

        The Employee may also recognize capital gain or loss at the time of disposition of the shares, either short-term or long-term, depending on the holding period for the shares.

How does the Board of Directors recommend that I vote?

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AON CORPORATION 2011 EMPLOYEE STOCK PURCHASE PLAN.

Aon Corporation

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes the number of shares of our Common Stock that may be issued under our equity compensation plans as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	35,666,848	(1)(2)	$33.8595	(3)	25,082,404	(4)
Equity compensation plans not approved by security holders(5)	1,444,484		$—	(6)	—	(7)
Total	37,111,322		$33.8595	(6)	25,082,404

(1)
This amount includes the following:

–
11,288,716 shares that may be issued in connection with outstanding stock options

–
10,674,203 shares that may be issued in connection with stock awards;

–
562,618 shares that may be issued in connection with directors' compensation;

–
1,144,464 shares that may be issued in connection with deferred stock awards;

–
950 shares that may be issued in connection with deferred stock options;

–
455,893 shares that may be issued to satisfy obligations under the DCP; and

–
11,540,004 shares (assuming a maximum payout) that may be issued in connection with the settlement of performance share units.

(2)
On November 1, 2002, the DCP was amended to discontinue the distribution of shares with respect to deferrals after November 1, 2002 from the DCP. As of December 31, 2010, based on a stock price of $46.01, the maximum number of shares of Common Stock that could be issued under the DCP was 455,893.

(3)
Indicates weighted average exercise price for 11,288,716 outstanding options under the Stock Plan.

(4)
The total number of shares of Common Stock authorized for issuance in connection with awards under the Stock Plan and any pre-existing plans is 18% of the total outstanding shares of Common Stock. As of December 31, 2010, 24,610,479 shares remained according to such calculation. The amount shown in column (c) also includes 471,925 shares available for future issuance under the 1998 ESPP, including 83,978 shares subject to purchase as of December 31, 2010. Permissible awards under the Stock Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, including awards where the vesting, granting or settlement of which is contingent upon the achievement of specified performance goals, called "performance awards."

Aon Corporation

(5)
Below are the material features of our equity compensation plans that have not been approved by stockholders:

Aon U.K. Sharesave Scheme

The Aon U.K. Sharesave Scheme (the "U.K. Scheme") is available solely to employees in the United Kingdom. Under the U.K. Scheme, employees authorize Aon to deduct a specified amount from compensation each pay period for deposit into a savings account for a three-year term. If a participant's deductions continue through the last day of the term, the participant is credited with a tax-free cash bonus equal to 1.4 times the monthly payroll deduction. Participants may cease participation in the U.K. Scheme at any time and receive their deductions back, plus accrued interest. Participants are also granted options at the beginning of each savings period and may direct Aon to purchase or issue shares of Common Stock at a price equal to 85% of the market value at the beginning of the period, utilizing the accumulated amounts in their account. Options may be exercised generally within six months after the last day of the term, or after death, injury, disability, redundancy or retirement. If a participant ceases to be employed by Aon for other reasons, or declines to purchase Common Stock during any of the available purchase periods, the participant's right to purchase shares of Common Stock or accumulate additional payroll deductions lapses. The U.K. Scheme was approved by the Board of Directors in 1999. No specific authorization of shares of Common Stock for the U.K. Scheme has been made. As of December 31, 2010, the number of shares that could be issued under the plan was 302,643.

Aon Supplemental Savings Plan

The Supplemental Savings Plan was adopted by the Board of Directors in 1998. It is a nonqualified supplemental retirement plan that provides benefits to participants in the Aon Savings Plan whose employer matching contributions are limited because of IRS-imposed restrictions. Prior to January 1, 2004, participants covered under the Supplemental Savings Plan were credited with an additional matching allocation they would have received under the former Aon Savings Plan provisions—100% of the first 1% to 3% of compensation ("Tier I") and 75% of the next 4% to 6% of compensation ("Tier 2")—had compensation up to $500,000 been considered. Between January 1, 2004 and December 31, 2005, only participants defined as employees of Aon Consulting's Human Resource Outsourcing Group maintained the matching provision in the Supplemental Savings Plan. Participants may elect to have Tier I allocations credited to their accounts as if invested in a money market account or as if invested in Common Stock. Tier I allocations directed to an Common Stock account may not be moved to the money market account, regardless of the participant's age. As of January 1, 2006, no participants are eligible for Tier I or Tier II matching allocations. Before the beginning of each plan year, an election may be made by any participant to transfer some or all of a participant's money market account to the Aon Common Stock account. All amounts credited to the Aon Common Stock account are credited with dividends and other investment returns as under the Aon Savings Plan fund. Between January 1, 2004 and December 31, 2008, the Supplemental Savings Plan provision in effect provided employees hired January 1, 2004 and later, benefits on plan compensation above the IRS limits (and up to $500,000) as under the Aon Retirement Account (the "ARA") provision of the Aon Savings Plan. Benefits were in the form of a discretionary non-contributory company contribution made to eligible employees active at the end of the plan year with 1,000 or more hours of paid service. The Supplemental Plan ARA allocation was calculated using the same formula that the Board determines for the Aon Savings Plan ARA. Ongoing balances which

Aon Corporation

  resulted from the Supplemental Savings Plan ARA allocation will continue to track the same investment options as selected by the participant under the Aon Savings Plan. This includes the Common Stock option, and, like the Aon Savings Plan provision, has no transfer restrictions.

  Effective for plan years beginning January 1, 2009, a new Supplemental Savings Plan provision went into effect whereby employees were credited with an additional matching allocation they would have received under the new Aon Savings Plan match provision—100% of the first 6% of compensation—had compensation up to $500,000 been considered. Participants must also contribute the limit prescribed by the IRS ($16,500 for 2010) and be active on the last day of the year in order to receive the allocation. As of December 31, 2010, the number of shares that could be issued under the plan was 549,225.

  Aon Supplemental Employee Stock Ownership Plan

  The Aon Supplemental Employee Stock Ownership Plan was a plan established in 1989 as a nonqualified supplemental retirement plan that provided benefits to participants in the Aon Employee Stock Ownership Plan whose employer contributions were limited because of IRS-imposed restrictions. As of 1998, no additional amounts have been credited to participant accounts, although account balances are maintained for participants, and credited with dividends, until distribution is required under the plan. Distributions are made solely in Common Stock. No specific authorization of shares of Common Stock for the plan has been made. As of December 31, 2010, the number of shares of Common Stock that could be issued under the plan was 265,701.

  Awards to Gregory C. Case Pursuant to Employment Agreement

  Pursuant to the Employment Agreement between Gregory C. Case and Aon, dated April 4, 2005, the terms of which are described in this proxy statement under the heading "Executive Compensation" and are incorporated herein by reference, Mr. Case was granted certain equity compensation awards outside of the Stock Plan as inducement for his employment with Aon. Those awards consisted of 125,000 restricted stock units and an option to purchase 325,000 shares of Common Stock, for a total of 450,000 shares. All of the 325,000 options are fully vested and all of the 125,000 restricted stock units have been released.

(6)
The weighted-average exercise price of such shares is uncertain and is not included in this column.

(7)
None of these equity compensation plans contain a limit on the number of shares that may be issued under such plans; however, these plans are subject to the limitations set forth in the descriptions of these plans contained in Note 5 above.

        In connection with the Hewitt acquisition, Aon became the successor sponsor of the Hewitt Associates, Inc. Amended and Restated Global Stock and Incentive Plan (the "Hewitt Plan"). No awards have been made under the Hewitt Plan subsequent to the Hewitt acquisition. As of December 31, 2010, 2,305,588 shares were covered by outstanding and unexercised options granted under the Hewitt Plan, which awards had a weighted average exercise price of $22.59 and were fully vested as of the completion date of the Hewitt acquisition. These shares are not included in the table above. Aon will not grant any additional awards under the Hewitt Plan.

Aon Corporation

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        Aon has adopted procedures governing the review and approval of related party transactions. The terms of these procedures provide that the Governance/Nominating Committee will review transactions in which: (i) Aon is a party, participant, or has a direct or indirect material interest; (ii) the amount involved exceeds or reasonably can be expected to exceed $120,000; and (iii) any Director, executive officer or holder of five percent (5%) or more of Aon's voting securities, or an immediate family member of any such person, has a direct or indirect material interest. To facilitate the review and approval of related party transactions, Aon's Directors and executive officers complete an annual director and officer questionnaire and disclose all potential related person transactions involving themselves and their immediate family members. Throughout the year, Directors and executive officers are required to notify Aon's General Counsel of any potential related person transactions of which they become aware. Aon's General Counsel reports these transactions, as well as any other related-party transactions of which he is aware, to the Governance/Nominating Committee. The Governance/Nominating Committee considers all relevant facts of any related party transactions to determine whether to approve or ratify the transaction.

Related Party Transactions

        In 2010, Aon was a party to certain transactions with Patrick G. Ryan, Aon's former Chairman and Chief Executive Officer, who during a portion of 2010 continued to beneficially own more than five percent (5%) of Aon's Common Stock, and certain entities controlled by Mr. Ryan.

        These transactions included the payment to Aon by Mr. Ryan and certain entities controlled by Mr. Ryan of $708,425 for insurance-related services; $91,010 for consulting services; and $84,950 in connection with the sub-lease of office space, and the payment by Aon to an entity controlled by Mr. Ryan of $462,640 for brokerage commissions and fees.

        In connection with the closing of the Hewitt acquisition on October 1, 2010, Aon became the successor-in-interest to an existing relationship between Hewitt and the Corporate Leadership Center (the "CLC"). Cheryl A. Francis, who was appointed to Aon's Board upon the closing of the Hewitt acquisition, and subsequently appointed to the Finance Committee and the Organization and Compensation Committee of our Board, is co-founder and co-Chair of the CLC. On November 15, 2008, Hewitt and the CLC entered into an Alliance Agreement, pursuant to which they agreed to co-sponsor the Leading Women Executives Program, a program designed to promote the development and advance the careers of high-potential female executives. Aon and the CLC terminated the Alliance Agreement effective January 1, 2011, and in connection with such termination, the CLC paid Aon an aggregate amount of $179,895, representing the payment of a net revenue share related to the fourth quarter 2010, direct program expenses, and the return of an initial working capital investment by Hewitt. Following the appointment of Ms. Francis to the Compensation Committee through the effective date of the termination of the Alliance Agreement, the Compensation Committee did not hold any meetings or take any actions by consent resolution.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that each of our Directors and executive officers, and any other person who owns more than ten percent of our Common Stock, file with the SEC initial

Aon Corporation

reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, Aon believes that all such SEC filing requirements were met in a timely manner during 2010 other than with respect to: (i) a Form 4 filing for Jeremy G.O. Farmer to report the issuance of shares of Common Stock upon the vesting of a restricted stock unit award; (ii) a Form 4 filing for Gregory J. Besio to report the sale of shares pursuant to a 10b5-1 plan; and (i) a Form 4 filing for each of Messrs. McKenna and Morrison to report the deferral of director fees into a fund tracked in shares of Common Stock.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

        Stockholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2012 Annual Meeting of Stockholders must submit their proposals to the Office of the Corporate Secretary of Aon at 200 East Randolph Street, Chicago, Illinois 60601, on or before December 9, 2011. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion in our proxy statement.

        In accordance with our by-laws, in order to nominate a candidate for election as a Director or properly bring other business before the 2012 Annual Meeting of Stockholders, a stockholder's notice of the matter the stockholder wishes to present must be delivered to the Office of the Corporate Secretary of Aon at 200 East Randolph Street, Chicago, Illinois 60601, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than January 20, 2012 and no later than February 20, 2012.

INCORPORATION BY REFERENCE

        To the extent that this proxy statement is incorporated by reference into any other filing by Aon with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, the information contained in the section of this proxy statement entitled "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing. The information contained in the Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, other than Aon's Annual Report on Form 10-K, except to the extent specifically provided otherwise in such filing.

Aon Corporation

OTHER MATTERS

        The Board of Directors is not aware of any business to be acted upon at the Annual Meeting other than that described in this proxy statement. If any other business comes before the Annual Meeting, the proxy holders (as indicated on the accompanying proxy card or cards) will vote the proxies according to their best judgment with respect to such matters.

By Order of the Board of Directors,

Jennifer L. Kraft Vice President and Corporate Secretary

Chicago, Illinois
April 8, 2011

Aon Corporation

APPENDIX A

AON CORPORATION 2011 INCENTIVE PLAN

SECTION 1
General

        1.1    Purpose.    Aon Corporation, a Delaware corporation ("Aon"), has established the Plan to advance the interests of Aon and the Subsidiaries (collectively, the "Company") by providing a variety of equity-based and cash incentives designed to motivate, retain and attract employees, directors, consultants, independent contractors, agents, and other persons providing services to the Company through the acquisition of a larger personal financial interest in Aon.

        1.2    Effect on Prior Plans.    After the Approval Date, no further awards will be made under the 2001 Aon Stock Incentive Plan, as amended from time to time (the "2001 Plan") or the Hewitt Associates, Inc. Amended and Restated Global Stock and Incentive Plan, as amended from time to time (the "Hewitt Plan"), and Shares reserved for issuance thereunder will not be available for future awards thereunder after the Approval Date.

SECTION 2
Defined Terms

        The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

          (a)   "Affiliate" will have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

          (b)   "Agreement" will have the meaning set forth in subsection 9.9.

          (c)   "Approval Date" means the date on which the Plan is approved by Aon's stockholders.

          (d)   "Award" means any award described in Sections 6 through 8 of the Plan.

          (e)   "Beneficiary" means the legal representative of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award in the event the Participant's Termination Date occurs on account of death, regardless whether the Participant designated a person or person to receive the balance of his or her benefits under the 2001 Plan, the Hewitt Plan or any other Company plan or program.

          (f)    "Board" means the Board of Directors of Aon.

          (g)   "Cash Incentive Award" has the meaning set forth in subsection 8.1.

          (h)   "Change in Control" means:

            (1)   the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of

Aon Corporation

    subsection (3) of this Section 1(c); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

            (2)   individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

            (3)   the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (4)   the consummation of a plan of complete liquidation or dissolution of the Company.

Aon Corporation

          (i)    "Code" means the United States Internal Revenue Code of 1986, as amended, and references to any provision of the Code will be deemed to include successor provisions and regulations.

          (j)    "Committee" has the meaning set forth in subsection 4.1.

          (k)   "Effective Date" has the meaning set forth in subsection 9.1.

          (l)    "Eligible Individual" means any officer, director, or other employee of Aon or a Subsidiary, consultants, independent contractors or agents of Aon or a Subsidiary, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Aon or a Subsidiary, including in each case, directors who are not employees of Aon or a Subsidiary.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Expiration Date" has the meaning set forth in subsection 6.9.

          (o)   "Fair Market Value" of a Share means, as of any date and except as otherwise provided by the Committee, the closing sale price of a Share as reported on the New York Stock Exchange Composite Tape (or if the Shares are not traded on the New York Stock Exchange, the closing sale price on the exchange on which they are traded or as reported by an applicable automated quotation system) ("Composite Tape") on the applicable date or, if no sales of Shares are reported on such date, the closing sale price of a Share on the date a sale was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable). For purposes of determining the Fair Market Value of Shares that are sold pursuant to a cashless exercise program, Fair Market Value will be the price at which such Shares are sold.

          (p)   "Full Value Award" has the meaning set forth in subsection 7.1(a).

          (q)   "Incentive Stock Option" means an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code.

          (r)   "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

          (s)   "Option" has the meaning set forth in subsection 6.1(a).

          (t)    "Outside Director" means a director of Aon who is not an officer or employee of Aon or any Subsidiary.

          (u)   "Participant" will have the meaning set forth in Section 3.

          (v)   "Performance-Based Compensation" will have the meaning set forth in subsection 7.3.

          (w)  "Performance Criteria" means performance targets based on one or more of the following criteria: (i) revenues or net revenues; (ii) operating profit or margin; (iii) expenses, operating expenses, marketing and administrative expense, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (iv) operating earnings, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (v) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or stockholders' equity; (vii) return measures, including return on invested capital,

Aon Corporation

  sales, assets, or equity; (viii) stock price performance or stockholder return; (ix) economic value created or added; (x) implementation or completion of critical projects, including acquisitions, divestitures, and other ventures, process improvements, attainment of other strategic objectives, including market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals, or the like. In each case, performance may be measured (A) on an aggregate or net basis; (B) before or after tax or cumulative effect of accounting changes; (C) relative to other approved measures, on an aggregate or percentage basis, over time, or as compared to performance by other companies or groups of other companies; or (D) by product, product line, business unit or segment, or geographic unit. The performance targets may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Where applicable, each of the foregoing performance targets will be determined in accordance with generally accepted accounting principles and will be subject to certification by the Committee; provided that the Committee will have the authority to exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual, special, or non-recurring events and the cumulative effects of tax or accounting principles as identified in the financial results filed with or furnished to the Securities and Exchange Commission.

          (x)   "Person" will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) Aon or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Aon or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Aon in substantially the same proportions as their ownership of stock of Aon.

          (y)   "Plan" means this Aon Corporation 2011 Incentive Plan, as it may be duly amended from time to time.

          (z)   "SAR" or "Stock Appreciation Right" has the meaning set forth in subsection 6.1(b).

          (aa) "Share" means a share of common stock, $1.00 par value, of Aon.

          (bb) "Subsidiary" means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Aon (or by any entity that is a successor to Aon), and any other business venture designated by the Committee in which Aon (or any entity that is a successor to Aon) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, "Subsidiary" means a corporation that is a subsidiary of Aon within the meaning of section 424(f) of the Code.

          (cc) "Substitute Award" means an Award granted or Shares issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

          (dd) "Termination Date" means the date on which a Participant both ceases to be an employee of the Company and ceases to perform material services for the Company (whether as a director or otherwise), regardless of the reason for the cessation; provided that a "Termination

Aon Corporation

  Date" will not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Aon or the Subsidiary which was the recipient of the Participant's services; and provided, further that, with respect to an Outside Director, "Termination Date" means date on which the Outside Director's service as an Outside Director terminates for any reason.

SECTION 3
Participation

        Subject to the terms and conditions of the Plan, a "Participant" in the Plan is any Eligible Individual to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee will determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan. Subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Aon and the Participant, or except as otherwise provided in the Plan, an Award under the Plan will not affect any previous Award under the Plan or an award under any other plan maintained by Aon or any Subsidiary.

SECTION 4
Committee

        4.1    Administration By Committee.    The authority to control and manage the operation and administration of the Plan will be vested in the committee described in subsection 4.2 (the "Committee") in accordance with this Section 4. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        4.2    Selection of Committee.    So long as Aon is subject to Section 16 of the Exchange Act, the Committee will be selected by the Board and will consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and will be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Any Award granted under the Plan that is intended to constitute Performance-Based Compensation (including Options and SARs) will be granted by a Committee consisting solely of two or more "outside directors" within the meaning of section 162(m) of the Code and applicable regulations; provided, however, that as of the Effective Date and continuing thereafter unless and until otherwise specified by the Board, the Committee will be the Organization & Compensation Committee of the Board.

Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee for purposes of this Section 4 will be the Board.

        4.3    Powers of Committee.    The authority to manage and control the operation and administration of the Plan will be vested in the Committee, subject to the following:

          (a)   Subject to the provisions of the Plan (including subsection 4.3(e)), the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of Shares covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, (v) modify the terms of, cancel, or

Aon Corporation

  suspend Awards; (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective individual, the individual's present and potential contribution to Aon's or a Subsidiary's success and such other factors as the Committee deems relevant.

          (b)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

          (c)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to remedy any defect or omission and reconcile any inconsistency in the Plan or any Award, and to make all other determinations that may be necessary or advisable for the administration of the Plan including the termination thereof.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e)   Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination will be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

        4.4    Delegation by Committee.    Except to the extent prohibited by applicable law or the rules of any stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, except that Awards to individuals who are designated as "officers" under Rule 16a-1(f) of the Exchange Act may be made solely by the Committee. Any such allocation or delegation may be revoked by the Committee at any time.

        4.5    Information to be Furnished to Committee.    The Company will furnish the Committee such data and information as may be required for it to discharge its duties. The records of the Company as to an individual's employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        4.6    Liability and Indemnification of Committee.    No member or authorized delegate of the Committee will be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor will Aon or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Aon or a Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, will be indemnified by Aon against any and all liabilities, losses, costs and expenses (including

Aon Corporation

legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification will not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 5
Shares Reserved and Limitations

        5.1    Shares and Other Amounts Subject to the Plan.    The Shares for which Awards may be granted under the Plan will be subject to the following:

          (a)   The Shares with respect to which Awards may be made under the Plan will be shares currently authorized but unissued or currently held or subsequently acquired by Aon as treasury shares, including shares purchased in the open market or in private transactions.

          (b)   Subject to the provisions of subsection 5.2, the number of Shares which may be issued with respect to Awards under the Plan will be equal to 25 million Shares (the "Share Pool"). Except as otherwise provided herein, any Shares subject to an Award under this Plan which for any reason expires or is forfeited, cancelled, surrendered, or terminated without issuance of Shares will again be available under the Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (i) Shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR; (ii) Shares delivered to or withheld by Aon to pay the exercise price or the withholding taxes related to an outstanding Award; and (iii) Shares repurchased on the open market with the proceeds of an Option exercise.

          (c)   Substitute Awards will not reduce the Shares that may be issued under the Plan or that may be covered by Awards granted to any one Participant during any calendar year pursuant to subsection 5.1(e) or subsection 5.1(f).

          (d)   Except as expressly provided by the terms of this Plan, the issuance by Aon of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of Aon or any Subsidiary convertible into such shares or other securities, will not affect, and no adjustment by reason thereof, will be made with respect to Awards then outstanding hereunder.

          (e)   Subject to the following provisions of this subsection 5.1, the maximum number of Shares that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan will be 15 million; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentives Stock Options, such rules will apply to the limit on Incentive Stock Options granted under the Plan.

          (f)    The maximum number of Shares that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to this Plan will be 1,500,000. For purposes of this subsection 5.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively,

Aon Corporation

  with respect to such share, the tandem Option and SAR rights with respect to each Share will be counted as covering but one Share for purposes of applying the limitations of this subsection 5.1(f).

        5.2    Adjustments to Shares.    In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders holding Shares other than regular cash dividends, the Committee shall make an equitable adjustment (in the manner and form determined in the Committee's sole discretion) in the number of Shares and forms of the Awards authorized to be granted under the Plan, including any limitation imposed on the number of Shares of Common Stock with respect to which an Award may be granted in the aggregate under the Plan or to any Participant, and make appropriate adjustments (including exercise price) to any outstanding Awards.

SECTION 6
Options and SARS

        6.1    Definitions.

          (a)   The grant of an "Option" under the Plan entitles the Participant to purchase Shares at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 6 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Aon or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

          (b)   A grant of a "stock appreciation right" or "SAR" entitles the Participant to receive, in cash or Shares (as determined in accordance with the terms of the Plan), value equal to the excess of: (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant.

          (c)   An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the Exercise Price of both the Option and SAR will be the same, and the exercise of the Option or SAR with respect to a Share will cancel the corresponding tandem SAR or Option right with respect to such share.

        6.2    Eligibility.    The Committee will designate the Participants to whom Options or SARs are to be granted under this Section 6 and will determine the number of Shares subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan.

        6.3    Limits on Incentive Stock Options.    If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by section 422 of the Code.

        6.4    Exercise Price.    The "Exercise Price" of an Option or SAR will be established by the Committee at the time the Option or SAR is granted; provided, however, in no event will such price be less than 100% of the Fair Market Value of a Share on such date.

Aon Corporation

        6.5    Exercise/Vesting.    Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan will be exercisable in accordance with the following:

          (a)   An Option or SAR granted under this Section 6 will be exercised, in whole or in part (but with respect to whole Shares only) by giving notice to Aon or its designee prior to the Expiration Date applicable thereto. Such notice will specify the number of Shares being exercised and such other information as may be required by the Committee or its designee.

          (b)   No Option or SAR may be exercised prior to the date on which it is exercisable (or vested) or after the Expiration Date.

          (c)   The terms and conditions relating to exercise and vesting of an Option or SAR will be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Share ownership objectives by the Participant. Notwithstanding the foregoing, in no event will an Option or SAR granted to any employee become exercisable or vested prior to the first anniversary of the date on which it is granted (subject to acceleration of exercisability and vesting, to the extent permitted by, and subject to such terms and conditions determined by the Committee, in the event of the Participant's death, disability, retirement, or involuntary termination or in connection with a change in control).

        6.6    Method of Exercise; Payment of Exercise Price.    A Participant may exercise an Option (i) by giving notice to the Committee or its designee specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full, and without any extension of credit, either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Committee or its designee) to the Committee or its designee of previously owned whole Shares having a Fair Market Value, determined as of the date immediately preceding the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Committee to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of Shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the Participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C) and (ii) by executing such documents as the Committee may reasonably request. Any fraction of a Share which would be required to pay such purchase price will be disregarded and the remaining amount due will be adjusted through the federal tax withholding mechanism. No Shares will be issued and no certification representing Common Stock will be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 9.5, have been paid.

        6.7    Post-Exercise Limitations.    The Committee, in its discretion, may provide in an Award such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Share ownership by the Participant and such other factors as the Committee determines to be appropriate.

        6.8    No Repricing.    Except for adjustments pursuant to subsection 5.2 (Adjustments to Shares) or reductions of the Exercise Price approved by Aon's stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR

Aon Corporation

granted under the Plan be surrendered to Aon as consideration for the grant of a new Award, cash, or replacement Option or SAR with a lower exercise price. In addition, no repricing of an Option or SAR will be permitted without the approval of Aon's stockholders if such approval is required under the rules of any stock exchange on which Shares are listed; provided, however, that the foregoing prohibition shall not apply to the actions permitted under subsection 9.2 (Change in Control).

        6.9    Expiration Date.    The "Expiration Date" with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that in no event will the Expiration Date of an Option or SAR be later than the date that is ten years after the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange).

SECTION 7
Full Value Awards

        7.1    Definitions.

          (a)   A "Full Value Award" is a grant of one or more Shares or a right to receive one or more Shares in the future (including restricted shares, restricted share units, deferred shares, deferred share units, performance shares and performance share units), with such grant subject to one or more of the following, as determined by the Committee:

              (i)  The grant may be in consideration of a Participant's previously performed services, or surrender of other compensation that may be due.

             (ii)  The grant may be contingent on the achievement of performance or other objectives during a specified period.

            (iii)  The grant may be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives.

            (iv)  The grant may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement.

        7.2    Special Vesting Rules.    If an employee's right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with Aon or one or more Subsidiaries, without achievement of performance targets or other performance objectives (whether or not related to performance measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for full vesting will be not less than one year (subject, to the extent provided by, and subject to such terms and conditions determined by, the Committee, to prorated vesting over the course of such one-year period and to acceleration of vesting in the event of the Participant's death, disability, involuntary termination or otherwise in connection with a change in control, or retirement). The foregoing requirements will not apply to (a) grants made to newly eligible Participants to replace awards from a prior employer and (b) grants that are a form of payment of earned performance awards or other incentive compensation.

        7.3    Performance-Based Full Value Awards.    Any Full Value Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code, then to the extent required by section 162(m),

Aon Corporation

any Full Value Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations and other guidance under section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Full Value Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 7.3(b), such exercise of discretion may not result in an increase in the amount of the payment unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Full Value Award will become vested without regard to whether the Full Value Award would be Performance-Based Compensation.

        Nothing in this Section 7 will preclude the Committee from granting Full Value Awards under the Plan or the Committee, Aon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 8
Cash Incentive Awards

        8.1    Grant of Cash Incentive Awards.    Subject to the terms of the Plan, the Committee may grant to a Participant the right to receive a payment in cash (or, in the discretion of the Committee, in Shares equivalent in value to the cash otherwise payable) at any time and from time to time, as determined by the Committee ("Cash Incentive Award"). Each Cash Incentive Award will have a value as determined by the Committee, and the Committee may subject an Award to Performance Criteria or any other conditions, restrictions or contingencies, as determined in the Committee's discretion. Payment of earned Cash Incentive Awards will be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash Incentive Awards in the form of cash or Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Award. The determination of the Committee with respect to the time and form of payout of such Awards will be set forth in the Award Agreement pertaining to the grant of the Award.

        8.2    Performance-Based Cash Incentive Awards.    Any Cash Incentive Award granted to any Participant may constitute "Performance-Based Compensation" within the meaning of section 162(m) of the Code and regulations thereunder. If any such award is intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code, then to the extent required by

Aon Corporation

section 162(m), any Cash Incentive Award so designated will be conditioned on the achievement of one or more performance targets as determined by the Committee and the following additional requirements will apply:

          (a)   The performance targets established for the performance period established by the Committee will be objective (as that term is described in regulations under section 162(m) of the Code), and will be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the performance targets is substantially uncertain. The performance targets established by the Committee will be based on one or more of the Performance Criteria.

          (b)   A Participant otherwise entitled to receive a Cash Incentive Award for any performance period will not receive a settlement or payment of the Award until the Committee has determined that the applicable performance target(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this subsection 8.2, such exercise of discretion may not result in an increase in the amount of the payment, unless such discretion is exercised pursuant to Section 9.2 hereof.

          (c)   Except as otherwise provided by the Committee, if a Participant's Termination Date occurs because of death or disability, the Participant's Cash Incentive Award will become vested without regard to whether the Cash Incentive Award would be Performance-Based Compensation.

          (d)   The maximum amount payable pursuant to a Cash Incentive Award to any Participant in any calendar year is $10,000,000.

        Nothing in this Section 8 will preclude the Committee from granting Cash Incentive Awards under the Plan or the Committee, Aon or any Subsidiary from granting any cash incentive awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that to the extent that the provisions of this Section 8 reflect the requirements applicable to Performance-Based Compensation, such provisions will not apply to any Cash Incentive Award that is not intended to constitute Performance-Based Compensation. Except as otherwise provided in the applicable program or arrangement, distribution of any Cash Incentive Awards by the Company for a performance period ending in a calendar year will be made to the Participant not later than March 15 of the following calendar year.

SECTION 9
Operation and Administration

        9.1    Effective Date and Approval Date.    The Plan will be effective as of the date it is adopted by the Board (the "Effective Date"); provided, however, that Awards granted under the Plan prior to the Approval Date will be contingent on approval of the Plan by Aon's stockholders. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no new Awards will be made under the Plan on or after the tenth anniversary of the date on which the Plan is adopted by the Board.

Aon Corporation

        9.2    Change in Control.    (a) Notwithstanding any provision of this Plan or Award agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

            (i)  require that (A) some or all outstanding Options and SARs will immediately become exercisable in full or in part, (B) the vesting period applicable to some or all outstanding restricted shares and restricted stock units will lapse in full or in part, (C) the performance period applicable to some or all outstanding Awards will lapse in full or in part, and (D) the performance targets applicable to some or all outstanding Awards will be deemed to be satisfied at the target, maximum or any other level;

           (ii)  require that Shares of Common Stock of the Company resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as determined by the Board in accordance with Section 5.2;

          (iii)  require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (x) in the case of an Option or a SAR, the number of Shares then subject to the portion of such Option or SAR surrendered, to the extent such Option or SAR is then exercisable or becomes exercisable pursuant to Section 6.5 above, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such Option or SAR, (y) in the case of restricted shares or restricted stock units, the number of Shares then subject to the portion of such Award surrendered, to the extent the vesting period and performance period, if any, on such Award have lapsed or will lapse pursuant to Section 7.2 above and to the extent that the performance targets, if any, have been satisfied or are deemed satisfied pursuant to Sections 7.2 or 7.3 above, multiplied by the Fair Market Value of a Share as of the date of the Change in Control, and (z) in the case of performance shares and performance share units, the Fair Market Value of the Shares then subject to the portion of such Award surrendered, to the extent the performance period applicable to such Award has lapsed or will lapse pursuant to Section 7.3 above and to the extent the performance targets applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 7.3 above; (B) Shares of Common Stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to Clause (B) above; and/or

          (iv)  take such other action as the Board deems appropriate, in its sole discretion.

        9.3    Special Director Provisions.    Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided by the Board, awards to non-employee directors will be made in accordance with the terms of the Aon Corporation Non-Employee Directors' Deferred Stock Unit Plan, as amended, and all such awards will be deemed to be made under the Plan.

        9.4    Limit on Distribution.    Distribution of Shares or other amounts under the Plan will be subject to the following:

          (a)   Notwithstanding any other provision of the Plan, Aon will have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such

Aon Corporation

  delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (b)   In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (c)   To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

        9.5    Withholding.    All Awards and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, with the consent of the Committee, previously-owned Shares that have been held by the Participant or Shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law (or other rates that will not have a negative accounting impact).

        9.6    Transferability.    Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 9.6, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event will an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under section 422 of the Code.

        9.7    Notices.    Any notice or document required to be filed with the Committee or the Company under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee or the Company, in care of Aon at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

        9.8    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, will be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee requires.

        9.9    Agreement With Aon or Subsidiary.    At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Aon or the Subsidiary, as applicable (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

Aon Corporation

        9.10    Limitation of Implied Rights.

          (a)   Neither a Participant nor any other person will, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan constitutes a guarantee by the Company or any Subsidiary that the assets of such companies will be sufficient to pay any benefits to any person.

          (b)   The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan will confer upon the holder thereof any right as a stockholder of Aon prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in his name. Without limiting the generality of the foregoing, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those Shares during the vesting period. A Participant will have no voting rights with respect to any restricted stock units granted hereunder.

          (c)   During the vesting period, Participants holding Shares of restricted stock, restricted stock units, performance Shares or performance share units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including, but not limited to, cash or Shares.

        9.11    Forfeiture Events.    The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but are not limited to, termination of employment for cause, violation of material Company, Affiliate or Subsidiary policy, breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates or the Subsidiaries.

        9.12    Clawback Policy.    Any compensation earned or paid pursuant to this Plan is subject to forfeiture, recovery by the Company or other action pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

        9.13    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Aon Corporation

        9.14    Action by Aon or Subsidiary.    Any action required or permitted to be taken by Aon or any Subsidiary will be by resolution of its board of directors or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of Aon.

        9.15    Gender and Number.    Where the context allows, words in any gender include any other gender, words in the singular include the plural and the plural includes the singular, and the term "or" also means "and/or" and the term "including" means "including but not limited to".

        9.16    Applicable Law.    The provisions of the Plan will be construed in accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

        9.17    Foreign Participants.    Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which Aon or a Subsidiary operates or has employees.

        9.18    Construction.    If any provision of the Plan or any Award agreement relating to an award intended to satisfy the requirements for Performance-Based Compensation under section 162(m) of the Code does not comply or is inconsistent with such requirements of section 162(m) of the Code, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 10
Amendment and Termination

        The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living and if applicable, the Beneficiary), adversely affect the rights of any Participant or, if applicable, Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 5.2 will not be subject to the foregoing limitations of this Section 10; and further provided no amendment will be made to the provisions of subsection 6.8 (relating to Option and SAR repricing) without the approval of Aon's stockholders; and provided further, that no other amendment will be made to the Plan without the approval of Aon's stockholders if the approval of Aon's stockholders of such amendment is required by law or the rules of any stock exchange on which Shares are listed.

SECTION 11
Section 409A of the Code

        11.1    Intent to Comply with Section 409A of the Code.    Notwithstanding anything in this Plan to the contrary (for purposes of this section, "Plan" includes all Awards under the Plan), the Plan will be construed, administered or deemed amended as necessary to comply with the requirements of Section 409A of the Code to avoid taxation under Section 409A(a)(1) of the Code to the extent subject to Section 409A of the Code. The Committee, in its sole discretion, will determine the requirements of

Aon Corporation

Section 409A of the Code applicable to the Plan and will interpret the terms of the Plan consistently therewith. Under no circumstances, however, will the Company or any Subsidiary or Affiliate or any of its employees, officers, directors, service providers or agents have any liability to any person for any taxes, penalties or interest due on amounts paid or payable under the Plan, including any taxes, penalties or interest imposed under Section 409A of the Code. Any payments to Award holders pursuant to this Plan are also intended to be exempt from Section 409A of the Code to the maximum extent possible, first, to the extent such payments are scheduled to be paid and are in fact paid during the short-term deferral period, as short-term deferrals pursuant to Treasury regulation §1.409A-1(b)(4), and then, if applicable, under the separation pay exemption pursuant to Treasury regulation §1.409A-1(b)(9)(iii), and for this purpose each payment will be considered a separate payment such that the determination of whether a payment qualifies as a short-term deferral will be made without regard to whether other payments so qualify and the determination of whether a payment qualifies under the separation pay exemption will be made without regard to any payments which qualify as short-term deferrals. To the extent any amounts under this Plan are payable by reference to an Award holder's "termination of employment," such term will be deemed to refer to the Award holder's "separation from service," within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Plan, if an Award holder is a "specified employee," as defined in Section 409A of the Code, as of the date of the Award holder's separation from service, then to the extent any amount payable under this Plan (i) constitutes the payment of nonqualified deferred compensation, within the meaning of Section 409A of the Code, (ii) is payable upon the Award holder's separation from service and (iii) under the terms of this Plan would be payable prior to the six-month anniversary of the Award holder's separation from service, such payment will be delayed until the earlier to occur of (a) the six-month anniversary of the separation from service or (b) the date of the award holder's death.

        11.2    Prohibition on Acceleration of Payments.    The time or schedule of any settlement or amount scheduled to be paid pursuant to the terms of the Plan or any Agreement may not be accelerated except as otherwise permitted under Code Section 409A and the guidance and Treasury regulations issued thereunder.

Aon Corporation

APPENDIX B

AON CORPORATION 2011 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1
General

        1.1    Purpose.    Aon Corporation, a Delaware corporation ("Aon"), has established the Plan to assist eligible employees of the Company and its Participating Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. In addition, the Plan is intended to help eligible employees provide for their future security and to encourage them to remain in the employment of the Company and its Participating Subsidiaries.

        1.2    Effect on Prior Plan.    If this Plan is approved by the Company's stockholders, no further purchases will be available under the Aon 1998 Employee Stock Purchase Plan, as amended from time to time (the "1998 Plan"), and shares reserved for issuance thereunder will not be available for future awards, after the current offering period under the 1998 Plan ends on June 30, 2011 and purchases related to such offering period are settled.

SECTION 2
Defined Terms

        The meaning of capitalized terms used in the Plan are set forth below if not otherwise defined in the text of the Plan.

          (a)   "Code" means the Internal Revenue Code of 1986, as amended.

          (b)   "Committee" means the Organization and Compensation Committee of the Board of Directors of the Company.

          (c)   "Company" means Aon Corporation, a Delaware corporation.

          (d)   "Date of Exercise" means the date as of which an Option is exercised and the Stock subject to that Option is purchased. With respect to any Option, the Date of Exercise is the last day on which Stock is traded on the New York Stock Exchange during the Option Period in which that Option was granted.

          (e)   "Date of Grant" means the date as of which an Option is granted, as set forth in Section 4.1(a).

          (f)    "Eligible Compensation" means the following types of earnings paid to an Eligible Employee for his or her service on behalf of the Company: (i) salary and fixed-based compensation including compensation for overtime; (ii) bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income; and (iii) net commission, renewal and override compensation (but excluding deferred commission payments).

          (g)   "Effective Date" means July 1, 2011.

          (h)   "Eligible Employee" means any regular employee of the Company or a Participating Subsidiary who meets the following criteria: (i) the employee does not, immediately after the Option is granted, own (within the meaning of Section 423(b)(3) and 424(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary; (ii) the employee has completed one year of employment for the Company or a Subsidiary; and (iii) the employee's customary employment is 20 hours or more a week. For purposes of this Plan, "employee" means any individual in an employee-employer relationship with the Company or a Participating Subsidiary, but excluding (a) any independent

Aon Corporation

  contractor, (b) any consultant, (c) any individual performing services for the Company or a Participating Subsidiary who has entered into an independent contractor or consultant agreement with the Company or a Participating Subsidiary, (d) any individual performing services for the Company or a Participating Subsidiary under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Participating Subsidiary enters into for services, (e) any individual whose base wage or salary is not processed by the Payroll Department(s) of the Company or a Participating Subsidiary, and (g) any "leased employee" as defined in Section 414(n) of the Code. For purposes of the Plan, an individual will be an "employee" of or be "employed" by the Company or a Participating Subsidiary for any Offering Period only if such individual is treated by the Company or such Participating Subsidiary as its employee for purposes of employment taxes and wage withholding for federal income taxes, regardless of any subsequent reclassification by the Company or any Participating Subsidiary, any governmental agency or any court.

          (i)    "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

          (j)    "Option Period" means with respect to any Option the period beginning upon the Date of Grant and ending on the last day of the sixth month of such period, or ending on such other date as the Committee shall determine. No Option Period may exceed 27 months from the Date of Grant.

          (k)   "Option Price" with respect to any Option has the meaning set forth in Section 5.1(b).

          (l)    "Participant" means an Eligible Employee who has complied with the provisions of Section 4.1(b).

          (m)  "Participating Subsidiary" means any present or future Subsidiary that the Committee designates to be eligible to participate in the Plan, and that elects to participate in the Plan.

          (n)   "Periodic Deposit Account" means the account established and maintained by the Company to which shall be credited pursuant to Section 4.1(c) amounts received from Participants for the purchase of Stock under the Plan.

          (o)   "Plan" means this Aon Corporation 2011 Employee Stock Purchase Plan.

          (p)   "Plan Year" means the calendar year.

          (q)   "Stock" means shares of common stock, par value $1.00 per share, of the Company.

          (r)   "Stock Purchase Account" means the account established and maintained by the Company or its designee to which shall be credited pursuant to Section 5.1(c) Stock purchased upon exercise of an Option under the Plan.

          (s)   "Subsidiary" means any present or future corporation that would be a "subsidiary corporation" of the Company as that term is defined in Code Section 424.

SECTION 3
Eligibility and Participation

        3.1    Initial Eligibility.    Any individual who is an Eligible Employee on the first day of an Option Period will be eligible to participate in the Option Period commencing on such date, subject to the terms and conditions of the Plan.

Aon Corporation

        3.2    Leave of Absence.    For purposes of participating in the Plan, a Participant on a leave of absence will be deemed an employee for up to 90 days or, if longer, during the period the Participant's right to continued employment is guaranteed by contract or statute. If the leave of absence is paid, authorized payroll deductions related to the Plan will continue. If the leave of absence is unpaid, no deductions will be permitted during the leave. If such a Participant returns to active status within 90 days or the guaranteed period, as applicable, authorized payroll deductions related to the Plan will automatically begin anew. If the Participant does not return to active status within 90 days or the guaranteed period, as applicable, the Participant will be treated as having terminated employment for all purposed under the Plan.

        3.3    Participation.    The provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423. An Eligible Employee may become a Participant in any Option Period by entering an electronic election to participate and a payroll deduction authorization with the Committee's designee. Payroll deductions will begin on the first day of the Option Period and will end on the applicable end date of the Option Period, unless withdrawn by the Participant or sooner terminated in accordance with Section 6. Notwithstanding the foregoing, any Option Period outstanding as of July 1, 2011 under the 1998 Plan will automatically be withdrawn and such Eligible Employee will automatically be enrolled in an Option Period beginning July 1, 2011 under this Plan.

        3.4    International Employees and Transfers.    Individuals that transfer to the United States, become Eligible Employees and are placed on a U.S. payroll may not participate in an Option Period that had an start date prior to such transfer. Such Eligible Employees may participate in an Option Period that begins on or after such transfer date by entering into an electronic election to participate and a payroll deduction authorization for such Option Period. A Participant who transfers outside the U.S. and is no longer on the U.S. payroll of the Company or a Participating Subsidiary will be treated as a terminated Participant under this Plan. For purposes of this Plan, Puerto Rico payroll is not considered U.S. payroll.

SECTION 4
Offerings, Participation and Payroll Deductions

        4.1    Grant of Options.

          (a)    In General.    The Company may grant Options under the Plan to all Eligible Employees on January 1 and/or July 1 of each Plan Year or on such other date as the Committee shall designate; provided, however, that if any such date falls on a date when Stock is not traded on the New York Stock Exchange, then the first date thereafter on which Stock is so traded shall be the date on which the Option is granted. The term of each Option shall end on the last day of the Option Period with respect to which the Option is granted. With respect to each Option Period, each Eligible Employee shall be granted an Option, on the Date of Grant, for as many full and fractional shares of Stock as the Eligible Employee may purchase with up to 15% of the Eligible Compensation he or she receives during the Option Period (or during any portion of the Option Period as the Eligible Employee may elect to participate); provided, however, that no Eligible Employee will be permitted to purchase in excess of $25,000 in fair market value of Stock (determined by reference to the closing price of a share of Stock as quoted on the New York Stock Exchange on the Date of Grant) in any Option Period. The Committee will have the discretion to impose a reduced limitation on appropriate notice in advance of any Option Period.

Aon Corporation

          (b)    Election to Participate.    Each Eligible Employee who elects to participate in the Plan shall communicate to the Company, in accordance with procedures established by the Committee, an election to participate in the Plan whereby the Eligible Employee designates a stated whole percentage equaling at least 1%, but no more than 15%, of his or her Eligible Compensation during the Option Period to be deposited periodically in his or her Periodic Deposit Account under subparagraph (c). The cumulative amount deposited in the Periodic Deposit Account during an Option Period with respect to any Eligible Employee may not exceed the limitation stated in subparagraph (a). A Participant's election to participate in the Plan shall continue in effect during the current and subsequent Option Periods until changed pursuant to Section 6.

          (c)    Periodic Deposit Accounts.    The Company shall maintain a Periodic Deposit Account for each Participant and shall credit to that account in U.S. dollars all amounts received under the Plan from the Participant. No interest will be paid to any Participant or credited to his or her Periodic Deposit Account under the Plan with respect to such funds. Subject to the limitation in subparagraph (d), all amounts credited to a Participant's Periodic Deposit Account shall be used to purchase Stock under Section 5.1; provided, however, a Participant's Periodic Deposit Account shall be refunded to him or her on receipt by the Company prior to a Date of Exercise in accordance with procedures established by the Company, of a Participant's request for such a refund. Credits to an Eligible Employee's Periodic Deposit Account shall be made by payroll deduction or by other alternate payment arrangements, in accordance with rules and procedures established by the Committee. An Eligible Employee may eliminate the periodic credits to his or her Periodic Deposit Account for future periods by filing a new election amount at any time during an Option Period. The change shall become effective in accordance with the Committee's rules and procedures as soon as practicable after the Company receives the election, but the change will not affect the amounts deposited with respect to Eligible Compensation sooner than the Eligible Compensation payable with respect to the next pay period after the Company receives the authorization.

          (d)    Purchase Limitation.    No Eligible Employee shall be permitted to purchase Stock pursuant to an Option under the Plan or an option under any other employee stock purchase plan of the Company or of any Subsidiary which is intended to qualify under Section 423 of the Code, at a rate which exceeds $25,000 in fair market value of Stock (determined by reference to the closing price of a share of Stock as quoted on the New York Stock Exchange on the date on which the option is granted) for each calendar year in which any option granted to the Eligible Employee is outstanding at any time.

SECTION 5
Exercise of Option

        5.1    Exercise of Option.

          (a)    In General.    Subject to the limitation in Section 4.1(d), on each Date of Exercise, the entire Periodic Deposit Account of each Participant shall be used to purchase at the Option Price whole and/or fractional shares of Stock subject to the Option. Each Participant automatically and without any act on his or her part will be deemed to have exercised his or her Option on each Date of Exercise to the extent that the amounts then credited to the Participant's Periodic Deposit Account under the Plan are used to purchase Stock.

          (b)    Option Price Defined.    The Option Price per share of Stock to be paid by each Participant on each exercise of his or her Option shall be an amount in U.S. dollars equal to the

Aon Corporation

  lower of 85% of the fair market value of a share of Stock as of the Date of Grant or the Date of Exercise. The fair market value of a share of Stock as of a Date of Grant or Date of Exercise shall be the closing price of a share of Stock as quoted on the New York Stock Exchange on such date. If the Stock of the Company is not admitted for trading on any such date for which the closing price is to be determined, then reference will be made to the next preceding date on which Stock was so admitted.

          (c)    Stock Purchase Accounts; Stock Certificates.    The Company shall cause to be maintained a Stock Purchase Account for each Participant to reflect the whole and partial Stock purchased under the Plan by the Participant. Upon exercise of an Option by a Participant pursuant to subparagraph (a), the Company shall cause whole and/or partial shares of Stock purchased at that time to be issued to the Participant's Stock Purchase Account.

          (d)   Except as provided in Section 6.1, certificates with respect to Stock held in a Participant's Stock Purchase Account shall be issued only on request by the Participant for a distribution of whole shares. Upon issuance of such a Stock certificate to a Participant, the Participant's Stock Purchase Account shall be adjusted to reflect the number of shares of Stock distributed to the Participant.

SECTION 6
Withdrawal

        6.1    Rights on Retirement, Death, Termination of Employment.    If a Participant retires, dies, or otherwise terminates employment, or if the corporation that employs a participant ceases to be a Participating Subsidiary, then to the extent practicable, no further amounts shall be credited to the Participant's Periodic Deposit Account from any pay due and owing with respect to the Participant after such retirement, death, or other termination of employment. All amounts credited to such a Participant's Periodic Deposit Account shall be returned to the Participant or used on the next Date of Exercise in that Option Period to purchase Stock under Section 4, based upon the election by the Participant or his or her personal representative. Notwithstanding anything in this Plan to the contrary, a Participant's Option shall not be exercisable more than three months after the Participant retires or otherwise ceases to be employed by the Company or a Participating Subsidiary, including as a result of the corporation ceasing to be a Participating Subsidiary, except to the extent permitted under Section 423(a) of the Code.

        6.2    Restriction Upon Assignment of Options.    An Option granted under the Plan shall not be transferrable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant's interest in the Plan or of his or her Option or of any rights under his or her Option.

        6.3    No Rights of Stockholder Until Exercise of Option.    A Participant shall not be deemed to be a stockholder of the Company, nor have any rights or privileges of a stockholder, with respect to the number of shares of Stock subject to an Option. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the Participant's Option is exercised pursuant to Section 5.1 and the Stock purchased by the Participant at that time has been credited to the Participant's Stock Purchase Account.

Aon Corporation

        6.4    Changes in the Stock; Adjustments of an Option.    In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Committee will adjust equitably (a) the number and class of shares or other securities that are reserved for sale under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Options, and (c) the appropriate market value and other price determinations applicable to Options. The Committee will make all determinations under this Section 6.4, and all such determinations will be conclusive and binding. No adjustments to outstanding Options will be made for dividends paid in the form of stock.

        6.5    Use of Funds; Repurchase of Stock.    All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. The Company shall not be required to repurchase from any Eligible Employee shares of Stock which such Eligible Employee acquires under the Plan.

SECTION 7
Stock

        7.1    Stock Subject to Plan.    Subject to the provisions of Section 6.4 (relating to adjustment upon changes in the Stock), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate seven million five hundred thousand (7,500,000) shares, and may be newly issued shares or treasury shares or shares bought in the market, or otherwise, for purposes of the Plan.

        7.2    Participant's Interest in Option.    The Participant will have no interest in Stock covered by an Option under the Plan until such Option has been exercised.

        7.3    Registration.    Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs, in accordance with the procedures established by the Committee, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law. If the Participant was a participant in the 1998 Plan and directed that shares purchased thereunder be registered in joint tenancy, Stock delivered under this Plan after the Effective Date will automatically be registered in joint tenancy unless such direction is changed by the Participant in accordance with procedures established by the Committee.

        7.4    Dividends.    Dividends on Stock purchased under the Plan that is held in a Participant's account shall be credited to the Participant's account and paid in cash. Unless the Participant has requested otherwise, cash payment will occur regardless whether the Participant is currently participating in an Option Period. At the Participant's request, dividends will be reinvested. If the Participant was a participant in the 1998 Plan prior to the Effective Date and elected that dividends be reinvested, such election will remain in effect after the Effective Date unless changed by the Participant in accordance with procedures established by the Committee.

SECTION 8
Administration

        8.1    Administration by Committee.

          (a)    Duties and Powers of the Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to: (1) determine when the initial and subsequent Options Periods will commence; (2) interpret the Plan and the Options; (3) adopt such rules for the administration, interpretation,

Aon Corporation

  and application of the Plan as are consistent with the Plan and Section 423 of the Code; and (4) interpret, amend, or revoke any such rules. In its absolute discretion, the Board of Directors of the Company may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may delegate any of its responsibilities under the Plan by designating in writing other persons who carry out any or all of such responsibilities.

          (b)    Majority Rules.    The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

          (c)    Compensation; Professional Assistance; Good Faith Actions.    All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

SECTION 9
Miscellaneous

        9.1    No Rights as an Employee.    Nothing in the Plan nor any Option shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and Subsidiaries to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause, to the extent otherwise permitted under law.

        9.2    Amendment of the Plan.    The Board of Directors of the Company, or its delegate, may amend, suspend, or terminate the Plan at any time; provided that approval by the vote of the holders of more than 50% of the outstanding shares of the Stock entitled to vote shall be required to amend the Plan to reduce the Exercise Price or increase the number of shares of Stock reserved for the Options under the Plan.

        9.3    Termination of the Plan.    Unless sooner terminated by the Company, the Plan will terminate upon the earlier of (i) July 1, 2021 or (ii) the date on which all shares available for issuance under the Plan have been sold pursuant to purchase rights exercised under the Plan.

        9.4    Governing Law.    The law of the State of Illinois will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

        9.5    Effect Upon Other Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary, except to the extent required by law. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Aon Corporation

        9.6    Notices.    Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of the Committee and any notice to be given to the Eligible Employee shall be addressed to the Eligible Employee at his or her last address as reflected in the Company's records. By a notice given pursuant to this paragraph, either party may hereafter designate a different address for notices to be given to it or the Eligible Employee. Any notice which is required to be given to the Eligible Employee shall, if the Eligible Employee is then deceased, be given to the Eligible Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this paragraph. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office, branch post office, or other depository regularly maintained by the United States Post Office.

        9.7    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Aon Corporation

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS AND

PROXY STATEMENT

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01AUFA 1 U P X + Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3, 5 and 6 and every 1 YR for Proposal 4. 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. 01 - Lester B. Knight 04 - Cheryl A. Francis 07 - Jan Kalff 02 - Gregory C. Case 05 - Judson C. Green 08 - J. Michael Losh 03 - Fulvio Conti 06 - Edgar D. Jannotta 09 - R. Eden Martin 1. Election of Directors: 10 - Andrew J. McKenna 13 - Richard C. Notebaert 11 - Robert S. Morrison 14 - John W. Rogers, Jr. 12 - Richard B. Myers For Against Abstain For Against Abstain For Against Abstain 16 - Carolyn Y. Woo 15 - Gloria Santona For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as Aon’s Independent Registered Public Accounting Firm. 3. Advisory vote on executive compensation. For Against Abstain 5. Approval of the Aon Corporation 2011 Incentive Plan. 6. Approval of the Aon Corporation 2011 Employee Stock Purchase Plan. 1 Yr 2 Yrs 3 Yrs Abstain 4. Advisory vote on the frequency of the advisory vote on executive compensation. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. IMPORTANT ANNUAL MEETING INFORMATION NNNNNNNNNNNN NNNNNNN 1 1 3 7 9 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 19, 2011. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/AON • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. 000004

Chicago, Illinois This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 20, 2011 The undersigned hereby appoints Gregory C. Case, Peter Lieb or Jennifer L. Kraft, each individually and each with powers of substitution, as proxies for the undersigned to vote all the shares of Common Stock the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Aon Corporation called to be held on May 20, 2011 at the Indiana Room, Aon Center, 200 East Randolph Street, Chicago, IL 60601 at 8:30 A.M. CDT, or any adjournment or postponement thereof in the manner indicated on the reverse side of this proxy, and upon such other business as may lawfully come before the meeting. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, 5 AND 6, AND “1 YR” ON PROPOSAL 4 AS INDICATED ON THE REVERSE SIDE HEREOF. This card also constitutes voting instructions by the undersigned participant, as a named fiduciary under the Aon Savings Plan, to the trustees of the ESOP Account of the Aon Savings Plan, and the trustees of the Aon Stock Fund of the Aon Savings Plan, respectively, for all shares votable by the undersigned participant and held of record by such trustees, if any. A trustee for each plan will vote these shares as directed provided your voting instruction is received by 11:59 p.m. Eastern Time on May 18, 2011. If there are any shares for which instructions are not timely received, the trustees of each plan will cause all such shares to be voted in the same manner and proportion as the shares of the respective plans for which timely instructions have been received, unless to do so would be contrary to ERISA. All voting instructions for shares held of record by the plans shall be confidential. You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. The Board of Directors recommends a vote “FOR” the listed nominees, and Proposals 2, 3, 5 and 6, and “1 Year” on Proposal 4. . Proxy — Aon Corporation B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + Stockholder Service Information Cash Dividend Payments – U.S. Based Stockholders: Aon encourages all stockholders who do not participate in the Dividend Reinvestment Plan to authorize the electronic deposit of their quarterly dividend payments directly into their checking or savings accounts. To take advantage of this free service, please mail a VOIDED check directly to Computershare at the address listed below along with your request for enrollment. Dividend Reinvestment: If you currently receive a cash payment for your dividend and wish to reinvest your dividend into additional shares of Aon Corporation common stock, you may view the Dividend Reinvestment Plan brochure through the Internet at www.computershare.com or you may telephone a customer service representative at one of the numbers listed below and request that one be sent to you. Internet Account Services: Stockholders can access their account information on-line at www.computershare.com. Through the Internet, you can view your certificate holdings and dividend reinvestment plan history. You can also request address changes and dividend reinvestment plan statements. Frequently Asked Questions: For general information pertaining to stock transfers, please visit the FAQ section, under “Shareholder Services” at www.computershare.com. If you have further questions regarding stock transfer related issues please call our stock transfer agent, Computershare Trust Company. Representatives are available to assist you Monday through Friday, 9:00 A.M. through 5:00 P.M. Eastern Time. The automated voice response telephone system is available 24 hours a day, 7 days a week. Computershare Contact Information: Computershare Trust Company, N.A. P.O. Box 43069 Providence, RI 02940-3069 Via Telephone: Inside the U.S.: (800) 446-2617 Outside the U.S.: (781) 575-2723 Via Internet: www.computershare.com IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.